EXHIBIT 4

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                    WELLS FARGO ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                             WELLS FARGO BANK, N.A.

                                (Master Servicer)

                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                    (Trustee)

                         POOLING AND SERVICING AGREEMENT

                          Dated as of October 28, 2005

                 Mortgage Asset-Backed Pass-Through Certificates
                                  Series 2005-2

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

                                TABLE OF CONTENTS



                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions...................................................
Section 1.02  Acts of Holders...............................................
Section 1.03  Effect of Headings and Table of Contents......................
Section 1.04  Benefits of Agreement.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by Custodian.......................................
Section 2.03  Representations and Warranties of the Master Servicer and the
               Seller.......................................................
Section 2.04  Execution and Delivery of Certificates........................
Section 2.05  Designation of Certificates; Designation of Startup Day and
               Latest Possible Maturity Date................................
Section 2.06  Optional Substitution of Mortgage Loans.......................


                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01  Certificate Account and Reserve Accounts......................
Section 3.02  Permitted Withdrawals from the Certificate Account............
Section 3.03  Advances by Master Servicer and Trustee.......................
Section 3.04  Custodian to Cooperate; Release of Owner Mortgage Loan Files
               and Retained Mortgage Loan Files.............................
Section 3.05  Reports to the Trustee; Annual Compliance Statements..........
Section 3.06  Title, Management and Disposition of Any REO Mortgage Loan....
Section 3.07  Amendments to Servicing Agreements, Modification of Standard
               Provisions...................................................

Section 3.08  Oversight of Servicing........................................
Section 3.09  Termination and Substitution of Servicing Agreements..........
Section 3.10  Application of Net Liquidation Proceeds.......................
Section 3.11  Exchange Act Reports..........................................
Section 3.12  Optional Purchases of Delinquent Loans........................


                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01  Interest Distributions........................................
Section 4.02  Distributions of Principal and Monthly Excess Cashflow Amounts
Section 4.03  Allocation of Losses..........................................
Section 4.04  Method of Distribution........................................
Section 4.05  Paying Agent..................................................
Section 4.06  Statements to Certificateholders; Reports to the Trustee
               and the Seller...............................................
Section 4.07  Reports to Mortgagors and the Internal Revenue Service........
Section 4.08  Calculation of Amounts; Binding Effect of Interpretations and
               Actions of Master Servicer...................................
Section 4.09  REMIC Distributions...........................................


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates..............................................
Section 5.02  Registration of Certificates..................................
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 5.04  Persons Deemed Owners.........................................
Section 5.05  Access to List of Certificateholders' Names and Addresses.....
Section 5.06  Maintenance of Office or Agency...............................
Section 5.07  Definitive Certificates.......................................
Section 5.08  Notices to Clearing Agency....................................


                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01  Liability of the Seller and the Master Servicer...............
Section 6.02  Merger or Consolidation of the Seller or the Master Servicer..
Section 6.03  Limitation on Liability of the Seller, the Master Servicer
               and Others...................................................
Section 6.04  Resignation of the Master Servicer............................
Section 6.05  Compensation to the Master Servicer...........................
Section 6.06  Assignment or Delegation of Duties by Master Servicer.........
Section 6.07  Indemnification of Trustee and Seller by Master Servicer......


                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default.............................................
Section 7.02  Other Remedies of Trustee.....................................
Section 7.03  Directions by Certificateholders and Duties of Trustee During
               Event of Default.............................................
Section 7.04  Action upon Certain Failures of the Master Servicer and upon
               Event of Default.............................................
Section 7.05  Trustee to Act; Appointment of Successor......................
Section 7.06  Notification to Certificateholders............................
Section 7.07  Authenticating Agent..........................................


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01  Duties of Trustee.............................................
Section 8.02  Certain Matters Affecting the Trustee.........................
Section 8.03  Trustee Not Required to Make Investigation....................
Section 8.04  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 8.05  Trustee May Own Certificates..................................
Section 8.06  The Master Servicer to Pay Fees and Expenses..................
Section 8.07  Eligibility Requirements......................................
Section 8.08  Resignation and Removal.......................................
Section 8.09  Successor.....................................................
Section 8.10  Merger or Consolidation.......................................
Section 8.11  [Reserved]....................................................
Section 8.12  Separate Trustees and Co-Trustees.............................
Section 8.13  Tax Matters; Compliance with REMIC Provisions.................
Section 8.14  Monthly Advances..............................................


                                   ARTICLE IX

                          GRANTOR TRUST ADMINISTRATION

Section 9.01  Grantor Trust Administration..................................


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Seller or Liquidation of
               All Mortgage Loans...........................................
Section 10.02 Additional Termination Requirements...........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment.....................................................
Section 11.02 Recordation of Agreement......................................
Section 11.03 Limitation on Rights of Certificateholders....................
Section 11.04 Governing Law; Jurisdiction...................................
Section 11.05 Notices.......................................................
Section 11.06 Severability of Provisions....................................
Section 11.07 Special Notices to Rating Agencies............................
Section 11.08 Covenant of Seller............................................
Section 11.09 Recharacterization............................................

SCHEDULE I    -   Applicable Unscheduled Principal Receipt Period

                                    EXHIBITS

EXHIBIT A-1             -     Form of Face of Class A-1 Certificate
EXHIBIT A-2             -     Form of Face of Class A-2 Certificate
EXHIBIT A-3             -     Form of Face of Class A-3 Certificate
EXHIBIT A-4             -     Form of Face of Class A-4 Certificate
EXHIBIT A-5             -     Form of Face of Class A-5 Certificate
EXHIBIT B-1             -     Form of Face of Class M-1 Certificate
EXHIBIT B-2             -     Form of Face of Class M-2 Certificate
EXHIBIT B-3             -     Form of Face of Class M-3 Certificate
EXHIBIT B-4             -     Form of Face of Class M-4 Certificate
EXHIBIT B-5             -     Form of Face of Class M-5 Certificate
EXHIBIT C-1             -     Form of Face of Class B-1 Certificate
EXHIBIT C-2             -     Form of Face of Class B-2 Certificate
EXHIBIT C-3             -     Form of Face of Class B-3 Certificate
EXHIBIT D-1             -     Form of Class CE Certificates
EXHIBIT D-2             -     Form of Class P Certificates
EXHIBIT D-3             -     Form of Class R-1 Certificate
EXHIBIT D-4             -     Form of Class R-2 Certificate
EXHIBIT E               -     Custodial Agreement
EXHIBIT F-1             -     Schedule of Type 2 Mortgage Loans
EXHIBIT F-2             -     Schedule of Other Servicer Mortgage Loans
EXHIBIT G               -     Request for Release
EXHIBIT H               -     Form of Residual Certificate Transfer Affidavit
EXHIBIT I               -     Letter from Transferor of Residual Certificates
EXHIBIT J-1             -     Form of Investment Letter (Non-Rule 144A)
EXHIBIT J-2             -     Form of Rule 144A Investment Letter
EXHIBIT J-3             -     Form of Transferor Certificate for the Class CE
                              and Class P Certificates
EXHIBIT J-4             -     Form of Transferor Certificate for the Class B-3
                              Certificates
EXHIBIT J-5             -     Form of ERISA Representation
EXHIBIT K               -     List of Recordation States
EXHIBIT L               -     Servicing Agreements
EXHIBIT M               -     Form of Special Servicing Agreement
EXHIBIT N               -     Form of Initial Certification of the Custodian
EXHIBIT O               -     Form of Final Certification of the Custodian
EXHIBIT P               -     Form of Sarbanes Oxley Certification
EXHIBIT Q               -     Prepayment Penalty Matrices
EXHIBIT R-1             -     Form of Class A Yield Maintenance Agreement
EXHIBIT R-2             -     Form of Subordinated Certificates Yield
                              Maintenance Agreement

            This Pooling and Servicing Agreement, dated as of October 28, 2005 executed by WELLS FARGO ASSET SECURITIES CORPORATION, as Seller, WELLS FARGO BANK, N.A., as Master Servicer and WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee.

                              PRELIMINARY STATEMENT

            The Seller intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Estate created hereunder. The Certificates will consist of seventeen Classes of Certificates, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, (ii) the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates, (iii) the Class B-1, Class B-2 and Class B-3 Certificates, (iv) the Class CE Certificates, (v) the Class P Certificates and
(vi) the Class R-1 and Class R-2 Certificates.

                                     REMIC 1

            As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of the Yield Maintenance Agreements, the Reserve Accounts, the Cap Carryover Amounts, the Prepayment Penalties, the Servicer Prepayment Penalty Payment Amounts and the Originator Prepayment Penalty Payment Amounts) as a real estate investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 1." The Class R-1 Certificate will represent the sole class of "residual interest" in REMIC 1 for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the Uncertificated REMIC 1 Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 1 Regular Interests. None of the REMIC 1 Regular Interests will be certificated.

--------------------------------------------------------------------------------
                     Uncertificated          Initial
                  REMIC 1 Pass-Through    Uncertificated      Latest Possible
  Designation             Rate          Principal Balance    Maturity Date(1)
--------------------------------------------------------------------------------
LT1AA                 Variable(2)          $169,047,174.66   November 25, 2035

LT1A1                 Variable(2)              $965,955.00   November 25, 2035

LT1A2                 Variable(2)              $241,805.00   November 25, 2035

LT1A3                 Variable(2)               $26,870.00   November 25, 2035

LT1A4                 Variable(2)              $255,005.00   November 25, 2035

LT1A5                 Variable(2)               $28,335.00   November 25, 2035

LT1AUR                Variable(2)                    $1.00   November 25, 2035

LT1M1                 Variable(2)               $77,625.00   November 25, 2035

LT1M2                 Variable(2)               $43,120.00   November 25, 2035

LT1M3                 Variable(2)               $15,525.00   November 25, 2035

LT1M4                 Variable(2)               $27,595.00   November 25, 2035

LT1M5                 Variable(2)               $11,220.00   November 25, 2035

LT1B1                 Variable(2)                $8,620.00   November 25, 2035

LT1B2                 Variable(2)                $8,620.00   November 25, 2035

LT1B3                 Variable(2)                $8,620.00   November 25, 2035

LT1ZZ                 Variable(2)            $1,731,026.34   November 25, 2035

LT1XX                 Variable(2)          $172,497,117.00   November 25, 2035
--------------------------------------------------------------------------------

(1) Solely for purposes of Treasury Regulations Section 1.860G-1(a)(4)(iii), the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 1 Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC 1 Pass-Through Rate" herein.

                                     REMIC 2

            As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 2." The Class R-2 Certificate represents the sole class of "residual interest" in REMIC 2 for purposes of the REMIC Provisions.

            The following table sets forth (or describes) the Class designation, Original Principal Balance and the Pass-Through Rate for each Class of Certificates comprising the interests in the Trust Estate created hereunder:

-------------------------------------------------------------
                     Original Principal     Pass-Through
       Class               Balance              Rate
-------------------------------------------------------------
A-1                   $193,191,000.00            (1)

A-2                    $48,361,000.00            (2)

A-3                     $5,374,000.00            (3)

A-4                    $51,001,000.00            (4)

A-5                     $5,667,000.00            (5)

R-1(15)                       $100.00           0.00%

R-2                           $100.00           0.00%

M-1                    $15,525,000.00            (6)

M-2                     $8,624,000.00            (7)

M-3                     $3,105,000.00            (8)

M-4                     $5,519,000.00            (9)

M-5                     $2,244,000.00           (10)

B-1                     $1,724,000.00           (11)

B-2                     $1,724,000.00           (12)

B-3                     $1,724,000.00        5.000%(13)

CE                          (14)                (14)

P                            N/A                 N/A

Total                 $343,783,200.00
-------------------------------------------------------------
(1) The Pass-Through Rate for the Class A-1 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the Class A-1 Formula Rate and (ii) the Pool Cap for such Distribution Date.

(2) The Pass-Through Rate for the Class A-2 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the Class A-2 Formula Rate and (ii) the Pool Cap for such Distribution Date.

(3) The Pass-Through Rate for the Class A-3 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the Class A-3 Formula Rate and (ii) the Pool Cap for such Distribution Date.

(4) The Pass-Through Rate for the Class A-4 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the Class A-4 Formula Rate and (ii) the Pool Cap for such Distribution Date.

(5) The Pass-Through Rate for the Class A-5 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the Class A-5 Formula Rate and (ii) the Pool Cap for such Distribution Date.

(6) The Pass-Through Rate for the Class M-1 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the Class M-1 Formula Rate and (ii) the Pool Cap for such Distribution Date.

(7) The Pass-Through Rate for the Class M-2 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the Class M-2 Formula Rate and (ii) the Pool Cap for such Distribution Date.

(8) The Pass-Through Rate for the Class M-3 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the Class M-3 Formula Rate and (ii) the Pool Cap for such Distribution Date.

(9) The Pass-Through Rate for the Class M-4 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the Class M-4 Formula Rate and (ii) the Pool Cap for such Distribution Date.

(10) The Pass-Through Rate for the Class M-5 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the Class M-5 Formula Rate and (ii) the Pool Cap for such Distribution Date.

(11) The Pass-Through Rate for the Class B-1 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the Class B-1 Formula Rate and (ii) the Pool Cap for such Distribution Date.

(12) The Pass-Through Rate for the Class B-2 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the Class B-2 Formula Rate and (ii) the Pool Cap for such Distribution Date.

(13) The Pass-Through Rate for the Class B-3 Certificates during each Interest Accrual Period is equal to the lesser of: (i) the rate set forth in the table above (which will increase to 5.50% per annum for each Distribution Date after the Optional Termination Date) and (ii) the Pool Cap for such Distribution Date.

(14) Solely for REMIC purposes, the Class CE Certificates will (i) have an Original Principal Balance equal to the Initial Overcollateralization Amount (but will not bear interest on such amount) and (ii) will bear interest on their Notional Amount.

(15) The Class R-1 Certificate is the residual interest in REMIC 1 and does not represent an interest in REMIC 2.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Definitions.

            Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Interest on all Regular Certificates (other than the Class B-3 Certificates) will be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year. Interest on the Class B-3 Certificates will be calculated on the basis of a 360-day year assumed to consist of twelve 30-day months.

            1933 Act: The Securities Act of 1933, as amended.

            60+ Day Delinquent Loan: Each Mortgage Loan (including each Mortgage Loan in foreclosure and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due and each REO Mortgage Loan.

            Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            Account: Any of the Certificate Account, the Class A Reserve Account or the Subordinated Certificates Reserve Account.

            Accrued Certificate Interest: With respect to each Distribution Date and Class of Certificates (other than the Class CE, Class P and Residual Certificates), an amount equal to the interest accrued at the Pass-Through Rate set forth or described for such Class in the table in the Preliminary Statement during the related Interest Accrual Period on the Principal Balance of such Class of Certificates, reduced by such Class' Interest Percentage of any Current Interest Shortfall for such Distribution Date.

            Adjustment Date: With respect to each Mortgage Loan, each adjustment date on which the Mortgage Interest Rate changes pursuant to the related Mortgage Note. The first Adjustment Date following the applicable Cut-Off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

            Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

            Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of the Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto.

            Applied Realized Loss Amount: With respect to each Distribution Date, the excess, if any, of (a) the aggregate of the Principal Balances of the Certificates (after giving effect to all distributions on such Distribution Date and the increase of any Principal Balances as a result of Subsequent Recoveries) over (b) the Pool Balance as of the end of the related Collection Period.

            Authenticating Agent: Any authenticating agent appointed by the Master Servicer pursuant to Section 7.07. There shall initially be no Authenticating Agent for the Certificates.

            Available Funds: As to any Distribution Date, an amount equal to the excess of (i) the sum of: (a) the aggregate of the Monthly Payments due during the related Collection Period and received on or prior to the related Determination Date by a Servicer, (b) Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, Principal Prepayments, Substitution Adjustment Amounts, the Purchase Price for any repurchased Mortgage Loan, the Termination Price with respect to the termination of the Trust pursuant to Section 10.01 hereof and other unscheduled recoveries of principal and interest (excluding Prepayment Penalties, Originator Prepayment Penalty Payment Amounts and Servicer Prepayment Penalty Payment Amounts) in respect of the Mortgage Loans during the related Unscheduled Principal Receipt Period, (c) the aggregate of any amounts received in respect of an REO Mortgage Loan deposited in the Certificate Account for such Distribution Date, (d) any Compensating Interest for such Distribution Date, (e) the aggregate of any Periodic Advances made by a Servicer or the Trustee for such Distribution Date and (f) any Reimbursement Amount or Subsequent Recovery deposited into the Certificate Account during the related Unscheduled Principal Receipt Period over (ii) the sum of (a) amounts reimbursable or payable to the Master Servicer pursuant to this Agreement, including but not limited to Sections 3.02, 3.09 and 6.03, (b) amounts reimbursable or payable to the Trustee pursuant to Section 8.06, (c) Stayed Funds, (d) the Servicing Fee and (e) amounts deposited in the Certificate Account in error.

            Available Master Servicing Compensation: With respect to any Distribution Date, the sum of (a) interest earned on Eligible Investments of funds in the Certificate Account for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            Bankruptcy Code: Title 11 of the United States Code, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

            Cap Carryover Amount: If on any Distribution Date, the Accrued Certificate Interest for any Certificate is based upon the Pool Cap, the excess of (i) the amount of interest such Certificate would have been entitled to receive on such Distribution Date based on the related Formula Rate (in the case of the Floating Rate Certificates) or the Class B-3 Fixed Rate (in the case of the Class B-3 Certificates), over (ii) the amount of interest such Certificate received on such Distribution Date based on the Pool Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Formula Rate (in the case of the Floating Rate Certificates) or the Class B-3 Fixed Rate (in the case of the Class B-3 Certificates) on such Certificate).

            Certificate: Any Regular Certificate, Class P Certificate or Residual Certificate.

            Certificate Account: The separate trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

            Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to The Depository Trust Company and selected by Wells Fargo Bank, N.A.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Master Servicer.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, (a) a Disqualified Organization or non-U.S. Person shall not be a Holder of a Residual Certificate for any purpose hereof and (b) solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            Class A Certificate: Any one of the Certificates with an "A" designated on the face thereof substantially in the form annexed hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit A-5, executed by the Master Servicer on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

            Class A Certificate Group I: The Class A-1 Certificates.

            Class A Certificate Group II: The Class A-2 and Class A-3 Certificates.

            Class A Certificate Group III: The Class A-4 and Class A-5 Certificates.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A Reserve Account: The trust account created and maintained by the Master Servicer pursuant to Section 3.01(f) which shall be entitled "Class A Reserve Account, Wells Fargo Bank, N.A., as Master Servicer, in trust for registered Holders of the Class A Certificates of Wells Fargo Alternative Loan 2005-2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2," and which must be an Eligible Account. Amounts on deposit in the Class A Reserve Account shall not be invested. The Class A Reserve Account shall not be an asset of either REMIC formed under this Agreement.

            Class A Yield Maintenance Agreement: The yield maintenance agreement assigned to the Trust substantially in the form attached hereto as Exhibit R-1. The Class A Yield Maintenance Agreement shall not be an asset of either REMIC formed under this Agreement.

            Class A Yield Maintenance Agreement Payment: On each Distribution Date through the Distribution Date in July 2008, the amount equal to the product of (a) the excess of the lesser of (i) One-Month LIBOR and (ii) 9.80860% over the cap rate for such Distribution Date, as set forth on the annex attached to the Class A Yield Maintenance Agreement for such Distribution Date, (b) the lesser of (i) the notional amount as determined in accordance with the Class A Yield Maintenance Agreement for such Distribution Date and (ii) the aggregate Principal Balance of the Class A Certificates for such Distribution Date and (c) a fraction, the numerator of which is the actual number of days elapsed since the previous Distribution Date (or the Closing Date, in the case of the first Distribution Date) to but excluding the current Distribution Date and the denominator of which is 360.

            Class A-1 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.130% per annum, and (ii) following the Optional Termination Date, 0.260% per annum.

            Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

            Class A-1 Formula Rate: For each Distribution Date, a rate per annum equal to One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-1 Certificate Margin.

            Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

            Class A-2 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.260% per annum, and (ii) following the Optional Termination Date, 0.520% per annum.

            Class A-2 Formula Rate: For each Distribution Date, a rate per annum equal to One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-2 Certificate Margin.

            Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

            Class A-3 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.310% per annum, and (ii) following the Optional Termination Date, 0.620% per annum.

            Class A-3 Formula Rate: For each Distribution Date, a rate per annum equal to One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-3 Certificate Margin.

            Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

            Class A-4 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.340% per annum, and (ii) following the Optional Termination Date, 0.680% per annum.

            Class A-4 Formula Rate: For each Distribution Date, a rate per annum equal to One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-4 Certificate Margin.

            Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.

            Class A-5 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.410% per annum, and (ii) following the Optional Termination Date, 0.820% per annum.

            Class A-5 Formula Rate: For each Distribution Date, a rate per annum equal to One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-5 Certificate Margin.

            Class B Certificate: Any one of the Certificates with a "B" designated on the face thereof substantially in the form annexed hereto as Exhibit C-1, Exhibit C-2 and Exhibit C-3, executed by the Master Servicer on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

            Class B-1 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 1.300% per annum, and (ii) following the Optional Termination Date, 1.950% per annum.

            Class B-1 Formula Rate: For each Distribution Date, a rate per annum equal to One-Month LIBOR as of the related LIBOR Determination Date, plus the Class B-1 Certificate Margin.

            Class B-1 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), (iv) the Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (vii) the Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over
(y) the lesser of (a) the product of (i) 97.30% and (ii) the Pool Balance as of the last day of the related Collection Period and (b) the Overcollateralization Floor.

            Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

            Class B-2 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 1.750% per annum, and (ii) following the Optional Termination Date, 2.625% per annum.

            Class B-2 Formula Rate: For each Distribution Date, a rate per annum equal to One-Month LIBOR as of the related LIBOR Determination Date, plus the Class B-2 Certificate Margin.

            Class B-2 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), (iv) the Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (viii) the Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 98.30% and (ii) the Pool Balance as of the last day of the related Collection Period and (b) the Overcollateralization Floor.

            Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

            Class B-3 Fixed Rate: The rate for the Class B-3 Certificates described in the Preliminary Statement.

            Class B-3 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), (iv) the Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (viii) the Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution
Date) and (ix) the Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 99.30% and (ii) the Pool Balance as of the last day of the related Collection Period and (b) the Overcollateralization Floor.

            Class CE Certificates: Any one of the Class CE Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit D-1, executed by the Master Servicer on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

            Class CE Distributable Amount: With respect to any Distribution Date, the sum of (i) the interest accrued on such Class CE Certificate at its Pass-Through Rate calculated on its Notional Amount less the amount (without duplication) of Cap Carryover Amounts paid pursuant to Section 4.02(b)(xix),
(ii) any remaining Overcollateralization Release Amounts and (iii) the amount remaining in the Reserve Accounts after the distributions in Section 3.01(f)(i) and (ii).

            Class M Certificate: Any one of the Certificates with an "M" designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4 and Exhibit B-5, executed by the Master Servicer on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

            Class M Certificateholders: Collectively, the Holders of the Class M Certificates.

            Class M-1 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.450% per annum, and (ii) following the Optional Termination Date, 0.675% per annum.

            Class M-1 Formula Rate: For each Distribution Date, a rate per annum equal to One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-1 Certificate Margin.

            Class M-1 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 85.00% and (ii) the Pool Balance as of the last day of the related Collection Period and (b) the Overcollateralization Floor.

            Class M-2 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.470% per annum, and (ii) following the Optional Termination Date, 0.705% per annum.

            Class M-2 Formula Rate: For each Distribution Date, a rate per annum equal to One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-2 Certificate Margin.

            Class M-2 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 90.00% and (ii) the Pool Balance as of the last day of the related Collection Period and (b) the Overcollateralization Floor.

            Class M-3 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.500% per annum, and (ii) following the Optional Termination Date, 0.750% per annum.

            Class M-3 Formula Rate: For each Distribution Date, a rate per annum equal to One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-3 Certificate Margin.

            Class M-3 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), and (iv) the Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 91.80% and (ii) the Pool Balance as of the last day of the related Collection Period and (b) the Overcollateralization Floor.

            Class M-4 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.640% per annum, and (ii) following the Optional Termination Date, 0.960% per annum.

            Class M-4 Formula Rate: For each Distribution Date, a rate per annum equal to One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-4 Certificate Margin.

            Class M-4 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), (iv) the Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 95.00% and (ii) the Pool Balance as of the last day of the related Collection Period and (b) the Overcollateralization Floor.

            Class M-5 Certificate Margin: For each Distribution Date (i) on or prior to the Optional Termination Date, 0.680% per annum, and (ii) following the Optional Termination Date, 1.020% per annum.

            Class M-5 Formula Rate: For each Distribution Date, a rate per annum equal to One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-5 Certificate Margin.

            Class M-5 Principal Distribution Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), (iv) the Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (vi) the Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 96.30% and (ii) the Pool Balance as of the last day of the related Collection Period and (b) the Overcollateralization Floor.

            Class P Certificate: Any one of the Certificates with a "P" designated on the face thereof substantially in the form annexed hereto as Exhibit D-2, executed by the Master Servicer on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

            Class P Certificateholders: Collectively, the Holders of the Class P Certificates.

            Class R Certificate: Either of the Class R-1 or Class R-2 Certificates.

            Class R-1 Certificate: The Class R-1 Certificate, substantially in the form annexed hereto as Exhibit D-3, executed by the Master Servicer on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein and evidencing the ownership of the Residual Interest in REMIC 1.

            Class R-1 Certificateholder: The registered holder of the Class R-1 Certificate.

            Class R-2 Certificate: The Class R-2 Certificate, substantially in the form annexed hereto as Exhibit D-4, executed by the Master Servicer on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein and evidencing the ownership of the Residual Interest in REMIC 2.

            Class R-2 Certificateholder: The registered holder of the Class R-2 Certificate.

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: October 28, 2005.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Collection Period: With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

            Compensating Interest: With respect to any Distribution Date, the lesser of (a) the aggregate Prepayment Interest Shortfall on the Mortgage Loans for such Distribution Date and (b) the lesser of (i) the product of (x) 1/12th of 0.20% and (y) the Pool Scheduled Principal Balance for such Distribution Date and (ii) the Available Master Servicing Compensation for such Distribution Date.

            Condemnation Proceeds: All awards or settlements in respect of a taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

            Corporate Trust Office: With respect to the Trustee, the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this instrument, is located at 401 South Tryon Street, Charlotte, North Carolina 28288. With respect to the Master Servicer, the corporate trust office of the Master Servicer at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at (i) for certificate transfer purposes, Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479-0113, Attention: Client Manager-WFALT, Series 2005-2 and (ii) for all other purposes, 9062 Old Annapolis Road, Columbia, Maryland 21045,
Attention: Client Manager-WFALT, Series 2005-2 or at such other address as the Master Servicer may designate from time to time by notice to the Certificateholders, the Seller and the Trustee.

            Corresponding Classes: With respect to REMIC 1 and REMIC 2, the following Classes shall be Corresponding Classes:

-------------------------------------------------------------------------------

     Corresponding REMIC 1 Classes          Corresponding REMIC 2 Classes
-------------------------------------------------------------------------------
                 LT1A1                          Class A-1 Certificates

                 LT1A2                          Class A-2 Certificates

                 LT1A3                          Class A-3 Certificates

                 LT1A4                          Class A-4 Certificates

                 LT1A5                          Class A-5 Certificates

                LT1AUR                          Class R-2 Certificate

                 LT1M1                          Class M-1 Certificates

                 LT1M2                          Class M-2 Certificates

                 LT1M3                          Class M-3 Certificates

                 LT1M4                          Class M-4 Certificates

                 LT1M5                          Class M-5 Certificates

                 LT1B1                          Class B-1 Certificates

                 LT1B2                          Class B-2 Certificates

                 LT1B3                          Class B-3 Certificates
-------------------------------------------------------------------------------

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Current Interest Shortfall: With respect to any Distribution Date, the sum of (i) the aggregate amount of Relief Act Shortfalls, (ii) the aggregate amount of Curtailment Interest Shortfalls and (iii) the amount, if any, by which
(x) the aggregate amount of Prepayment Interest Shortfalls exceeds (y) the Compensating Interest for such Distribution Date.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            Curtailment Interest Shortfall: On any Distribution Date with respect to a Mortgage Loan which was the subject of a Curtailment:

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Curtailment is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Curtailment from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Curtailment is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Curtailment from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Curtailment is received.

            Custodial Agreement: The Custodial Agreement, dated as of October 28, 2005, among the Custodian, the Seller, the Master Servicer and the Trustee, which agreement is attached hereto as Exhibit E, as the same may be amended or modified from time to time in accordance with the terms thereof.

            Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

            Custodian: Wells Fargo Bank, or its successor in interest under the Custodial Agreement. Initially, the custodial functions shall be performed by the Corporate Trust Services division of Wells Fargo Bank.

            Cut-Off Date: With respect to each Mortgage Loan, the Due Date occurring in October 2005.

            Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans, which is $344,994,234.40.

            Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the applicable Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on such Cut-Off Date), reduced by all payments of principal due on or before the applicable Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the applicable Cut-Off Date but received by the related Servicer on or before the applicable Cut-Off Date.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Defective Mortgage Loan: A Mortgage Loan replaced or to be replaced by one or more Eligible Substitute Mortgage Loans.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Definitive Certificates: As defined in Section 5.01(b).

            Delinquent: Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Disqualified Organization: A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, or (iv) any other Person so designated by the Master Servicer based upon an Opinion of Counsel provided by nationally recognized counsel to the Master Servicer that the holding of an ownership interest in a Class R-1 or Class R-2 Certificate by such Person may cause the Trust Estate or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Class R-1 or Class R-2 Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit. The term "United States," "state" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

            Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            Distribution Date Statement: As defined in Section 4.06(a).

            Document Transfer Event: The 60th day following the day on which either (i) Wells Fargo Bank is no longer the Servicer of any of the Mortgage Loans or (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by Fitch.

            Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is due in accordance with the terms of the Mortgage Note, exclusive of any grace period.

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each Rating Agency, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause either REMIC to fail to qualify as a REMIC or result in the imposition of any federal tax on either REMIC.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

            (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

            (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

            (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

            (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

            (ix) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Eligible Investments hereunder, including any such fund that is managed by the Trustee or Master Servicer or any affiliate of the Trustee or Master Servicer or for which the Trustee or Master Servicer or any of its affiliates acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            Eligible Substitute Mortgage Loan: A mortgage loan substituted for a Defective Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, the outstanding principal balance of the Defective Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Rate Ceiling not less than the Rate Ceiling for the Defective Mortgage Loan, (iii) have a Minimum Mortgage Interest Rate not less than the Minimum Mortgage Interest Rate of the Defective Mortgage Loan, (iv) have a Gross Margin equal to or greater than the Gross Margin of the Defective Mortgage Loan, (v) have the same Index and frequency of adjustment as the Defective Mortgage Loan, (vii) have a next Adjustment Date not more than three months later than the next Adjustment Date on the Defective Mortgage Loan, (viii) have an original term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan, (ix) be current as of the date of substitution, (x) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Defective Mortgage Loan as of such date, (xi) have a risk grading at least equal to the risk grading assigned on the Defective Mortgage Loan, (xii) have the same lien priority as the Defective Mortgage Loan; (xiii) have a Prepayment Penalty at least equal in amount and duration of that of the Defective Mortgage Loan and
(xiv) conform to each representation and warranty set forth in Section 2.03 hereof applicable to the Defective Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Defective Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balance, the Mortgage Interest Rates described in clause
(ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates, the risk gradings described in clause (xi) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (viii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xiv) hereof must be satisfied as to each Eligible Substitute Mortgage Loan or in the aggregate, as the case may be.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder: As defined in Section 5.02(c).

            ERISA Restricted Certificates: Any of the Class B-3, Class CE, Class P and Residual Certificates.

            Errors and Omissions Policy: As defined in each of the Servicing Agreements.

            Event of Default: Any of the events specified in Section 7.01.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date, after reduction (but not below zero) by any Current Interest Shortfall and (y) the Overcollateralization Deficiency for such Distribution Date.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Fidelity Bond: As defined in each of the Servicing Agreements.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 10.01.

            Fitch: Fitch Ratings, or its successor in interest.

            Floating Rate Certificates: Any of the Class A, Class M, Class B-1 and Class B-2 Certificates.

            Formula Rate: Any of the Class A-1 Formula Rate, the Class A-2 Formula Rate, the Class A-3 Formula Rate, the Class A-4 Formula Rate, the Class A-5 Formula Rate, the Class B-1 Formula Rate, the Class B-2 Formula Rate, the Class M-1 Formula Rate, the Class M-2 Formula Rate, the Class M-3 Formula Rate, the Class M-4 Formula Rate and the Class M-5 Formula Rate.

            Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            Grantor Trust: That portion of the Trust exclusive of REMIC 1 and REMIC 2 consisting of (a) the Prepayment Penalties, any Originator Prepayment Penalty Payment Amounts, any Servicer Prepayment Penalty Payment Amounts, proceeds thereof in the Certificate Account and the right of the Class P Certificateholders to receive such Prepayment Penalties, Originator Prepayment Penalty Payment Amounts and Servicer Prepayment Penalty Payment Amounts, (b) the right of the Certificates (other than the Class CE, Class P and Residual Certificates) to receive Cap Carryover Amounts, (c) the Yield Maintenance Agreements, the Reserve Accounts and the beneficial interest of the Class CE Certificates with respect thereto and (d) the obligation of the Class CE Certificates to pay Cap Carryover Amounts.

            Gross Margin: With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Interest Rate for such Mortgage Loan.

            Holder: See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Index: With respect to each Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

            Initial Overcollateralization Amount: $1,211,034.40.

            Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

            Interest Accrual Period: With respect to any Distribution Date and
(i) any Class of Floating Rate Certificates, the period from and including the preceding Distribution Date to the day prior to the current Distribution Date (or, in the case of the first Distribution Date, the period from October 28, 2005 through November 24, 2005) and (ii) the Definitive Certificates, the period from and including the first day of the month preceding the month of such Distribution Date through and including the last day of such month.

            Interest Carry Forward Amount: For any Class of Certificates (other than the Class CE, Class P and Residual Certificates) and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest for the prior Distribution Date and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on such Class on such prior Distribution Date and (b) interest on such excess at the applicable Pass-Through Rate (i) with respect to the Floating Rate Certificates, on the basis of the actual number of days elapsed since the prior Distribution Date and (ii) with respect to the Class B-3 Certificates, on the basis of a 360-day year consisting of twelve 30-day months.

            Interest Percentage: With respect to any Class of interest-bearing Certificates and any Distribution Date, the ratio (expressed as a decimal carried to at least six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all Classes, in each case with respect to such Distribution Date, without regard to Current Interest Shortfalls.

            Interest Remittance Amount: As of any Distribution Date, the sum, without duplication, of (i) all interest due and collected with respect to the related Collection Period on the Mortgage Loans received by a Servicer on or prior to the Determination Date for such Distribution Date and any interest advanced by a Servicer, the Master Servicer or the Trustee on the Mortgage Loans with respect to the related Collection Period (less the Servicing Fee, amounts available for reimbursement of Periodic Advances pursuant to Section 3.02 and expenses reimbursable pursuant to Section 6.03 and amounts reimbursable or payable to the Trustee or the Master Servicer pursuant to this Agreement, including, without limitation, Sections 3.02, 3.09, 6.03 and 8.06), (ii) all Compensating Interest paid by the Master Servicer on the related Distribution Date with respect to such Mortgage Loans, (iii) the portion of any payment in connection with any Principal Prepayment, substitution, Purchase Price, Termination Price, Insurance Proceeds or Net Liquidation Proceeds relating to interest with respect to such Mortgage Loans received during the Applicable Unscheduled Principal Receipt Period and (iv) the portion of any Reimbursement Amount relating to interest on such Mortgage Loans received during the Applicable Unscheduled Principal Receipt Period.

            LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England and the City of New York.

            LIBOR Determination Date: With respect to any Class of Floating Rate Certificates, (i) for the first Distribution Date, the second LIBOR Business Day preceding the Closing Date and (ii) for each subsequent Distribution Date, the second LIBOR Business Day prior to the immediately preceding Distribution Date.

            Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the related Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) or PMI Advances made by a Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            Liquidation Profits: As to any Distribution Date and any Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of such Liquidated Loan over (ii) the unpaid principal balance of such Liquidated Loan plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs.

            Liquidation Report: The report with respect to a Liquidated Loan in such form as is agreed to by the applicable Servicer, the Master Servicer and the Trustee listing (i) the sale price of the related Mortgaged Property or amount of the REO Proceeds, (ii) the amount of any Realized Loss (or gain) with respect to such Liquidated Loan, (iii) the expenses relating to the liquidation of such Liquidated Loan and (iv) such other information as is agreed to by the Master Servicer and the Trustee.

            Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the original principal balance (unless otherwise indicated) of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            Majority Class CE Certificateholder: The Holder of Class CE Certificates evidencing at least a 51% Percentage Interest in the Class CE Certificates.

            Marker Rate: With respect to the Class CE Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC Pass-Through Rates for REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2, REMIC 1 Regular Interest LT1B3, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5 and REMIC 1 Regular Interest LT1ZZ, (i) with the rate on each such REMIC Regular Interest (other than REMIC 1 Regular Interest LT1ZZ) subject to a cap equal to the Pass-Through Rate of its Corresponding Class (taking into account in determining any such Pass-Through Rate the imposition of the Pool Cap, as described in footnotes (1) through (13) to the table in the Preliminary Statement relating to the Certificates) for the purposes of this calculation and (ii) with the rate on REMIC 1 Regular Interest LT1ZZ subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated REMIC 1 Pass-Through Rate and the related caps with respect to each REMIC I Regular Interest (other than REMIC 1 Regular Interest LT1B3) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

            Master Servicer: Wells Fargo Bank, or its successor in interest. With respect to the initial Master Servicer, the Master Servicer functions shall be performed by the Corporate Trust Services division of Wells Fargo Bank.

            Master Servicing Compensation: As defined in Section 6.05.

            Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans.

            Maximum LT1ZZ Uncertificated Accrued Interest Deferral Amount: With respect to any Distribution Date, the excess of (a) accrued interest at the Uncertificated REMIC 1 Pass-Through Rate applicable to REMIC 1 Regular Interest LT1ZZ for such Distribution Date on a balance equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1ZZ minus the REMIC 1 Overcollateralized Amount, in each case for such Distribution Date, over (b) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2, REMIC 1 Regular Interest LT1B3, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4 and REMIC 1 Regular Interest LT1M5, each subject to a cap equal to the Pass-Through Rate of the related Corresponding Class for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated REMIC 1 Pass-Through Rate and the related caps with respect to Uncertificated Accrued Interest on each REMIC I Regular Interest (other than REMIC 1 Regular Interest LT1B3) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

            MERS: The Mortgage Electronic Registration Systems, Inc.

            MERS Mortgage Loan: Any MOM Mortgage Loan or any other Mortgage Loan as to which MERS is (or is intended to be) the mortgagee of record and as to which a MIN has been assigned.

            Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off Date for each Mortgage
Loan) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            MIN: A MERS Mortgage Identification Number assigned to a Mortgage Loan registered under MERS.

            Minimum Mortgage Interest Rate: With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder.

            MOM: A Mortgage Loan where the related Mortgage names MERS as the original mortgagee thereof, as to which a MIN has been assigned, and which Mortgage has not been assigned to any other person.

            Month End Interest: As defined in each Servicing Agreement.

            Monthly Excess Cashflow Amount: The sum of (a) the Monthly Excess Interest Amount remaining after reduction (but not below zero) by any Current Interest Shortfall and any amounts used to fund any Extra Principal Distribution Amount, (b) the Overcollateralization Release Amount and (c) any portion of the Principal Distribution Amount (without duplication) remaining after principal distributions on the Certificates (other than the Class CE and Class P Certificates).

            Monthly Excess Interest Amount: With respect to each Distribution Date, the amount, if any, by which the Interest Remittance Amount for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to priorities first through tenth of Section 4.01.

            Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            Moody's: Moody's Investors Service, Inc. or its successor in interest.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            Mortgage File: Either of the Owner Mortgage Loan File or Retained Mortgage Loan File.

            Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (A) as of any date of determination until the first Adjustment Date following the applicable Cut-Off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the applicable Cut-Off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded as provided in the Mortgage Note, of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Mortgage Loan, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Mortgage Loan.

            Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement dated as of October 28, 2005 between Wells Fargo Bank, as seller, and the Seller, as purchaser.

            Mortgage Loan Rider: The standard Fannie Mae/Freddie Mac riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

            Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1 and F-2, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section 2.02,
2.03 or 2.06 and which list shall set forth at a minimum the following information as of the close of business on the applicable Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

            (i) the Mortgage Loan identifying number;

            (ii) the city, state and zip code of the Mortgaged Property;

            (iii) the type of property;

            (iv) the Mortgage Interest Rate;

            (v) the Net Mortgage Interest Rate;

            (vi) the Monthly Payment;

            (vii) the original number of months to maturity;

            (viii) the scheduled maturity date;

            (ix) the Cut-Off Date Principal Balance;

            (x) the Loan-to-Value Ratio at origination;

            (xi) whether such Mortgage Loan is covered by primary mortgage insurance;

            (xii) the applicable Servicing Fee Rate;

            (xiii) the Index;

            (xiv) the Gross Margin;

            (xv) the Periodic Cap;

            (xvi) the first Adjustment Date;

            (xvii) the Rate Ceiling;

            (xviii) a code indicating whether the Mortgage Loan has Prepayment Penalty andthe Prepayment Penalty term; and

            (xix) for each Other Servicer Mortgage Loan, the name of the Servicer with respect thereto.

            Such schedule may consist of multiple reports that collectively set forth all of the information required. The Mortgage Loan Schedule shall set forth the following information, as of October 1, 2005 (or, in the case of any Substitute Mortgage Loan, the date of the applicable substitution), with respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the current unpaid principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time in accordance with the provisions of this Agreement.

            Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01(a) and any mortgage loans substituted therefor pursuant to Section 2.02, 2.03 or 2.06, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            Mortgage Pool: The pool of Mortgage Loans, identified on Exhibits F-1 and F-2 from time to time, and any REO Properties acquired in respect thereof.

            Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the applicable Servicing Fee Rate with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            Net Rate Ceiling: With respect to each Mortgage Loan, a rate equal to (i) the applicable Rate Ceiling minus (ii) the applicable Servicing Fee Rate.

            Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

            Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer, the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer determination, an Officer's Certificate of the Master Servicer delivered to the Trustee, in each case detailing the reasons for such determination.

            Notional Amount: With respect to the Class CE Certificates, an amount equal to the aggregate principal balance of the REMIC 1 Regular Interests.

            NYCEMA: A New York Consolidation, Extension and Modification Agreement.

            Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

            One-Month LIBOR: With respect to each Interest Accrual Period, the rate determined by the Master Servicer on the related LIBOR Determination Date on the basis of the offered rate for one month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date. If no such quotations are available on a LIBOR Determination Date, One-Month LIBOR for the related Interest Accrual Period will be established by the Master Servicer as follows:

                  (a) If on such LIBOR Determination Date two or more Reference
            Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.001%);

                  (b) If on such LIBOR Determination Date fewer than two
            Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Master Servicer after consultation with the Seller, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Principal Balance of the LIBOR Certificates; and

                  (c) If no such quotations can be obtained, One-Month LIBOR for the related Interest Accrual Period shall be One-Month LIBOR for the prior Distribution Date.

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Optional Termination Date: The first Distribution Date on which the Majority Class CE Certificateholder or, if there is no Majority Class CE Certificateholder, the Seller, may opt to terminate the Mortgage Pool pursuant to Section 10.01.

            Original Principal Balance: With respect to each Class of Certificates, the Principal Balance thereof on the Closing Date, as set forth opposite such Class in the Preliminary Statement, except with respect to (i) the Class P Certificates, which have an Original Principal Balance of zero and (ii) the Class CE Certificates, which, solely for REMIC purposes, have an Original Principal Balance equal to the Initial Overcollateralization Amount.

            Originator: With respect to each of the Mortgage Loans as of the Closing Date, Wells Fargo Bank, N.A. and its successors.

            Originator Prepayment Penalty Payment Amount: The amount payable by the Originator pursuant to Section 5(b) of the Mortgage Loan Purchase Agreement.

            Other Servicer: Any of the Servicers other than Wells Fargo Bank.

            Other Servicer Mortgage Loan: Any of the Mortgage Loans, if any, identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, 2.03 or 2.06, which Mortgage Loan is serviced under an Other Servicing Agreement.

            Other Servicing Agreements: The Servicing Agreements other than the Wells Fargo Bank Servicing Agreement.

            Outstanding Mortgage Loan: As to any Due Date for a Mortgage Loan, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date for such Mortgage Loan and which was not repurchased by the Seller prior to such Due Date for such Mortgage Loan pursuant to Section 2.02, 2.03, 3.08 or 3.12.

            Overcollateralization Amount: As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the related Collection Period over (y) the aggregate Principal Balance of all Classes of Certificates (other than the Class CE and Class P Certificates) after taking into account all distributions of principal on such Distribution Date and the increase of any Principal Balance as a result of Subsequent Recoveries.

            Overcollateralization Deficiency: As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Principal Balances of all Classes of Certificates (other than the Class CE and Class P Certificates) resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amount on such Distribution Date.

            Overcollateralization Floor: As of any Distribution Date, the amount by which the Pool Balance as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the Cut-Off Date Aggregate Principal Balance.

            Overcollateralization Release Amount: With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates (other than the Class CE and Class P Certificates) on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

            Owner Mortgage Loan File: A file maintained by the Custodian for each Mortgage Loan that contains the documents specified in Section 2.01(a) and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the Unscheduled Principal Receipt Period in which the related Mortgage Loan became a Liquidated Loan.

            Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            Pass-Through Rate: With respect to any REMIC Regular Interest (other than the Class CE Certificates), the Pass-Through Rate described for such Class in the table in the Preliminary Statement. With respect to the Class CE Certificates and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (P) below, and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2, REMIC 1 Regular Interest LT1B3, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5 and REMIC 1 Regular Interest LT1ZZ. For purposes of calculating the Pass-Through Rate for the Class CE Certificates, the numerator is equal to the sum of the following components:

            (A) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1AA minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1AA;

            (B) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1A1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1A1;

            (C) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1A2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1A2;

            (D) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1A3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1A3;

            (E) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1A4 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1A4;

            (F) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1A5 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1A5;

            (G) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1AUR minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1AUR;

            (H) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1B1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1B1;

            (I) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1B2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1B2;

            (J) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1B3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1B3;

            (K) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M1;

            (L) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M2;

            (M) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M3;

            (N) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M4 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M4;

            (O) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M5 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M5; and

            (P) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1ZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1ZZ.

            Paying Agent: The Person authorized on behalf of the Master Servicer to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by
Section 4.06. The Paying Agent may be the Master Servicer. The initial Paying Agent is appointed in Section 4.05(b).

            Payment Account: The account maintained pursuant to Section 4.05(a).

            Percentage Interest: With respect to any Certificate (other than a Class CE, Class P or Residual Certificate), a fraction, expressed as a percentage, the numerator of which is the initial Principal Balance, as the case may be, represented by such Certificate and the denominator of which is the Original Principal Balance of the related Class. With respect to a Class CE or Class P Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%. With respect to a Residual Certificate, 100%.

            Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers Civil Relief Act, as it may be amended from time to time, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

            Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

            Permitted Transferee: Any transferee of a Class R-1 or Class R-2 Certificate other than a Disqualified Organization, a non-U.S. Person or a U.S. Person with respect to whom income on the Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Plan: As defined in Section 5.02(b).

            PMI Advance: As defined in the related Servicing Agreement, if applicable.

            Pool Balance: As of any date of determination, the aggregate unpaid principal balance of the Mortgage Loans.

            Pool Cap: As of any Distribution Date and any Class of Class A, Class M and Class B Certificates, a per annum rate (adjusted for the Class A, Class M, Class B-1 and Class B-2 Certificates by multiplying such rate by a fraction equal to 30 over the actual number of days in the related Interest Accrual Period) equal to the Weighted Average Net Mortgage Interest Rate for the Mortgage Loans.

            Pool Scheduled Principal Balance: As to any Distribution Date, the sum of the Scheduled Principal Balance of each Mortgage Loan that was an Outstanding Mortgage Loan on the applicable Due Date for such Mortgage Loan in the month preceding the month of such Distribution Date.

            Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            Prepayment Penalty: With respect to any Applicable Unscheduled Principal Receipt Period, any penalty or charge collected by a Servicer from a Mortgagor in connection with any voluntary Prepayment in Full pursuant to the terms of the related Mortgage Note as from time to time held as a part of the Trust Estate, the Prepayment Penalties so held being determined in accordance with the guidelines for Prepayment Penalty provisions set forth in the underwriting standards of Wells Fargo Bank, N.A. The defined term "Prepayment Penalty" shall not include any Servicer Prepayment Penalty Payment Amount or Originator Prepayment Penalty Payment Amount.

            Principal Balance: With respect to any Class of Certificates (other than the Class CE and Class P Certificates) and any Distribution Date, the Original Principal Balance (a) reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) Applied Realized Loss Amounts allocated thereto for previous Distribution Dates and (b) increased by any Subsequent Recoveries allocated to such Class for previous Distribution Dates. The Class CE and Class P Certificates do not have a Principal Balance. With respect to any Certificate (other than a Class CE or Class P Certificate) of a Class and any Distribution Date, the portion of the Principal Balance of such Class represented by such Certificate equal to the product of the Percentage Interest evidenced by such Certificate and the Principal Balance of such Class.

            Principal Distribution Amount: With respect to any Distribution Date, (a) the sum of (i) the Principal Remittance Amount and (ii) the Extra Principal Distribution Amount, if any, minus the Overcollateralization Release Amount.

            Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its applicable Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            Principal Remittance Amount: With respect to any Distribution Date, to the extent of funds available therefor, the sum (less amounts available for reimbursement of Periodic Advances pursuant to Section 3.02 and expenses reimbursable pursuant to Section 6.03 and amounts reimbursable or payable to the Trustee or Master Servicer pursuant to this Agreement, including, without limitation, Sections 3.02, 3.09, 6.03 or 8.06) of: (i) each payment of principal on a Mortgage Loan due during the related Collection Period and received by a Servicer on or prior to the related Determination Date, and any Periodic Advances with respect thereto (other than any payment received on a Substitute Mortgage Loan substituted during the related Collection Period), (ii) all Prepayments in Full and Curtailments received by a Servicer during the Applicable Unscheduled Principal Receipt Period, (iii) Subsequent Recoveries, Insurance Proceeds and Net Liquidation Proceeds allocable to principal actually collected by a Servicer during the Applicable Unscheduled Principal Receipt Period, (iv) with respect to Defective Mortgage Loans repurchased with respect to such Applicable Unscheduled Principal Receipt Period, the portion of the Purchase Price allocable to principal, (v) any Substitution Adjustment Amounts received during the Applicable Unscheduled Principal Receipt Period and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with
Section 10.01 hereof, that portion of the Termination Price in respect of principal.

            Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Private Certificates: Any of the Class B-3, Class CE and Class P Certificates.

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prospectus: The prospectus dated October 27, 2005 as supplemented by the prospectus supplement dated October 27, 2005, relating to the Class A, Class M, Class B-1, Class B-2 and Residual Certificates.

            Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

            Purchase Price: With respect to any Mortgage Loan or REO Mortgage Loan to be purchased pursuant to or as contemplated by Sections 2.02, 2.03, 3.08 or 3.12 (or substituted pursuant to Section 2.05), an amount equal to the sum of
(i) 100% of the unpaid principal balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of a Mortgage Loan, accrued interest on such unpaid principal balance at the applicable Mortgage Interest Rate in effect from time to time from the applicable Due Date as to which interest was last covered by a payment by the Mortgagor or a Periodic Advance by a Servicer, which payment or Periodic Advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, (iii) any unreimbursed Periodic Advances or other advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Mortgage Loan, (iv) any amounts previously withdrawn from the Certificate Account in respect of such Mortgage Loan or REO Mortgage Loan pursuant to Section 3.06 and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.02 or 2.03, expenses reasonably incurred or to be incurred by the Master Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation.

            Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A, Class M and Class B Certificates are S&P and Moody's. The Rating Agency for the Residual Certificates is S&P. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean P-1 in the case of Moody's, A-1 in the case of S&P and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of S&P, Aaa in the case of Moody's and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus.

            Realized Loss: With respect to any Liquidated Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of Net Liquidation Proceeds applied to the principal balance of the related Mortgage Loan. With respect to any Mortgage Loan, a Deficient Valuation or a reduction in the Principal Balance thereof resulting from the modification of the terms of a Mortgage Loan permitted in accordance with the applicable Servicing Agreement.

            Record Date: With respect to any Distribution Date and (i) the Class B-3, Class CE, Class P and Residual Certificates, the last Business Day of the preceding month and (ii) any Class of Book-Entry Certificates (other than the Class B-3 Certificates), the Business Day immediately preceding such Distribution Date; provided, however, that if any such Book-Entry Certificate becomes a Definitive Certificate, the Record Date for such Class shall be the last Business Day of the immediately preceding month.

            Reference Banks: Initially, the Reference Banks shall be Deutsche Bank International, Bank of America, N.A., Citibank, N.A., and The Fuji Bank, Limited. If any of these banks are not available, the Master Servicer shall select from one of the following banks a substitute Reference Bank: Credit Suisse First Boston Corporation, Westdeutsche Landesbank Girozentrale, The J.P. Morgan Chase Bank or National Westminster Bank Plc. If any of these banks are not available, the Master Servicer shall in its discretion select another Reference Bank.

            Regular Certificate: Any of the Class A, Class M, Class B and Class CE Certificates.

            Reimbursement Amount: As defined in Section 2.03(c).

            Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

            Relief Act Shortfall: With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period as a result of the application of the Relief Act or similar state laws, the amount by which (i) interest collectible on such Mortgage Loan during such Collection Period is less than (ii) one month's interest on the principal balance of such Mortgage Loan at the Mortgage Interest Rate for such Mortgage Loan before giving effect to the application of the Relief Act or similar state laws.

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D.

            REMIC 1 Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) 50% of the sum of the aggregate principal balance of the Mortgage Loans and related REO Properties then outstanding and (ii) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1AA minus the Marker Rate, divided by (b) 12.

            REMIC 1 Marker Allocation Percentage: 50% of any amount payable from or loss attributable to the Mortgage Loans, which shall be allocated to REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2, REMIC 1 Regular Interest LT1B3, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5 and REMIC 1 Regular Interest LT1ZZ.

            REMIC 1 Overcollateralization Target Amount: 0.50% of the Targeted Overcollateralization Amount.

            REMIC 1 Overcollateralized Amount: With respect to any date of determination, (i) 0.50% of the aggregate Uncertificated Principal Balances of the REMIC 1 Regular Interests minus (ii) the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2, REMIC 1 Regular Interest LT1B3, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4 and REMIC 1 Regular Interest LT1M5, in each case as of such date of determination.

            REMIC 1 Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) 50% of the aggregate principal balance of the Mortgage Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2, REMIC 1 Regular Interest LT1B3, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4 and REMIC 1 Regular Interest LT1M5, the denominator of which is aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2, REMIC 1 Regular Interest LT1B3, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5 and REMIC 1 Regular Interest LT1ZZ.

            REMIC 1 Regular Interest LT1AA: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1AA shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1A1: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1A1 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1A2: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1A2 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1A3: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1A3 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1A4: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1A4 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1A5: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1A5 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1AUR: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1AUR shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1B1: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1B1 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1B2: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1B2 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1B3: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1B3 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1M1: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M1 shall accrue interest at the related Uncertificated REMIC 1 Pass- Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1M2: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M2 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1M3: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M3 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1M4: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M4 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1M5: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M5 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1XX: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1XX shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interest LT1ZZ: One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1ZZ shall accrue interest at the related Uncertificated REMIC 1 Pass- Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

            REMIC 1 Regular Interests: REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2, REMIC 1 Regular Interest LT1B3, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1XX and REMIC 1 Regular Interest LT1ZZ.

            REMIC 1 Sub WAC Allocation Percentage: 50% of any amount payable or loss attributable from the Mortgage Loans, which shall be allocated to REMIC 1 Regular Interest LT1XX.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            REMIC Regular Interest: Either a REMIC 1 Regular Interest or any of the Certificates (other than the Class P and Residual Certificates).

            Remittance Date: As defined in each of the Servicing Agreements.

            REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Request for Release: A request for release (which may be in electronic form) in substantially the form attached as Exhibit G hereto.

            Reserve Account: Either of the Class A Reserve Account or the Subordinated Certificates Reserve Account.

            Residual Certificate: Either the Class R-1 or Class R-2 Certificate.

            Residual Certificate Group: The Class R-1 and Class R-2
Certificates.

            Residual Interest: The sole Class of "residual interests" in each REMIC within the meaning of Section 860G(a)(2) of the Code.

            Responsible Officer: When used with respect to the Trustee or the Master Servicer, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee or the Master Servicer customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Retained Mortgage Loan File: A file maintained by Wells Fargo Bank prior to any Document Transfer Event for each Mortgage Loan that contains the documents specified in Section 2.01(b) and any additional documents required to be added to the Retained Mortgage Loan File pursuant to this Agreement.

            Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

            Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the applicable Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such applicable Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            Seller: Wells Fargo Asset Securities Corporation, or its successor in interest.

            Senior Certificates: The Class A Certificates and the Residual Certificates.

            Senior Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Principal Balance of the Class M and Class B Certificates before taking into account the distribution of the Principal Distribution Amount on such Distribution Date and
(ii) the Overcollateralization Amount as of the prior Distribution Date by (y) the Pool Balance as of the last day of the related Collection Period.

            Senior Principal Distribution Amount: With respect to any Distribution Date, the excess of (a) the aggregate Principal Balance of the Senior Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) 76.00% and (2) the aggregate unpaid principal balance of the Mortgage Loans as of the last day of the related Collection Period and (y) the Overcollateralization Floor.

            Senior Specified Enhancement Percentage: On any date of determination thereof, 24.00%.

            Sequential Trigger Event I: With respect to any Distribution Date
(a) prior to the Distribution Date in November 2008, if the aggregate amount of Realized Losses incurred since October 1, 2005 through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received since October 1, 2005 through the last day of the related Collection Period) divided by the Cut-Off Date Aggregate Principal Balance exceeds 0.75% or (b) on or after the Distribution Date in November 2008, a Trigger Event is in effect.

            Sequential Trigger Event II: With respect to any Distribution Date
(a) prior to the Distribution Date in November 2008, (i) if the three-month rolling average of 60+ Day Delinquent Loans (as a percentage of the Pool Balance as of the last day of the related Collection Period) equals or exceeds 25.00% of the Senior Enhancement Percentage or (ii) the aggregate amount of Realized Losses incurred since October 1, 2005 through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received since October 1, 2005 through the last day of the related Collection Period) divided by the Cut-Off Date Aggregate Principal Balance exceeds 0.75% or
(b) on or after the Distribution Date in November 2008, a Trigger Event is in effect.

            Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

            Servicer Prepayment Penalty Payment Amount: With respect to any Mortgage Loan serviced by Wells Fargo Bank, as defined in the Wells Fargo Bank Servicing Agreement.

            Servicers: Wells Fargo Bank, as a Servicer under the related Servicing Agreement. Initially the servicing functions performed by Wells Fargo Bank shall be performed by the Wells Fargo Home Mortgage division of Wells Fargo Bank.

            Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

            Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

            Servicing Fee Rate: With respect to a Mortgage Loan, 0.375% per annum.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            Similar Law: As defined in Section 5.02(b).

            Startup Day: As defined in Section 2.05.

            Stayed Funds: Any payment required to be made under the terms of the Certificates and a Servicing Agreement but which is not remitted by a Servicer because such Servicer is the subject of a proceeding under the Bankruptcy Code and the making of such remittance is prohibited by Section 362 of the Bankruptcy Code.

            Stepdown Date: The earlier to occur of (i) the Distribution Date following the Distribution Date on which the aggregate Principal Balance of the Senior Certificates is reduced to zero and (ii) the later to occur of (x) the Distribution Date in November 2008 and (y) the Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

            Subordinated Certificates: The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3 and Class CE Certificates.

            Subordinated Certificates Reserve Account: The trust account created and maintained by the Master Servicer pursuant to Section 3.01(f) which shall be entitled "Subordinated Certificates Reserve Account, Wells Fargo Bank, N.A., as Master Servicer, in trust for registered Holders of the Class M, Class B-1 and Class B-2 Certificates of Wells Fargo Alternative Loan 2005-2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2," and which must be an Eligible Account. Amounts on deposit in the Subordinated Certificates Reserve Account shall not be invested. The Subordinated Certificates Reserve Account shall not be an asset of either REMIC formed under this Agreement.

            Subordinated Certificates Yield Maintenance Agreement: The yield maintenance agreement assigned to the Trust substantially in the form attached hereto as Exhibit R-2. The Subordinated Certificates Yield Maintenance Agreement shall not be an asset of either REMIC formed under this Agreement.

            Subordinated Certificates Yield Maintenance Agreement Payment: On each Distribution Date through the Distribution Date in August 2008, the amount equal to the product of (a) the excess of the lesser of (i) One-Month LIBOR and
(ii) 9.40280% over the cap rate for such Distribution Date, as set forth on the annex attached to the Subordinated Certificates Yield Maintenance Agreement for such Distribution Date, (b) the lesser of (i) the notional amount as determined in accordance with the Subordinated Certificates Yield Maintenance Agreement for such Distribution Date and (ii) the sum of the Principal Balances of the Class M, Class B-1 and Class B-2 Certificates for such Distribution Date and (c) a fraction, the numerator of which is the actual number of days elapsed since the previous Distribution Date (or the Closing Date, in the case of the first Distribution Date) to but excluding the current Distribution Date and the denominator of which is 360.

            Subordination Depletion Date: The Distribution Date on which the aggregate Principal Balance of the Class M and Class B Certificates is reduced to zero and the Overcollateralization Amount is reduced to zero.

            Subsequent Recovery: Any amount (net of reimbursable expenses) received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan that resulted in a Realized Loss in a prior month.

            Substitute Mortgage Loan: As defined in Section 2.02.

            Substitution Adjustment Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03 or 2.06, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Eligible Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            Targeted Overcollateralization Amount: As of any Distribution Date,
(x) prior to the Stepdown Date, 0.35% of the Cut-Off Date Aggregate Principal Balance and (y) on and after the Stepdown Date, (i) if a Trigger Event has not occurred for such Distribution Date, the greater of (A) 0.70% of the Pool Balance as of the last day of the related Collection Period and (B) 0.35% of the Cut-Off Date Aggregate Principal Balance and (ii) if a Trigger Event has occurred for such Distribution Date, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

            Termination Price: As defined in Section 10.01 hereof.

            Trigger Event: With respect to any Distribution Date, if (i) the three-month rolling average of 60+ Day Delinquent Loans (as a percentage of the Pool Balance as of the last day of the related Collection Period) equals or exceeds 25.00% of the Senior Enhancement Percentage or (ii) the aggregate amount of Realized Losses incurred since October 1, 2005 through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received since October 1, 2005 through the end of the last day of the related Collection Period) divided by the Cut-Off Date Aggregate Principal Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

----------------------------------------------------------------------------

    Distribution Date Occurring In                  Percentage
----------------------------------------------------------------------------

November 2007 through October 2008      0.350% for the first month, plus
                                        an additional 1/12th of 0.400% for
                                        each month thereafter

                                        0.750% for the first month, plus
                                        an additional 1/12th of 0.500% for
November 2008 through October 2009      each month thereafter

                                        1.250% for the first month, plus
                                        an additional 1/12th of 0.300% for
November 2009 through October 2010      each month thereafter

                                        1.550% for the first month, plus
                                        an additional 1/12th of 0.150% for
November 2010 through October 2011      each month thereafter

November 2011 and thereafter            1.700%

            Trust: The corpus of the trust created by this Agreement.

            Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which two REMIC elections are to be made, such entire Trust Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Mortgage Loan, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Seller's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby), (v) the rights under each of the Yield Maintenance Agreements assigned to the Trust, (vi) such assets from time to time that are identified as deposited in any account held for the benefit of the Certificateholders and (vii) the Certificate Account and the Reserve Accounts and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

            Trustee: Wachovia Bank, National Association, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trustee appointed as herein provided.

            Type 2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, 2.03 or 2.06, serviced under the Wells Fargo Bank Servicing Agreement and having a Prior Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Uncertificated REMIC 1 Pass-Through Rate: With respect to REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2, REMIC 1 Regular Interest LT1B3, REMIC 1 Regular Interest LT1ZZ and REMIC 1 Regular Interest LT1XX, the Weighted Average Net Mortgage Interest Rate of the Mortgage Loans.

            Uncertificated Principal Balance: The amount of any REMIC 1 Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC 1 Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC 1 Regular Interest shall be reduced by all distributions of principal made on such REMIC 1 Regular Interest on such Distribution Date pursuant to Section 4.09 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.09(b). The Uncertificated Balance of REMIC 1 Regular Interest LT1ZZ shall be increased by interest deferrals as provided in Section 4.09(a)(i). The Uncertificated Balance of each REMIC 1 Regular Interest shall never be less than zero.

            Unpaid Realized Loss Amount: For any Class of Class M or Class B Certificates and as to any Distribution Date, the excess of (x) the aggregate Applied Realized Loss Amounts allocated to such Class for all prior Distribution Dates over (y) the aggregate amount of any Subsequent Recoveries allocated to such Class for all prior Distribution Dates.

            Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds, Subsequent Recoveries and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Liquidation Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Adjustment Amounts.

            Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            U.S. Person or United States Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in applicable Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person; provided that, for purposes of the definition of a "Permitted Transferee," a U.S. Person shall not include any person whose income is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person.

            Voting Interest: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The Voting Interests allocated among Holders of the Certificates (other than the Class CE and Class P Certificates) shall be 98%, and shall be allocated among each such Class according to the fraction, expressed as a percentage, the numerator of which is the aggregate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Principal Balance of all the Certificates (other than the Class CE and Class P Certificates) then outstanding. The Voting Interests allocated to each such Class of Certificates shall be allocated among all holders of each such Class in proportion to the outstanding Principal Balance of such Certificates; provided, however, that any Certificate registered in the name of the Master Servicer, the Seller or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Interests; provided that only such Certificates as are known by a Responsible Officer of the Master Servicer to be so registered will be so excluded. 1% of all the Voting Interests will be allocated to the Holders of each of the Class CE and Class P Certificates.

            Weighted Average Net Mortgage Interest Rate: The weighted average (based on the unpaid principal balance as of the first day of the related Collection Period or, in the case of the first Distribution Date, the applicable Cut-Off Date) of the Net Mortgage Interest Rates of the Mortgage Loans, expressed for each such Mortgage Loan as an annual rate and calculated on the basis of twelve months consisting of 30 days each and a 360 day year.

            Wells Fargo Bank: Wells Fargo Bank, N.A., or its successor in interest.

            Wells Fargo Bank Correspondents: The entities identified on a list provided by Wells Fargo Bank to the Master Servicer, from which Wells Fargo Bank purchased the Mortgage Loans.

            Wells Fargo Bank Servicing Agreement: The Servicing Agreement providing for the servicing of the Type 2 Mortgage Loans initially by Wells Fargo Bank.

            Written Order to Authenticate: A written order of the Seller directing the Master Servicer to execute, authenticate and deliver the Certificates.

            Yield Maintenance Agreement: Either of the Class A Yield Maintenance Agreement or the Subordinated Certificates Yield Maintenance Agreement.

            Yield Maintenance Agreement Payment: Either of the Class A Yield Maintenance Agreement Payment or the Subordinated Certificates Yield Maintenance Agreement Payment.

            Yield Maintenance Agreement Provider: Goldman Sachs Capital Markets L.P., and any successor thereto.

            Section 1.02 Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee, Master Servicer and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            Section 1.03 Effect of Headings and Table of Contents.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            Section 1.04 Benefits of Agreement.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            (a) The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest and principal received by the Seller on or with respect to each Mortgage Loan after the applicable Cut-Off Date (and including scheduled payments of principal and interest due after the applicable Cut-Off Date but received by the Seller on or before the applicable Cut-Off Date and Unscheduled Principal Receipts received or applied on the applicable Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the applicable Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans (including the right to receive any Servicer Prepayment Penalty Payment Amounts), (d) the right to receive, pursuant to the Mortgage Loan Purchase Agreement, any Originator Prepayment Penalty Payment Amounts and (e) proceeds of all the foregoing. It is agreed and understood by the Seller and the Trustee that it is not intended that any mortgage loan be included in the Trust Estate that is a "High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

            In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Custodian, on or before the Closing Date the following documents or instruments with respect to each Mortgage Loan.

            (i) The original Mortgage Note either (A) endorsed in blank or (B) endorsed as provided in Section 2.01(d), with all prior and intervening endorsements as may be necessary to show a complete chain of endorsements or with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a lost note affidavit with a copy of the Mortgage Note and, in the case of any Mortgage Loan originated in the State of New York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if applicable, the consolidated Mortgage Note and the consolidated Mortgage;

            (ii) A recorded original assignment of the related Mortgage from Wells Fargo Bank assigning the related Mortgage to the Trustee (which may be assigned in blank), certified by the recording office, or, if such assignment is in the process of being recorded, a copy of the related Mortgage transmitted for recordation certified by an officer of Wells Fargo Bank or applicable Wells Fargo Bank Correspondent to be a true and correct copy of such assignment submitted for recordation; provided, however, if recordation is not required as described below, an assignment in recordable form (which may be assigned in blank) with respect to the related Mortgage;

            (iii) The original of each assumption agreement, modification, written assurance or substitution agreement pertaining to such Mortgage Note, if any; and

            (iv) For each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (a)   The loan security agreement;

                  (b)   The stock certificate;

                  (c)   The stock power, executed in blank;

                  (d)   The executed proprietary lease;

                  (e)   The executed recognition agreement;

                  (f) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (g) The executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken chain from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

            (b) Following a Document Transfer Event, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Custodian, within 60 days copies (which may be in electronic form mutually agreed upon by the Seller and the Custodian) of the following additional documents or instruments with respect to each Mortgage Loan; provided, however, that originals of such documents or instruments shall be delivered to the Custodian if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor:

            (i) The original recorded Mortgage with evidence of recordation noted thereon or attached thereto, together with any addenda or riders thereto, or a copy of such recorded Mortgage with such evidence of recordation certified to be true and correct by the appropriate governmental recording office; or a copy of such recorded Mortgage with such evidence of recordation, or if the original Mortgage has been submitted for recordation but has not been returned from the applicable public recording office, a copy of the Mortgage certified by an officer of Wells Fargo Bank or the applicable Wells Fargo Bank Correspondent to be a true and correct copy of the original Mortgage submitted for recordation;

            (ii) The original of each assumption agreement, modification, written assurance or substitution agreement pertaining to such Mortgage, if any, or, if such document is in the process of being recorded, a copy of such document, certified by an officer of Wells Fargo Bank or the applicable Wells Fargo Bank Correspondent of such Mortgage Loan or by the applicable title insurance company, closing agent, settlement agent, escrow agent or closing attorney to be a true and correct copy of such document transmitted for recordation, if any;

            (iii) For each MERS Mortgage Loan that is not a MOM Mortgage Loan, the original assignment showing MERS as the assignee of the Mortgage, with evidence of recording thereon or copies thereof certified by an officer of Wells Fargo Bank or the applicable Wells Fargo Bank Correspondent to have been submitted for recordation;

            (iv) Each original recorded intervening assignment of the Mortgage as may be necessary to show a complete chain of title from the Mortgage Loan originator to Wells Fargo Bank or Wells Fargo Home Mortgage, Inc., with evidence of recordation noted thereon or attached thereto, or a copy of such assignment with such evidence of recordation to be true and correct by the appropriate governmental recording office, or, if any such assignment has been submitted for recordation but has not been returned from the applicable public recording office or is not otherwise available, a copy of such assignment certified by an officer of Wells Fargo Bank or the applicable Wells Fargo Bank Correspondent to be a true and correct copy of the recorded assignment submitted for recordation; and

            (v) The original policy of the title insurance or certificate of title insurance or a written commitment to issue such a title insurance policy or certificate of title insurance, or a copy of such title insurance certified as true and correct by the applicable insurer or any attorney's certificate of title with an Officer's Certificate of Wells Fargo Bank or the applicable Wells Fargo Bank Correspondent that such attorney's certificate of title is customarily used in lieu of a title insurance policy in the jurisdiction in which the related mortgage property is located.

            (c) If any assignment of a Mortgage to the Trustee is in the process of being recorded on the Closing Date, the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Custodian promptly following its recordation, but in no event later than one (1) year following the Closing Date. If any Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall take all actions as are necessary to cause the Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Seller shall also cause to be delivered to the Custodian any other original mortgage loan document included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Custodian within one (1) year following the Closing Date any assignment of a Mortgage (except with respect to any Mortgage recorded in the name of MERS) not delivered to the Custodian on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Seller may, deliver or cause to be delivered to the Custodian the assignment of the Mortgage Loan to the Trustee in a form suitable for recordation, if (i) with respect to a particular state the Trustee has received an Opinion of Counsel acceptable to it that such recording is not required to make the assignment effective against the parties to the Mortgage or subsequent purchasers or encumbrances of the Mortgaged Property or (ii) the Seller has been advised by each Rating Agency that non-recordation in a state will not result in a reduction of the rating assigned by that Rating Agency at the time of initial issuance of the Certificates. Set forth on Exhibit K attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Custodian may rely and shall be protected in relying upon the information contained in such Exhibit K. In the event that the Custodian receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Custodian shall promptly notify the Trustee and the Custodian shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Custodian and the Trustee) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

            (d) Except for Mortgage Notes endorsed in blank, endorsements shall comply with the following format:

                                WITHOUT RECOURSE
                              PAY TO THE ORDER OF:
                     WACHOVIA BANK, NATIONAL ASSOCIATION, AS
                     TRUSTEE under the pooling and servicing
                          agreement dated as of [date].
                         and its successors and assigns,

          [Wells Fargo Bank, N.A.] or [Wells Fargo Home Mortgage, Inc.]
                             [Signature of Officer]
                           [Officer's Name and Title]

            Except where assignments in blank are authorized or in the case of any Mortgage registered in the name of MERS, assignments of any Mortgage shall comply with the following:

                     WACHOVIA BANK, NATIONAL ASSOCIATION, AS
                                     TRUSTEE
                         and its successors and assigns

            Section 2.02 Acceptance by Custodian.

            Subject to the provisions of the following paragraph, pursuant to the Custodial Agreement, the Custodian, on behalf of the Trustee, will declare that it holds and will hold the documents delivered to it pursuant to Section 2.01(a) above and the other documents constituting a part of the Owner Mortgage Loan Files or Retained Mortgage Loan Files (after the occurrence of a Document Transfer Event) delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. Upon execution of this Agreement, the Custodian will deliver to the Seller and the Trustee an initial certification in the form of Exhibit N hereto, to the effect that, except as may be specified in a list of exceptions attached thereto, it has received the original Mortgage Notes relating to each Mortgage Loan on the Mortgage Loan Schedule.

            The Custodian will review each Owner Mortgage Loan File within 45 days after execution of this Agreement. The Custodian will deliver no later than 30 days after completion of such review to the Seller and the Trustee a final certification in the form of Exhibit O hereto to the effect that, except as may be specified in a list of exceptions attached thereto, all required documents set forth in Section 2.01(a) have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule based on a comparison of the Mortgage Loan identifying number, Mortgagor name and street address, and in so doing the Custodian may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon.

            If within such 45 day period the Custodian finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Custodian shall promptly (and in no event more than 30 days after completion of the review) notify the Trustee and the Trustee shall notify the Seller. The Seller shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to the Purchase Price or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") that is an Eligible Substitute Mortgage Loan.

            In the case of a repurchased Mortgage Loan or property, the Purchase Price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File (and Retained Mortgage Loan File, if required pursuant to Section 2.01(b) hereof) relating thereto shall be delivered to the Custodian and the Substitution Adjustment Amount, together with (i) interest on such Substitution Adjustment Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Custodian of a Request for Release signed by an officer of the Seller, the Custodian shall release to the Seller the related Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable). The Trustee shall execute and deliver such instrument of transfer or assignment (or, in the case of a Mortgage Loan registered in the name of MERS or its designee, the Master Servicer shall cause the applicable Servicer to take all necessary action to reflect such assignment on the records of MERS), in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Custodian to give the final certification or the Trustee to give any notice within the required time periods shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

            Section 2.03 Representations and Warranties of the Master Servicer and the Seller.

            (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement:

            (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

            (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

            (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

            (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

            (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

            (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

            (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

            (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

            (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
      Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01(a);

            (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

            (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

            (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

            (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (ix) The Mortgage Loan meets, or is exempt from, applicable state, federal or local laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

            (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (xi) All payments required to be made up to the Due Date for such Mortgage Loan immediately preceding the applicable Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the applicable Cut-Off Date;

            (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

            (xiii) Each Mortgage Loan at the time it was originated complied in all material respects with applicable federal, state and local laws including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending laws and disclosure laws;

            (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

            (xv) The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

            (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

            (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

            (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

            (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

            (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

            (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

            (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

            (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

            (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated;

            (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

            (xxvii) With respect to each Mortgage Loan that has a Prepayment Penalty, each such Prepayment Penalty shall be enforceable, and each Prepayment Penalty shall be permitted pursuant to federal, state and local law. Each such Prepayment Penalty is in an amount less than or equal to the maximum amount permitted under applicable law. Each such Prepayment Penalty actually charged to the related borrower is in accordance with the Prepayment Penalty matrices set forth in Exhibit Q;

            (xxviii) No Mortgage Loan is a "high cost" loan as defined under any federal, state or local law applicable to such Mortgage Loan at the time of its origination;

            (xxix) No Mortgage Loan is serviced by the Trustee or an affiliate of the Trustee; and

            (xxx) No Mortgage Loan (other than a Mortgage Loan that is a New Jersey covered purchase loan) is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then-current S&P's LEVELS(R) Glossary which is now Version 5.6(c), Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

            Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files (and Retained Mortgage Loan Files, if applicable) to the Custodian and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by any of the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and, except for a breach of the representation and warranty set forth in subsection
(b)(i), where such breach is a result of the Cut-Off Date Principal Balance of a Mortgage Loan being greater, by $5,000 or greater, than the Cut-Off Date Principal Balance of such Mortgage Loan indicated on the Mortgage Loan Schedule, that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to the Purchase Price or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. In addition to the foregoing, if a breach of the representation set forth in clause (b)(xiii) or (xxx) of this Section 2.03 occurs as a result of a violation of an applicable predatory or abusive lending law, the Seller shall reimburse the Trust for all costs and damages including, but not limited to, reasonable attorneys' fees and costs, incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"). The Purchase Price of any repurchase described in this paragraph, the Substitution Adjustment Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, and any Reimbursement Amount shall be deposited in the Certificate Account. It is understood and agreed, except with respect to the second preceding sentence, that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            Notwithstanding anything to the contrary in this Section 2.03, with respect to any breach by the Seller of the representation and warranty set forth in Section 2.03(b)(xxvii), which breach materially and adversely affects the value of any Prepayment Penalty or the interest of the Trust therein, the Seller shall not be required to repurchase such Mortgage Loans as set forth in this
Section 2.03. However, the Originator shall remedy such breach as follows: Upon any Principal Prepayment with respect to the affected Mortgage Loan, the Originator shall pay to the Trust the excess, if any, of (x) the amount of such Prepayment Penalty calculated as set forth in the matrices attached hereto as Exhibit Q over (y) the amount collected from the Mortgagor in respect of such Prepayment Penalty. Such amount payable by the Originator pursuant to Section 5(b) of the Mortgage Loan Purchase Agreement and shall be paid by the Remittance Date in the month following the month in which the related Principal Prepayment occurred.

            Section 2.04 Execution and Delivery of Certificates.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and acknowledges the delivery of the Owner Mortgage Loan Files to the Custodian, on behalf of the Trustee, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged. Concurrently with such assignment and delivery to the Trustee or Custodian and in exchange therefor, the Master Servicer, pursuant to the Written Order to Authenticate executed by an officer of the Seller, has executed, and the Certificate Registrar has authenticated and delivered to or upon the order of the Seller (i) the Class A Certificates, the Class M Certificates and the Class B Certificates (other than the Class B-3 Certificates) in minimum dollar denominations of $100,000 and integral dollar multiples of $1 in excess thereof,
(ii) the Class B-3 Certificates in minimum denominations of $250,000 and integral multiples of $1 in excess thereof, (iii) the Class CE and Class P Certificates in minimum Percentage Interests of 10% and (iv) each Residual Certificate as a single certificate. The Trustee acknowledges the issuance of the uncertificated REMIC 1 Regular Interests and declares that it hold such regular interests as assets of REMIC 2. The Trustee acknowledges the obligation of the Class CE Certificates to pay Cap Carryover Amounts, and declares that it hold the same as assets of the Grantor Trust on behalf of the Holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates, respectively. In addition to the assets described in the preceding sentence, the assets of the Grantor Trust shall also include (i) Prepayment Penalties, any Servicer Prepayment Penalty Payment Amounts, any Originator Prepayment Penalty Payment Amounts and the beneficial interest of the Class P Certificates with respect thereto and (ii) the Yield Maintenance Agreements, the Reserve Accounts and the beneficial interest of the Class CE Certificates with respect thereto, subject to the obligation to pay Cap Carryover Amounts. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Estate.

            Section 2.05 Designation of Certificates; Designation of Startup Day and Latest Possible Maturity Date.

            The Seller hereby designates the REMIC 1 Regular Interests as classes of "regular interests" and the Class R-1 Certificate as the single class of "residual interest" in REMIC 1 and hereby further designates the Classes of Class A, Class M and Class B Certificates and the Class CE Certificates as classes of "regular interests" and the Class R-2 Certificate as the single class of "residual interest" in REMIC 2 for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in REMIC 1 and REMIC 2 is October 25, 2035 for purposes of Code Section 860G(a)(1).

            Section 2.06 Optional Substitution of Mortgage Loans.

            During the three-month period beginning on the Startup Date, the Seller shall have the right, but not the obligation, in its sole discretion for any reason, to substitute for any Mortgage Loan a Substitute Mortgage Loan meeting the requirements of an Eligible Substitute Mortgage Loan. Any such substitution shall be carried out in the manner described in Section 2.02. The Substitution Adjustment Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account.

                                  ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

            Section 3.01 Certificate Account and Reserve Accounts.

            (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clauses (i) and (ii), not later than the Business Day preceding the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (iii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

            (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d);

            (ii) all Prepayment Penalties collected by a Servicer, all Originator Prepayment Penalty Payment Amounts required to be paid by the Originator pursuant to the Mortgage Loan Purchase Agreement and all Servicer Prepayment Penalty Payment Amounts required to be paid by a Servicer pursuant to the applicable Servicing Agreement in connection with any such Principal Prepayment; and

            (iii) in the case of any Mortgage Loan that is (A) repurchased by the Seller pursuant to Section 2.02, 2.03, 3.08, 3.12 or 10.01, (B) auctioned by the Master Servicer pursuant to Section 3.08 or (C) purchased by the Majority Class CE Certificateholder pursuant to Section 10.01, in each case, the Purchase Price therefor or, where applicable, any Substitution Adjustment Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

            (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the Trust Estate to fail to qualify as two separate REMICs while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized, without any right of reimbursement therefor from the Trust Estate.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial P&I Account maintained in accordance with the applicable Servicing Agreement, if such Custodial P&I Account is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial P&I Account is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

            (e) Any Prepayment Penalties, Originator Prepayment Penalty Payment Amounts and Servicer Prepayment Penalty Payment Amounts shall not be assets of either REMIC created hereunder, but shall be considered assets of the Grantor Trust held by the Trustee, for the benefit of the Class P Certificateholders. In addition, any Cap Carryover Amounts that are paid with respect to the Class A, Class M or Class B Certificates will be treated as first having been distributed with respect to the Class CE Certificates and then having been paid outside of the REMICs to the Class A, Class M or Class B Certificateholders.

            (f) The Master Servicer shall establish and maintain (i) the Class A Reserve Account, held in trust for the benefit of the Holders of the Class A Certificates and (ii) the Subordinated Certificates Reserve Account, held in trust for the benefit of the Holders of the Class M, Class B-1 and Class B-2 Certificates. The Class A Reserve Account and the Subordinated Certificates Reserve Account shall remain uninvested. The Master Servicer shall deposit in the (i) Class A Reserve Account on the date received by it, any Class A Yield Maintenance Agreement Payment received from the Yield Maintenance Agreement Provider for the related Distribution Date and (ii) Subordinated Certificates Reserve Account on the date received by it, any Subordinated Certificates Yield Maintenance Agreement Payment received from the Yield Maintenance Agreement Provider for the related Distribution Date. On each Distribution Date, the Master Servicer shall withdraw from the (i) Class A Reserve Account any Class A Yield Maintenance Agreement Payment and (ii) Subordinated Certificates Reserve Account any Subordinated Certificates Yield Maintenance Agreement Payment and apply such amounts in the following order of priority:

            (i) to the Class A Certificates, from the Class A Reserve Account, any Cap Carryover Amounts for such Classes for such Distribution Date (after distributions pursuant to clauses (xix)(a) and (xix)(b) of Section 4.02(b)), distributed concurrently, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, pro rata based on the outstanding Principal Balance of each such Class, up to their respective unpaid Cap Carryover Amounts (provided that, if for any Distribution Date, after the allocation of the remaining unpaid Cap Carryover Amounts to the Class A Certificates, the remaining unpaid Cap Carryover Amounts for any of the Class A Certificates is reduced to zero, any amount of the remaining unpaid Cap Carryover Amounts that would have been allocated to such Class A Certificate for that Distribution Date will instead be allocated, pro rata, to the other Class A Certificates, based on their respective remaining unpaid Cap Carryover Amounts, to the extent the other Class A Certificates have any remaining unpaid Cap Carryover Amounts;

            (ii) to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Certificates, from the Subordinated Certificates Reserve Account, any Cap Carryover Amounts for such Classes for such Distribution Date (after distributions pursuant to clause (xix)(c) of Section 4.02(b)), distributed sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Certificates, in each case up to the Cap Carryover Amount for each such Class; and

            (iii) to the Class CE Certificates, any remaining amount on deposit in the Reserve Accounts.

            (g) The Master Servicer shall account for the Reserve Accounts as an asset of a grantor trust under subpart E, part I of subchapter J of the Code and not an asset of either REMIC created pursuant to this Agreement. The beneficial owner of the Reserve Accounts is the Class CE Certificateholder. For all federal tax purposes, amounts transferred or reimbursed by REMIC 2 to the Reserve Accounts shall be treated as distributions by the Master Servicer to the Class CE Certificateholder.

            (h) Any Cap Carryover Amounts paid by the Master Servicer pursuant to Section 3.01(f) to the Regular Certificates (other than the Class B-3 and Class CE Certificates) shall be accounted for by the Master Servicer as amounts paid first to the Class CE Certificates and then to the respective Class or Classes of Regular Certificates (other than the Class B-3 and Class CE Certificates). In addition, the Master Servicer shall account for the Regular Certificates' (other than the Class CE Certificates') rights to receive payments of Cap Carryover Amounts as rights in a limited recourse interest rate cap contract written by the Class CE Certificates in favor of the Regular Certificates (other than the Class CE Certificates).

            (i) For federal tax return and information reporting, the right of the Holders of the Regular Certificates (other than the Class B-3 and Class CE Certificates) to receive payments under the Class A Yield Maintenance Agreement and Subordinated Certificates Yield Maintenance Agreement in respect of the related Yield Maintenance Agreement Payments shall be assigned a value of zero.

            Section 3.02 Permitted Withdrawals from the Certificate Account.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

            (i) to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Section 2.02, 2.03, 2.06, 3.08, 3.12 or 10.01) respecting which any such Periodic Advance was made;

            (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances;

            (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

            (iv) to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Sections 3.03(b), 3.03(c), 3.09 or 6.03 or the second sentence of Section 8.13(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

            (v) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02, 2.03, 2.06, 3.08, 3.12 or 10.01 or auctioned pursuant to Section 3.08, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or Purchase Price or Scheduled Principal Balance was determined;

            (vi) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

            (vii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

            (viii) to pay to any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

            (ix) to pay to the Master Servicer as additional master servicing compensation any Liquidation Profits which a Servicer is not entitled to pursuant to the applicable Servicing Agreement;

            (x) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein; and

            (xi) to clear and terminate the Certificate Account pursuant to
      Section 10.01.

            (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

            Section 3.03 Advances by Master Servicer and Trustee.

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Business Day preceding the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event Wells Fargo Bank in its capacity as Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Wells Fargo Bank Servicing Agreement prior to the Business Day preceding the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.14, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall notify the Trustee of a failure to advance by a Servicer and will cooperate with the Trustee to provide (i) the amount that the Trustee or Master Servicer is required to advance hereunder and (ii) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the Business Day preceding the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer has actual knowledge of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Wells Fargo Bank in its capacity as Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Wells Fargo Bank Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Wells Fargo Bank in its capacity as Servicer, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(iv) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(iv).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

            Section 3.04 Custodian to Cooperate; Release of Owner Mortgage Loan Files and Retained Mortgage Loan Files.

            In connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer or applicable Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and the Master Servicer or applicable Servicer shall deliver two copies of such Request for Release to the Custodian. The Custodian shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) to the Master Servicer or such Servicer, as requested by the Master Servicer or such Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer or Custodian two copies of a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request in hard copy or in electronic format acceptable to the Custodian. The Custodian shall, within five Business Days, release the related Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) to the Master Servicer or such Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return the Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) to the Custodian by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) or any documents retained therein have been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. Upon receipt of two copies of a Request for Release stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Custodian shall amend its records.

            Upon the occurrence of the event specified in clause (ii) of the preceding paragraph, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

            Section 3.05 Reports to the Trustee; Annual Compliance Statements.

            (a) [Reserved]

            (b) The Master Servicer shall deliver to the Trustee on or before March 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            Section 3.06 Title, Management and Disposition of Any REO Mortgage Loan.

            The Master Servicer shall enforce the obligations of the applicable Servicer to administer each REO Mortgage Loan at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of a REO Mortgage Loan, the Custodian shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Custodian shall have no further responsibility with regard to such Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

            Section 3.07 Amendments to Servicing Agreements, Modification of Standard Provisions.

            (a) Subject to the prior written consent of the Trustee pursuant to
Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder or the Trustee, enter into an amendment to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and
(ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day).

            Section 3.08 Oversight of Servicing.

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by either Rating Agency to the Certificates, (ii) the loss by the Trust Estate of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either of the REMICs or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause
(ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless
(i) the modified Mortgage Loan would qualify as an Eligible Substitute Mortgage Loan and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence; provided, however, that no such Opinion of Counsel need be delivered if the sole purpose of the modification is to reduce the Monthly Payment on a Mortgage Loan as a result of a Curtailment such that the Mortgage Loan is fully amortized by its original maturity date.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to cause such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Seller shall be entitled to repurchase at its option any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(c) of the Mortgage Loan Purchase Agreement, Wells Fargo Bank requests the Seller to repurchase and to sell to Wells Fargo Bank to facilitate the exercise of Wells Fargo Bank's rights against the originator or a prior holder of such Mortgage Loan. The price for any Mortgage Loan repurchased pursuant to this paragraph shall be the Purchase Price. Upon the receipt of such Purchase Price, the Master Servicer shall provide to the Trustee the certification required by Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File and Retained Mortgage Loan File, if applicable, relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Trustee is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Custodian shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Custodian shall have no further responsibility with regard to such Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) or Servicer Mortgage Loan File. None of the Trustee, the Custodian, the Master Servicer or any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or either REMIC.

            At the direction of the Seller, the Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Subordinated Certificates or a holder of a class of securities representing interests in the Subordinated Certificates and/or other subordinated mortgage asset-backed pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

            Section 3.09 Termination and Substitution of Servicing Agreements.

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Based upon such certification, the Master Servicer, or if provided by the applicable Other Servicing Agreement and upon written direction of the Master Servicer, the Trustee, shall promptly terminate such Other Servicing Agreement. The Trustee shall terminate the Wells Fargo Bank Servicing Agreement in accordance with the provisions of Article 19 thereof. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of a Servicing Agreement at the direction of the Master Servicer except to the extent that such claims, liabilities, costs and expenses are incurred as a result of the bad faith, willful misfeasance or gross negligence of the Trustee in the performance of its obligations hereunder. To the extent that the costs and expenses (including any amounts paid by the Master Servicer pursuant to the immediately preceding sentence) of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Certificate Account. If the Master Servicer or Trustee terminates an Other Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. If the Trustee terminates the Wells Fargo Bank Servicing Agreement, the Trustee shall enter into a substitute Servicing Agreement with another mortgage loan service company acceptable to the Trustee and each Rating Agency under which such substitute servicer shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by Wells Fargo Bank, in its capacity as Servicer, under such terminated Servicing Agreement. It is understood and acknowledged by the parties hereto that there will be a period of transition not to exceed ninety (90) days before the servicing functions can be transferred to any such substitute servicer referred to in the previous two sentences. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by an Other Servicer and the transition period relating to the transfer of such servicing expires, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by an Other Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under
Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

            Section 3.10 Application of Net Liquidation Proceeds.

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

            Section 3.11 Exchange Act Reports.

            (a) With respect to each Distribution Date, prior to the issuance of the related Distribution Date Statement, the Master Servicer shall confirm that it has received all distribution and/or servicing information required to be provided to the Master Servicer by each Servicer for inclusion in such Distribution Date Statement. In the event the Master Servicer determines that any such information has not been provided as required or is materially incorrect, the Master Servicer shall immediately notify the applicable Servicer and use its reasonable best efforts to cause the Servicer to provide or correct, as the case may be, such information promptly (but in any event in time to permit the Master Servicer to distribute the Distribution Date Statement at the time required in this Agreement).

            (b) Promptly upon receipt by the Master Servicer of (i) any officer's certificate relating to any Servicer's annual compliance with the terms of the applicable Servicing Agreement and (ii) any report of any Servicer's independent public accountants relating to the Servicer's compliance with servicing standards, as required under the applicable Servicing Agreement, the Master Servicer shall review such officer's certificate and reports. As part of the Form 10-K required to be filed pursuant to paragraph (c) of this Section 3.11, the Master Servicer shall include each such Servicer's annual statement of compliance, and each such accountant's report, as well as a report of any significant deficiencies relating to any Servicer's performance of its obligations under the applicable Servicing Agreement.

            (c) The Master Servicer shall reasonably cooperate with the Seller to enable the Trust to satisfy its reporting requirements under the Exchange Act. The Master Servicer shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations promulgated thereunder, and the Master Servicer shall sign and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Trust.

            (d) Each Form 8-K shall be filed by the Master Servicer within 15 days after each Distribution Date, which shall include a copy of the Distribution Date Statement to Certificateholders for such Distribution Date as an exhibit thereto. Prior to March 30th of each year (or such other date as may be required by the Exchange Act and the rules and regulations promulgated thereunder), the Master Servicer shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff's interpretations. Such Form 10-K shall include as exhibits (i) the annual statement of compliance of the Master Servicer required to be delivered pursuant to Section 3.05(b) and (ii) with respect to each Servicer, the annual statements of compliance, the accountant's reports and any report of significant deficiencies relating to any Servicer's performance of its obligations under the applicable Servicing Agreement, each as described in paragraph (b) of this
Section 3.11, in each case to the extent they have been timely delivered to the Master Servicer. Each Form 10-K shall also include a certification in the form attached hereto as Exhibit P or in such other form as may be required by Rules 13a-14 and 15d-14 under the Exchange Act, as applicable, and any directives or interpretations thereof by the Securities and Exchange Commission (the "Certification"), which shall be signed by a Master Servicing Officer.

            (e) Unless otherwise instructed by the Seller, prior to January 30 of the first year in which the Master Servicer is able to do so under applicable law, the Master Servicer shall file a Form 15 Suspension Notification with respect to the Trust. At any time after the filing of a Form 15 Suspension Notification, if the number of Certificateholders of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Master Servicer shall recommence preparing and filing reports on Form 8-K and 10-K as required pursuant to this
Section 3.11.

            Section 3.12 Optional Purchases of Delinquent Loans.

            (a) The Seller shall have a limited option to purchase any defaulted Mortgage Loan or REO Mortgage Loan during the following time periods: (i) beginning on the first day of the second month following the month in which the Master Servicer has reported that a Servicer has initiated foreclosure proceedings with respect to a defaulted Mortgage Loan, with such repurchase option expiring on the last day of such second following month; (ii) beginning on the first day of the second month following the month in which the Master Servicer has reported that such defaulted Mortgage Loan has become an REO Mortgage Loan, with such repurchase option expiring on the last day of such second following month; and (iii) beginning on the day on which a Servicer accepts a contractual commitment by a third party to purchase the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan, with such repurchase option expiring on the earlier of the last day of the month in which such contractual commitment was accepted by the Servicer or the day immediately prior to the day on which the closing occurs with respect to such third party purchase of the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan.

            Prior to purchase pursuant to this Section 3.12, the Master Servicer or the Trustee, as applicable, shall be required to continue to make monthly Periodic Advances pursuant to Section 3.03. The Seller shall not use any procedure in selecting Mortgage Loans to be purchased which is materially adverse to the interests of the Certificateholders. The Seller shall purchase any such defaulted Mortgage Loan or REO Mortgage Loan that it elects to purchase at a price equal to the Purchase Price. The Purchase Price for the repurchased Mortgage Loan or REO Mortgage Loan shall be deposited in the Certificate Account. Upon receipt of the Purchase Price, the Master Servicer shall provide to the Trustee the certification required by Section 3.04 and the Trustee and Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) relating to the Mortgage Loan being repurchased.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

            Section 4.01 Interest Distributions.

            On each Distribution Date, the Paying Agent shall withdraw from the Payment Account the Interest Remittance Amount and apply it in the following order of priority (based upon the calculations made by the Master Servicer, to the extent available):

            first, concurrently, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, pro rata (based on the Accrued Certificate Interest for each such Class), the applicable Accrued Certificate Interest thereon for such Distribution Date;

            second, concurrently, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, pro rata (based on the Interest Carry Forward Amount for each such Class), the applicable Interest Carry Forward Amount thereon for such Distribution Date;

            third, to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            fourth, to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            fifth, to the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            sixth, to the Class M-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            seventh, to the Class M-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            eighth, to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            ninth, to the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            tenth, to the Class B-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

            eleventh, any remaining Interest Remittance Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in
Section 4.02(b).

            Section 4.02 Distributions of Principal and Monthly Excess Cashflow Amounts.

            (a) On each Distribution Date, the Paying Agent shall make the following distributions in the following order of priority (based upon calculations made by the Master Servicer), to the extent of the Principal Distribution Amount:

            (i) prior to the Subordination Depletion Date and (a) before the Stepdown Date or (b) with respect to which a Trigger Event is in effect, sequentially, as follows:

            first, concurrently, to the Class R-1 and Class R-2 Certificates, pro rata;

            second, to the Class A-1 Certificates;

            third, (a) with respect to each Distribution Date on which a Sequential Trigger Event I is not in effect, concurrently, to the Class A-2 and Class A-3 Certificates, pro rata, and (b) with respect to each Distribution Date on which a Sequential Trigger Event I is in effect, sequentially, to the Class A-2 and Class A-3 Certificates;

            fourth, (a) with respect to each Distribution Date on which a Sequential Trigger Event II is not in effect, concurrently, to the Class A-4 and Class A-5 Certificates, pro rata, and (b) with respect to each Distribution Date on which a Sequential Trigger Event II is in effect, sequentially, to the Class A-4 and Class A-5 Certificates;

            fifth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates; and

            sixth, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in
      Section 4.02(b).

            (ii) on or after the Subordination Depletion Date and (a) before the Stepdown Date or (b) with respect to which a Trigger Event is in effect:

            first, pro rata, based on the aggregate Principal Balances of groups of classes, each of the Residual Certificate Group, the Class A Certificate Group I, the Class A Certificate Group II and the Class A Certificate Group III, as follows:

               (a) concurrently, to the Class R-1 and Class R-2 Certificates, pro rata;

               (b) to the Class A-1 Certificates;

               (c)(i) with respect to each Distribution Date on which a Sequential Trigger Event I is not in effect, concurrently, to the Class A-2 and Class A-3 Certificates, pro rata, and (ii) with respect to each Distribution Date on which a Sequential Trigger Event I is in effect, sequentially, to the Class A-2 and Class A-3 Certificates; and

               (d)(i) with respect to each Distribution Date on which a Sequential Trigger Event II is not in effect, concurrently, to the Class A-4 and Class A-5 Certificates, pro rata, and (ii) with respect to each Distribution Date on which a Sequential Trigger Event II is in effect, sequentially, to the Class A-4 and Class A-5 Certificates; and

            second, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in
      Section 4.02(b).

            (iii) prior to the Subordination Depletion Date and (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect:

            first, up to an amount equal to the Senior Principal Distribution Amount, sequentially, as follows:

                  (i) concurrently, to the Class R-1 and Class R-2 Certificates, pro rata;

                  (ii) to the Class A-1 Certificates;

                  (iii) concurrently, to the Class A-2 and Class A-3
            Certificates, pro rata;

                  (iv) concurrently, to the Class A-4 and Class A-5
            Certificates, pro rata;

            second, to the Class M-1 Certificates, up to the Class M-1 Principal Distribution Amount;

            third, to the Class M-2 Certificates, up to the Class M-2 Principal Distribution Amount;

            fourth, to the Class M-3 Certificates, up to the Class M-3 Principal Distribution Amount;

            fifth, to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount;

            sixth, to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount;

            seventh, to the Class B-1 Certificates, up to the Class B-1 Principal Distribution Amount;

            eighth, to the Class B-2 Certificates, up to the Class B-2 Principal Distribution Amount;

            ninth, to the Class B-3 Certificates, up to the Class B-3 Principal Distribution Amount; and

            tenth, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in
      Section 4.02(b).

            (iv) on or after the Subordination Depletion Date and (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect:

            first, concurrently, to the Class R-1, Class R-2, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, pro rata; and

            second, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in 4.02(b).

            (b) On each Distribution Date, any Monthly Excess Cashflow Amount remaining after distributions made pursuant to Section 4.02(f) on such Distribution Date shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

            (i) to the Class A Certificates, pro rata, any remaining unpaid Accrued Certificate Interest for such Classes for such Distribution Date;

            (ii) to the Class A Certificates, pro rata, any remaining Interest Carry Forward Amount for such Classes for such Distribution Date;

            (iii) to the Class M-1 Certificates, any remaining unpaid Accrued Certificate Interest for such Class for such Distribution Date;

            (iv) to the Class M-1 Certificates, any remaining Interest Carry Forward Amount for such Class for such Distribution Date;

            (v) to the Class M-2 Certificates, any remaining unpaid Accrued Certificate Interest for such Class for such Distribution Date;

            (vi) to the Class M-2 Certificates, any remaining Interest Carry Forward Amount for such Class for such Distribution Date;

            (vii) to the Class M-3 Certificates, any remaining unpaid Accrued Certificate Interest for such Class for such Distribution Date;

            (viii) to the Class M-3 Certificates, any remaining Interest Carry Forward Amount for such Class for such Distribution Date;

            (ix) to the Class M-4 Certificates, any remaining unpaid Accrued Certificate Interest for such Class for such Distribution Date;

            (x) to the Class M-4 Certificates, any remaining Interest Carry Forward Amount for such Class for such Distribution Date;

            (xi) to the Class M-5 Certificates, any remaining unpaid Accrued Certificate Interest for such Class for such Distribution Date;

            (xii) to the Class M-5 Certificates, any remaining Interest Carry Forward Amount for such Class for such Distribution Date;

            (xiii) to the Class B-1 Certificates, any remaining unpaid Accrued Certificate Interest for such Class for such Distribution Date;

            (xiv) to the Class B-1 Certificates, any remaining Interest Carry Forward Amount for such Class for such Distribution Date;

            (xv) to the Class B-2 Certificates, any remaining unpaid Accrued Certificate Interest for such Class for such Distribution Date;

            (xvi) to the Class B-2 Certificates, any remaining Interest Carry Forward Amount for such Class for such Distribution Date;

            (xvii) to the Class B-3 Certificates, any remaining unpaid Accrued Certificate Interest for such Class for such Distribution Date;

            (xviii) to the Class B-3 Certificates, any remaining Interest Carry Forward Amount for such Class for such Distribution Date;

            (xix) sequentially, as follows:

              (a) concurrently, to the Class A Certificates, pro rata (based on the outstanding Principal Balance of each such Class) any Cap Carryover Amount for such Class;

              (b) concurrently, to the Class A Certificates, pro rata (based on the remaining unpaid Cap Carryover Amount for each such Class after distributions pursuant to clause (xix)(a) above) any remaining unpaid Cap Carryover Amount for such Class, after giving effect to any distributions pursuant to clause (xix)(a) above; and

              (c) sequentially, to the Class M-1, Class M-2, Class M-3, Class
            M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates, any Cap Carryover Amount for such Class; and

            (xx) to the Class CE Certificates, up to the Class CE Distributable Amount for such Distribution Date.

            On each Distribution Date, there shall be distributed to the Holder of the Class R-1 Certificate any remaining amount in the Certificate Account on such date after the application pursuant to Sections 4.01, 4.02(a) and 4.02(b)(i)-(xx).

            (c) On each Distribution Date, the Paying Agent shall withdraw any amounts then on deposit in the Payment Account that represent Prepayment Penalties collected by a Servicer of any of the Mortgage Loans, any Originator Prepayment Penalty Payment Amounts or Servicer Prepayment Penalty Payment Amounts and shall distribute such amounts to the Holders of the Class P Certificates. Such amounts shall be treated as having been distributed to the Holders of the Class P Certificates from the Grantor Trust.

            (d) Any amounts distributed to the Certificates (other than the Class CE, Class P and Residual Certificates) in respect of interest pursuant to
Section 4.02(b)(xix) that constitute Cap Carryover Amounts shall be deemed distributed first by REMIC 2 as a distribution to the Class CE Certificates and then, a distribution to the Certificates (other than the Class CE, Class P and Residual Certificates) from the Grantor Trust, in either case, as payments on notional principal contracts in the nature of cap contracts. Any remaining amount with respect to the Class CE Certificates or any remaining Yield Maintenance Agreement Payments shall be treated as having been distributed to the Holders of the Class CE Certificates from the Grantor Trust.

            (e) On each Distribution Date, Unpaid Realized Loss Amounts on the Class M and Class B Certificates will be reduced by the amount of any Subsequent Recoveries received during the Applicable Unscheduled Principal Receipt Period in the following order of priority on such Distribution Date: Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates.

            (f) On each Distribution Date, prior to any distributions of the Monthly Excess Cashflow Amount pursuant to Section 4.02(b), any Monthly Excess Interest Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date: (i) concurrently, up to each Class' Interest Percentage of the Current Interest Shortfall for such Distribution Date, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, and (ii) sequentially, up to each Class' Interest Percentage of the Current Interest Shortfall for such Distribution Date, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates.

            (g) The Paying Agent shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.02(g) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement.

            Section 4.03 Allocation of Losses.

            Realized Losses shall be allocated, through the priority of distributions in Section 4.02, first against the Monthly Excess Interest Amount and then against the Overcollateralization Amount until such amount has been reduced to zero. If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date the aggregate Principal Balance of the Certificates (other than the Class CE and Class P Certificates) exceeds the Pool Balance as of the end of the related Collection Period, the resulting Applied Realized Loss Amount will be allocated against the Class B-3, Class B-2, Class B-1, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order and until the respective Principal Balances thereof are reduced to zero.

            Section 4.04 Method of Distribution

            The Paying Agent, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, shall make distributions in respect of a Distribution Date to each Certificateholder of record on the preceding Record Date (other than as provided in Section 10.01 respecting the final distribution to Certificateholders), in the case of Certificateholders of the Certificates, by check mailed to the address of the person entitled thereto as it appears on the Certificate Register; provided however, that with respect to any Holder of a Class A, Class M or Class B Certificate evidencing at least a $100,000 initial Principal Balance or the Holder of a Class CE, Class P or Residual Certificate, the Paying Agent shall make distributions in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, provided that the Paying Agent is furnished with appropriate wiring instructions not less than seven Business Days prior to the Distribution Date.

            Section 4.05 Paying Agent.

            (a) The Paying Agent shall establish and maintain a Payment Account, which shall be an Eligible Account and which may be a sub-account of the Certificate Account for so long as the Master Servicer and the Paying Agent are the same entity, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03, (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, an amount equal to the sum of the Interest Remittance Amount and the Principal Distribution Amount for such Distribution Date and (iii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, an amount equal to the sum of any Prepayment Penalties, Originator Prepayment Penalty Payment Amounts and Servicer Prepayment Penalty Payment Amounts for such Distribution Date. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the institution that maintains such account, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to
Section 10.01.

            (b) Wells Fargo Bank, N.A. is hereby appointed as initial Paying Agent to make distributions to Certificateholders and to make available to Certificateholders the Distribution Date Statements and the annual statements required by Section 4.06. The Master Servicer may, at any time, remove or replace the Paying Agent. The Master Servicer shall pay, from its own funds, the reasonable compensation of any Paying Agent other than Wells Fargo Bank, N.A.

            The Master Servicer shall cause any Paying Agent that is not Wells Fargo Bank, N.A. to execute and deliver to the Master Servicer an instrument in which such Paying Agent agrees with the Master Servicer and the Trustee that such Paying Agent shall:

            (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

            (ii) give the Trustee and the Master Servicer notice of any default by the Master Servicer in remitting any required amount; and

            (iii) at any time during the continuance of any such default, upon the written request of the Master Servicer, forthwith pay to the Master Servicer all amounts held in trust by such Paying Agent.

            Section 4.06 Statements to Certificateholders; Reports to the Trustee and the Seller.

            (a) On each Distribution Date, the Master Servicer shall prepare and make available in accordance with subsection (b) of this Section 4.06 to each Holder of a Certificate, the Trustee, the Paying Agent and the Seller a statement (the "Distribution Date Statement") setting forth:

            (i) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal, separately identified and the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates from Prepayment Penalties, Originator Prepayment Penalty Payment Amounts and Servicer Prepayment Penalty Payment Amounts;

            (ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest or Class CE Distributable Amount, separately identified;

            (iii) the Overcollateralization Amount, the Overcollateralization Release Amount, the Overcollateralization Deficiency and the Targeted Overcollateralization Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

            (iv) the aggregate amount of the Servicing Fee received by each Servicer with respect to the related Distribution Date;

            (v) the aggregate amount of Periodic Advances for the related Collection Period, cumulative unreimbursed Periodic Advances and cumulative Nonrecoverable Advances;

            (vi) the Pool Balance, at the close of business at the end of the related Collection Period;

            (vii) the number, weighted average remaining term to maturity and weighted average Mortgage Interest Rate of the Mortgage Loans as of the related Due Date;

            (viii) the number and aggregate unpaid principal balance of Mortgage Loans (a) 30 to 59 days past due on a contractual basis, (b) 60 to 89 days past due on a contractual basis, (c) 90 or more days past due on a contractual basis, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (ix) with respect to any Mortgage Loan that became an REO Mortgage Loan during the preceding calendar month, the loan number of such REO Mortgage Loan, the unpaid principal balance of the REO Mortgage Loan as of the close of business on the last Business Day of such calendar month and the principal balance of such REO Mortgage Loan as of the date it became an REO Mortgage Loan;

            (x) the book value of any REO Mortgage Loan as of the close of business on the last Business Day of the calendar month preceding the Distribution Date, and, cumulatively, the total number and cumulative principal balance of all REO Mortgage Loans as of the close of business of the last day of the preceding Collection Period;

            (xi) the aggregate amount of Principal Prepayments made during the Applicable Unscheduled Principal Receipt Period;

            (xii) the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses;

            (xiii) the Principal Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses or Applied Realized Loss Amounts, as applicable, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses or Applied Realized Loss Amounts;

            (xiv) the Accrued Certificate Interest in respect of each Class of Certificates for such Distribution Date and any related Cap Carryover Amounts, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

            (xv) the aggregate amount of any Prepayment Interest Shortfalls, any Compensating Interest and any Curtailment Interest Shortfall for such Distribution Date;

            (xvi) the Interest Percentage for each Class of Certificates, the amount of any Current Interest Shortfall and the amount of the distribution made to each Class of Certificates pursuant to Section 4.02(f) for such Distribution Date;

            (xvii) the Cap Carryover Amounts distributed on such Distribution Date, the amounts remaining after giving effect to distributions thereof on such Distribution Date and the amount of all Cap Carryover Amounts covered by withdrawals from the applicable Reserve Account on such Distribution Date;

            (xviii) any Overcollateralization Deficiency after giving effect to the distribution of principal on such Distribution Date;

            (xix) whether a Trigger Event, a Sequential Trigger Event I or a Sequential Trigger Event II has occurred and is continuing, and the cumulative Realized Losses, as a percentage of the Cut-Off Date Aggregate Principal Balance;

            (xx) the Available Funds;

            (xxi) the Pass-Through Rate for each Class of Certificates for such Distribution Date;

            (xxii) the information contained in the Liquidation Report for such Distribution Date;

            (xxiii) the aggregate Principal Balance of Mortgage Loans purchased by the Seller during the Applicable Unscheduled Principal Receipt Period and indicating the section of this Agreement requiring or allowing the purchase of each such Mortgage Loan;

            (xxiv) the Mortgage Loan identifying number of each Mortgage Loan with a Prepayment Penalty that was the subject of a Prepayment in Full during the related Collection Period, the Prepayment Penalty listed on each related Mortgage Note and the Prepayment Penalty collected, and the Servicer Prepayment Penalty Payment Amount and the Originator Prepayment Penalty Payment Amount paid with respect to each such Mortgage Loan;

            (xxv) the amount of any Yield Maintenance Agreement Payments for such Distribution Date; and

            (xxvi) the amount of Subsequent Recoveries received during the Applicable Unscheduled Principal Receipt Period.

            In the case of information furnished pursuant to subclauses (i),
(ii) and (xiii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Closing Date.

            Within a reasonable period of time after the end of each calendar year, the Paying Agent shall, upon request, furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i),
(ii), (xiv) and (xvii) above in the case of a Class A, Class M or Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

            Prior to the close of business on the second Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Trustee on written request) setting forth the Interest Remittance Amount and the Principal Distribution Amount, as applicable, with respect to each Class of Class A, Class M and Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the Distribution Date Statements and the annual statements required pursuant to this Section 4.06(a), the Paying Agent shall make available upon request to each Holder and each proposed transferee of a Private Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A, which information shall be provided on a timely basis to the Paying Agent by the Master Servicer.

            (b) The Master Servicer's responsibility for disbursing the information set forth in subsection (a) of this Section 4.06 to each Holder of a Certificate, the Seller and other interested parties is limited to the availability, timeliness and the accuracy of the information provided by each Servicer. The Master Servicer will make a copy of each Distribution Date Statement provided pursuant to this Section 4.06 (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and other interested parties, and other parties to this Agreement via the Master Servicer's internet website located at "www.ctslink.com." Assistance in using the internet website can be obtained by calling the Master Servicer's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution method are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Master Servicer shall have the right to change the way the Distribution Date Statement is distributed in order to make such distribution more convenient and/or more accessible and the Master Servicer shall provide timely and adequate notification to the Certificateholders and the parties to this Agreement regarding any such changes.

            The Master Servicer shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the Distribution Date Statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

            As a condition to access the Master Servicer's internet website, the Master Servicer may require registration and the acceptance of a disclaimer. The Master Servicer will not be liable for the dissemination of information in accordance with this Agreement.

            Section 4.07 Reports to Mortgagors and the Internal Revenue Service.

            The Master Servicer shall, in each year beginning after the date of this Agreement, cause the applicable Servicers to make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code
Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the date of this Agreement, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

            Section 4.08 Calculation of Amounts; Binding Effect of Interpretations and Actions of Master Servicer.

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates, the allocation of losses to the Certificates or otherwise, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

            Section 4.09 REMIC Distributions.

            (a) On each Distribution Date, the Paying Agent shall cause in the following order of priority, the following amounts to be distributed by REMIC 1 to REMIC 2 on account of the REMIC 1 Regular Interests or withdrawn from the Certificate Account and distributed to the Holders of the Class R-1 Certificate (in respect of the Class R-1 Interest), as the case may be:

            (i) to Holders of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2, REMIC 1 Regular Interest LT1B3 and REMIC 1 Regular Interest LT1ZZ, pro rata, in an amount equal to (a) the Uncertificated Accrued Interest for such Distribution Date, plus (b) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC 1 Regular Interest LT1ZZ shall be reduced and deferred when the REMIC 1 Overcollateralized Amount is less than the REMIC 1 Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum LT1ZZ Uncertificated Accrued Interest Deferral Amount and such amount will be payable to the Holders of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2 and REMIC 1 Regular Interest LT1B3 in the same proportion as the Overcollateralization Deficiency is allocated to the Corresponding Certificates;

            (ii) to Holders of REMIC 1 Regular Interest LT1XX, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

            (iii) to the Holders of REMIC 1 Regular Interests, in an amount equal to the remainder of the REMIC 1 Marker Allocation Percentage of Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

      (1) to REMIC 1 Regular Interest LT1AA, 98.00% of such remainder, until the Uncertificated Principal Balance of such Uncertificated REMIC 1 Regular Interest is reduced to zero;

      (2) to REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2 and REMIC 1 Regular Interest LT1B3, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Principal Balances of such REMIC 1 Regular Interests are reduced to zero; then

      (3) to REMIC 1 Regular Interest LT1ZZ, 1.00% of such remainder, until the Uncertificated Principal Balance of such REMIC 1 Regular Interest is reduced to zero;

            provided, however, that (i) 98.00% and (ii) 2.00% of any principal payments that are attributable to an Aggregate Overcollateralization Release Amount shall be allocated to (i) REMIC 1 Regular Interest LT1AA and (ii) REMIC 1 Regular Interest LT1ZZ, respectively; and

            (iv) to the Holders of REMIC 1 Regular Interest LT1XX, in an amount equal to the REMIC 1 Sub WAC Allocation Percentage of Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above.

            (b) The Paying Agent shall cause the following allocation of losses:

            (i) The REMIC 1 Marker Allocation Percentage of the aggregate amount of any Prepayment Interest Shortfalls and the REMIC 1 Marker Allocation Percentage of the aggregate amount of any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC 1 Regular Interest LT1AA and REMIC 1 Regular Interest LT1ZZ up to an aggregate amount equal to the REMIC 1 Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1A3, REMIC 1 Regular Interest LT1A4, REMIC 1 Regular Interest LT1A5, REMIC 1 Regular Interest LT1AUR, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1B1, REMIC 1 Regular Interest LT1B2, REMIC 1 Regular Interest LT1B3 and REMIC 1 Regular Interest LT1ZZ pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rate on the respective Uncertificated Principal Balance of each such REMIC 1 Regular Interest;

            (ii) The REMIC 1 Sub WAC Allocation Percentage of the aggregate amount of any Prepayment Interest Shortfalls and the REMIC 1 Sub WAC Allocation Percentage of the aggregate amount of any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated to Uncertificated Accrued Interest payable to REMIC 1 Regular Interest LT1XX, based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rate on the Uncertificated Principal Balance of such REMIC 1 Regular Interest;

            (iii) The REMIC 1 Marker Allocation Percentage of all Realized Losses on the Mortgage Loans shall be allocated by the Paying Agent on each Distribution Date to the following REMIC 1 Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to REMIC 1 Regular Interest LT1AA and REMIC 1 Regular Interest LT1ZZ up to an aggregate amount equal to the REMIC 1 Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA and REMIC 1 Regular Interest LT1ZZ up to an aggregate amount equal to the REMIC 1 Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1B3 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1B3 has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1B2 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1B2 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1B1 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1B1 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M5 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M5 has been reduced to zero; seventh, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M4 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M4 has been reduced to zero; eighth to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M3 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M3 has been reduced to zero; ninth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M2 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M2 has been reduced to zero; and tenth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M1 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M1 has been reduced to zero; and

            (iv) The REMIC 1 Sub WAC Allocation Percentage of all Realized Losses shall be allocated to REMIC 1 Regular Interest LT1XX.

            (c) With respect to REMIC 1, any increase in principal balance due to a Subsequent Recovery shall be allocated as follows: 50% to REMIC 1 Regular Interest LT1XX; 49% to REMIC 1 Regular Interest LT1AA; 0.5% to REMIC 1 Regular Interest LT1ZZ; and 0.5% to each REMIC 1 Regular Interest that is a Corresponding Class to any REMIC 2 Regular Interest that was increased as a result of such Subsequent Recovery (provided, that if more than one REMIC 2 Regular Interest is so increased, such amount shall be allocated to the REMIC 1 Regular Interests that are Corresponding Classes in the same proportion as the increase is allocated to the applicable REMIC 2 Regular Interests).

            (d) Notwithstanding anything to the contrary contained herein, the above distributions in this Section 4.09 (other than on the Certificates) are deemed distributions, and distributions of funds from the Payment Account shall be made only in accordance with Sections 4.01 and 4.02 hereof.

                                   ARTICLE V

                                THE CERTIFICATES

            Section 5.01 The Certificates.

            (a) Each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1, Class B-2, Class B-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class CE, Class P, Class R-1 and Class R-2 Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed by the Master Servicer and authenticated and delivered by the Certificate Registrar to or upon the receipt of a Written Order to Authenticate from the Seller concurrently with the sale and assignment to the Trustee of the Trust Estate. Each Class of the Class A, Class M and Class B Certificates (other than the Class B-3 Certificates) shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $100,000 and integral multiples of $1 in excess thereof. The Class B-3 Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $250,000 and integral multiples of $1 in excess thereof. The Class CE and Class P Certificates are issuable only in minimum Percentage Interests of 10%. Each Residual Certificate is issuable only as a single certificate. On original issue the Certificates shall be executed and delivered by the Master Servicer to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01(a). The aggregate principal portion (or notional amount) evidenced by the Class A, Class M, Class B, Class CE, Class P and Residual Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Master Servicer by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Master Servicer shall bind the Master Servicer notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Master Servicer, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller or to, and deposited with the Certificate Custodian, on behalf of The Depository Trust Company, if directed to do so pursuant instructions from The Depository Trust Company. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

            (i) the provisions of this Section 5.01(b) shall be in full force and effect;

            (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

            (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

            (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

            (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the Distribution Date Statements shall be available to Beneficial Owners upon written request to the Master Servicer at its Corporate Trust Office.

            Section 5.02 Registration of Certificates.

            (a) The Master Servicer shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Master Servicer shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Master Servicer shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Master Servicer shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Master Servicer shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Master Servicer) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Master Servicer or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Master Servicer or the Authenticating Agent in accordance with their standard procedures.

            (b) Except with respect to a transfer of the Private Certificates between or among the Seller, its affiliates or both, no transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) solely in the case of the Class CE and Class P Certificates, unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Certificate Registrar, in substantially the form attached hereto as Exhibit J-2) under the 1933 Act, the Certificate Registrar and the Seller shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Seller that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Certificate Registrar or the Seller or (ii) the Certificate Registrar shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as (a) Exhibit J-3 for any transfer of a Class CE or Class P Certificate and (b) Exhibit J-4 for any transfer of a Class B-3 Certificate) and the transferee to execute an investment letter in substantially in the form attached hereto as Exhibit J-1 or J-2 (in the case of the Class P or Class CE Certificates) or in the form attached hereto as Exhibit J-2 (in the case of the Class B-3 Certificates) acceptable to and in form and substance reasonably satisfactory to the Seller and the Certificate Registrar certifying to the Seller and the Certificate Registrar the facts surrounding such transfer, which investment letter shall not be an expense of the Certificate Registrar or the Seller. The transferor of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. For purposes of this
Section 5.02(b) the representations required in any transferor certificate (in substantially the form attached hereto as Exhibit J-4 for any transfer of a Class B-3 Certificate) and any investment letter (substantially in the form of Exhibit J-2 hereto) shall be deemed to have been made in connection with the transfer of any Private Certificate that is a Book-Entry Certificate.

            No transfer of an ERISA Restricted Certificate shall be made unless the Certificate Registrar, the Master Servicer and the Seller shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar, the Master Servicer and the Seller, (such requirement is satisfied only by the Certificate Registrar's receipt of a representation letter from the transferee substantially in the form of Exhibit J-5 hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to any federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or of the Code (collectively, a "Plan"), nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer other than (except in the case of the Class CE, Class P or Residual Certificates) an insurance company that represents (or is deemed to represent) that (A) the source of funds used to purchase the ERISA Restricted Certificates is an "insurance company general account" (as such term is defined in Section V(e) of PTE 95-60, 60 Fed. Reg. 35925 (July 12, 1995)), (B) that there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and
(C) all Plans that have an interest in such general account are Plans to which PTE 95-60 applies, or (ii) (except in the case of the Class CE, Class P or Residual Certificates) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Certificate Registrar, the Master Servicer and the Seller, to the effect that the purchase or holding of such ERISA Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA Section 4975 of the Code or Similar Law and will not subject the Seller, the Trustee, the Master Servicer or the Certificate Registrar to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Beneficial Owner of the beneficial interest in any such Class of ERISA Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation acceptable in form and substance to the Seller. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA, Section 4975 of the Code or Similar Law without the delivery to the Certificate Registrar and the Seller of an Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

            (c) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder").

            (d) Each Person who has or who acquires any interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Seller or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any interest in a Class R-1 or Class R-2 Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any interest in a Class R-1 or Class R-2 Certificate shall be a Permitted Transferee and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an interest in a Class R-1 or Class R-2 Certificate unless such interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any interest in a Class R-1 or Class R-2 Certificate, the Certificate Registrar shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

            A. an affidavit in the form of Exhibit H hereto from the proposed transferee to the effect that, among other things, such transferee is a Permitted Transferee and that it is not acquiring its interest in a Class R-1 or Class R-2 Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee;

            B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to a Class R-1 or Class R-2 Certificate; and

            C. except in connection with the initial transfer of a Class R-1 or Class R-2 Certificate, a transferor letter in the form of Exhibit I hereto from the transferor.

            (iv) Any attempted or purported transfer of any interest in a Residual Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become the Holder of a Class R-1 or Class R-2 Certificate, then the prior Holder of such Class R-1 or Class R-2 Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R-1 or Class R-2 Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R-1 or Class R-2 Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of a Class R-1 or Class R-2 Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R-1 or Class R-2 Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Certificate Registrar received the documents specified in clause (iii). The Master Servicer shall be entitled to recover from any Holder of a Class R-1 or Class R-2 Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R-1 or Class R-2 Certificate. Any such distributions so recovered by the Master Servicer shall be distributed and delivered by the Master Servicer to the prior Holder of such Class R-1 or Class R-2 Certificate that is a Permitted Transferee.

            (v) If any Person other than a Disqualified Organization or an ERISA Prohibited Holder acquires any interest in a Class R-1 or Class R-2 Certificate in violation of the restrictions in this Section, then the Certificate Registrar shall have the right but not the obligation, without notice to the Holder of a Class R-1 or Class R-2 Certificate or any other Person having an interest therein, to notify the Seller to arrange for the sale of a Class R-1 or Class R-2 Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Seller or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Master Servicer to the previous Holder of a Class R-1 or Class R-2 Certificate that is a Permitted Transferee, except that in the event that the Master Servicer determines that the Holder of a Class R-1 or Class R-2 Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Master Servicer may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Master Servicer and it shall not be liable to any Person having an interest in a Class R-1 or Class R-2 Certificate as a result of its exercise of such discretion.

            (vi) If any Person other than a Permitted Transferee acquires any interest in a Class R-1 or Class R-2 Certificate in violation of the restrictions in this Section, then the Master Servicer will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to Disqualified Organizations. The Master Servicer shall be entitled to reasonable compensation for providing such information from the Person to whom it is provided.

The affidavit described in clause (iii)A above, if not executed in connection with the initial issuance of a Residual Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is an ERISA Prohibited Holder or a person other than a Permitted Transferee and no reason to know that the statements made by the transferee in representation 7 of Exhibit H hereto are untrue.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Certificate Registrar, in form and substance satisfactory to the Certificate Registrar, (i) written notification from each Rating Agency that the removal of the restrictions on transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC hereunder to fail to qualify as a REMIC.

            Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

            If (i) any mutilated Certificate is surrendered to the Master Servicer or the Authenticating Agent, or the Master Servicer or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Master Servicer or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Master Servicer or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Master Servicer shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Master Servicer or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Master Servicer or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            Section 5.04 Persons Deemed Owners.

            Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 4.01 and 4.02, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

            Section 5.05 Access to List of Certificateholders' Names and Addresses.

            (a) If the Master Servicer is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Master Servicer, within 15 days after receipt by the Certificate Registrar of a request by the Master Servicer in writing, a list, in such form as the Master Servicer may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Master Servicer, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Master Servicer shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Master Servicer. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Master Servicer is not the Certificate Registrar, the Master Servicer shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            Section 5.06 Maintenance of Office or Agency.

            The Master Servicer will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Master Servicer initially designates the Corporate Trust Office of the Master Servicer and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

            Section 5.07 Definitive Certificates.

            If (A) the Clearing Agency advises the Master Servicer in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Seller is unable to locate a qualified successor, the Master Servicer shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Master Servicer by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Seller, the Master Servicer shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Seller shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Except with the consent of the Seller, the Master Servicer shall not execute and authenticate Definitive Certificates in exchange for Book-Entry Certificates except as set forth above. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            Section 5.08 Notices to Clearing Agency.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Master Servicer shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

         Section 6.01 Liability of the Seller and the Master Servicer.

            The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

            Section 6.02 Merger or Consolidation of the Seller or the Master Servicer.

            Subject to the following paragraph (a) the Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement and (b) the Master Servicer will keep in full effect its power and authority as a national banking association under the laws of the jurisdiction of its organization, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall have a net worth of not less than $15,000,000 and be qualified to service mortgage loans for Fannie Mae or Freddie Mac.

            Section 6.03 Limitation on Liability of the Seller, the Master Servicer and Others.

            Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with the performance of their duties and obligations, the exercise of their rights or any legal action (including but not limited to, costs and expenses of litigation, and of investigation, attorney's fees, damages, judgments and amounts paid in settlement) under this Agreement, the Certificates or the Mortgage Loans, including without limitation, any legal action against the Trustee in its capacity as Trustee hereunder, other than any loss, liability or expense (including without limitation, expenses payable by the Master Servicer under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class B Certificates and Class M Certificates in the same manner as Realized Losses are allocated pursuant to
Section 4.03.

            Section 6.04 Resignation of the Master Servicer.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor master servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates, (b) upon determination that its duties hereunder are no longer permissible under applicable law, or (c) pursuant to Section 6.06. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

            Section 6.05 Compensation to the Master Servicer.

            As compensation for services rendered by the Master Servicer under this Agreement, the Master Servicer shall be entitled to any investment income on funds on deposit in the Certificate Account invested in accordance with
Section 3.01(c), any investment income on funds on deposit in the Payment Account invested in accordance with Section 4.05(a) (collectively, the "Master Servicing Compensation") and any Liquidation Profits to which a Servicer is not entitled under its Servicing Agreement. The Master Servicer shall also be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement.

            Section 6.06 Assignment or Delegation of Duties by Master Servicer.

            The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            Section 6.07 Indemnification of Trustee and Seller by Master
Servicer.

            The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

            Section 7.01 Events of Default.

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

            (i) any failure by the Master Servicer to remit any funds to the Paying Agent as required by Section 4.05 continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days;

            (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property;

            (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

            (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

            (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both Fannie Mae and Freddie Mac, which ineligibility continues unremedied for a period of 90 days;

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the Master Servicing Compensation due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

            Section 7.02 Other Remedies of Trustee.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 7.03 Directions by Certificateholders and Duties of Trustee During Event of Default.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            Section 7.04 Action upon Certain Failures of the Master Servicer and upon Event of Default.

            In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

            Section 7.05 Trustee to Act; Appointment of Successor.

            When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee receives the resignation of the Master Servicer accompanied by an Opinion of Counsel required pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's master servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor master servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to Master Servicing Compensation or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the master servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

            Section 7.06 Notification to Certificateholders.

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

            Section 7.07 Authenticating Agent.

            The Master Servicer may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Master Servicer in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Master Servicer or the Master Servicer's countersignature, such reference shall be deemed to include authentication on behalf of the Master Servicer by the Authenticating Agent and a certificate of authentication executed on behalf of the Master Servicer by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Trustee and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Trustee, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Master Servicer or the Authenticating Agent.

            The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Master Servicer may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Trustee. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.07, the Master Servicer promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Trustee, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 7.07.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Master Servicer. Any reasonable compensation paid to the Authenticating Agent shall be payable by the Master Servicer.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01      Duties of Trustee.

            The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

            (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

            None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 8.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 8.01:

            (i) The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee may prescribe;

            (ii) The Trustee may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) Subject to Section 7.04, the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer; and

            (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 8.03 Trustee Not Required to Make Investigation.

            Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee shall be repaid by the Master Servicer upon demand.

            Section 8.04 Trustee Not Liable for Certificates or Mortgage Loans.

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

            Section 8.05 Trustee May Own Certificates.

            The Trustee, and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

            Section 8.06 The Master Servicer to Pay Fees and Expenses.

            The Master Servicer covenants and agrees to pay to the Trustee from time to time, from its own funds, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. In addition, except as otherwise agreed upon in writing by the Master Servicer and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations
Section 1.860G-1(b)(3)(ii) and (iii). Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee hereunder or for any other expenses.

            Section 8.07 Eligibility Requirements.

            The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

            Section 8.08 Resignation and Removal.

            The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            Section 8.09 Successor.

            Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all documents and statements held by it hereunder, and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07.

            Upon acceptance of appointment by a successor as provided in this Section, the successor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

            Section 8.10 Merger or Consolidation.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either REMIC to federal, state or local tax or cause either REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

            Section 8.11 [Reserved]

            Section 8.12 Separate Trustees and Co-Trustees.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

            (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

            (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The Master Servicer shall pay the reasonable compensation of the co-trustees. Expenses will be reimbursable to the co-trustees to the extent, and in accordance with the standards, specified in Section 8.06 hereof.

            Section 8.13 Tax Matters; Compliance with REMIC Provisions.

            (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any other action that would (i) affect the determination of the Trust Estate's status as two separate REMICs; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trustee, the Trustee, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each REMIC using a calendar year as the taxable year for each REMIC and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, an election satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat the Trust Estate as two separate REMICs; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to each REMIC, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to Disqualified Organizations; (v) file Form 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to each REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans), other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either REMIC within the meaning of Code
Section 860D(a)(2) other than the interests represented by the Class A, Class M, Class B and Class CE Certificates; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code
Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow either REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by either REMIC; and (x) pay (on behalf of each REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to either REMIC after the Startup Day, imposed on each REMIC, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause
(x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

            In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of each REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of each REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee, respectively, to perform its obligations under this
Section 8.13.

            The Holders of the Residual Certificates are hereby designated as the "tax matters person" for the applicable REMIC within the meaning of Treasury Regulations Section 1.860F 4(d). The "tax matters person" shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. By its acceptance of a Residual Certificate, such Holder irrevocably appoints the Master Servicer (and the Master Servicer hereby agrees to act) as agent to perform all of the duties of the "tax matters person."

            Section 8.14 Monthly Advances.

            In the event that Wells Fargo Bank in its capacity as Servicer fails to make a Periodic Advance required to be made pursuant to the Wells Fargo Bank Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Wells Fargo Bank, the Trustee shall be entitled, pursuant to Section 3.02(a)(i),
(ii) or (iv) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                          GRANTOR TRUST ADMINISTRATION

            Section 9.01 Grantor Trust Administration.

            The parties intend that the portions of the Trust Estate consisting of the Prepayment Penalties, Originator Prepayment Penalty Payment Amounts, Servicer Prepayment Penalty Payment Amounts and proceeds thereof in the Certificate Account, the right of the Class P Certificates to receive such Prepayment Penalties, Originator Prepayment Penalty Payment Amounts and Servicer Prepayment Penalty Payment Amounts, the right of the Certificates (other than the Class CE, Class P and Residual Certificates) to receive Cap Carryover Amounts, the Yield Maintenance Agreements, the Reserve Accounts and the beneficial interest of the Class CE Certificates with respect thereto subject to the obligation of the Class CE Certificates to pay Cap Carryover Amounts, shall be treated as a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Master Servicer shall furnish or cause to be furnished (i) to the Holders of the Class P Certificates, (ii) to the Holders of the Regular Certificates (other than the Class CE Certificates) and (iii) to the Holders of the Class CE Certificates and shall file or cause to be filed with the Internal Revenue Service together with Form 1041 or such other form as may be applicable, their allocable shares of income and expenses with respect to the property held by the Grantor Trust, at the time or times and in the manner required by the Code.

                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Seller or Liquidation of All Mortgage Loans.

            Subject to Section 10.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Master Servicer to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.07 and 8.13 hereof) shall terminate upon the last action required to be taken by the Master Servicer on the Final Distribution Date pursuant to this Article X following the earlier of (i) the purchase by the Majority Class CE Certificateholder, or if there is no Majority Class CE Certificateholder, the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price (the "Termination Price") equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate, (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan, plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate and (z) any Reimbursement Amount owed to the Trust pursuant to Section 2.03 and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Majority Class CE Certificateholder, or if there is no Majority Class CE Certificateholder, the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph is subject to
Section 10.02 and conditioned upon (A) the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being equal to or less than 10% of the Cut-Off Date Aggregate Principal Balance and (B) the sum of clauses
(i)(x) and (y) of the preceding paragraph being less than or equal to the aggregate fair market value of the Mortgage Loans (other than any REO Mortgage Loans) and the Mortgaged Properties related to the REO Mortgage Loans; provided, however, that this clause (B) shall not apply to any purchase by the Majority Class CE Certificateholder or the Seller if, at the time of the purchase, the Majority Class CE Certificateholder or the Seller is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the Office of Thrift Supervision. Fair market value for purposes of this paragraph and the preceding paragraph will be determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any termination is furnished to Certificateholders pursuant to the third paragraph of this Section 10.01. In the case of any purchase by the Majority Class CE Certificateholder or the Seller, as applicable, pursuant to said clause (i) of the preceding paragraph, the Majority Class CE Certificateholder or the Seller, as applicable, shall give the Trustee and Master Servicer notice of its intent to purchase the assets of the Trust by the fifth day of the month of the Final Distribution Date or such later date as shall be acceptable to the Trustee and Master Servicer. The Seller or Master Servicer shall in such case provide to the Trustee the confirmation of deposit of the Purchase Price required by Section 3.04 and the Trustee or the Custodian shall, promptly following payment of the Purchase Price and upon receipt from the Master Servicer of a Request for Release, release to the Seller the Owner Mortgage Loan Files and Retained Mortgage Loan Files, if applicable, pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Master Servicer for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying
(A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Master Servicer therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Master Servicer therein specified. If the Majority Class CE Certificateholder is exercising its right to purchase, the Majority Class CE Certificateholder shall remit to the Master Servicer for deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the Termination Price. If the Seller is exercising its right to purchase, the Seller shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the Termination Price. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Master Servicer shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) the amount required to be distributed to such Holders in accordance with the provisions of Sections 4.01 and 4.02 for such Distribution Date and (ii) as to the Class R-1 and R-2 Certificates, the amounts, if any, which remain on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (i) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Notwithstanding the foregoing, if the Termination Price, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i) and (ii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Section 4.03 hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Master Servicer shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders. The Master Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Master Servicer may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

            Section 10.02 Additional Termination Requirements.

            In the event of a termination of the Trust Estate upon the exercise by the Majority Class CE Certificateholder or the Seller, as applicable, of the purchase option as provided in Section 10.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs or the Grantor Trust to fail to qualify as a grantor trust at any time that any Certificates are outstanding:

            (i) The notice given by the Trustee under Section 10.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of each REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax return of each REMIC; and

            (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Majority Class CE Certificateholder or the Seller, as the case may be, for cash at the Termination Price specified in Section 10.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 10.01.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment.

            This Agreement or the Custodial Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or in the related Prospectus, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate or either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Seller for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates (other than the Class CE and Class P Certificates) nor give rise to a risk that either REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, any amendment pursuant to clause (iv) or (vi) shall not be deemed to adversely affect in any material respect the interest of Certificateholders and no Opinion of Counsel to that effect shall be required if the person requesting the amendment instead obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement or the Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either REMIC to tax or cause the Trust Estate to fail to qualify as two separate REMICs or the Grantor Trust to fail to qualify as a grantor trust at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law; Jurisdiction.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 11.05 Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Wells Fargo Asset Securities Corporation, 7430 New Technology Way, Frederick, Maryland 21703, Attention: Vice President, Structured Finance or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Client Manager- WFALT 2005-2 or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer and (iii) in the case of the Trustee, to its Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention:
Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice; provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Servicer or a Certificateholder.

            Section 11.06 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Special Notices to Rating Agencies.

            (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

            (i) any amendment to this Agreement pursuant to Section 11.01;

            (ii) any sale or transfer of the Subordinated Certificates pursuant to Section 5.02 to an affiliate of the Seller;

            (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

            (iv) any resignation of the Master Servicer pursuant to Section
      6.04;

            (v) the occurrence of any of the Events of Default described in
      Section 7.01;

            (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

            (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

            (viii) the making of a final payment pursuant to Section 10.01.

            (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

            (i) the resignation of the Custodian or the appointment of a successor Custodian pursuant to the Custodial Agreement;

            (ii) the resignation or removal of the Trustee pursuant to Section 8.08;

            (iii) the appointment of a successor trustee pursuant to Section 8.09; or

            (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (c) The Master Servicer shall deliver to each Rating Agency:

            (i) reports prepared pursuant to Section 3.05; and

            (ii) the Distribution Date Statements.

            Section 11.08 Covenant of Seller.

            The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            Section 11.09 Recharacterization.

            The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Trust Estate pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Trust Estate.

IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       WELLS FARGO ASSET SECURITIES CORPORATION
                                         as Seller

                                       By:
                                          --------------------------------------
                                          Name:  Bradley A. Davis
                                          Title:    Vice President

                                       WELLS FARGO BANK, N.A.
                                         as Master Servicer

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                         as Trustee

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

Attest:

By: ___________________________________
Name: _________________________________
Title: ________________________________

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )

            On this 28th day of October, 2005, before me, a notary public in and for the State of Maryland, personally appeared Bradley A. Davis, known to me who, being by me duly sworn, did depose and say that he resides at Cooksville, Maryland; that he is a Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        ss.:
COUNTY OF               )

            On this 28th day of October, 2005, before me, a notary public in and for the State of ____________, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that she resides in __________________; that she is a _____________ of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said association.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              ss.:
COUNTY OF                     )

            On this 28th day of October, 2005, before me, a notary public in and for the State of North Carolina, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides in _________________, North Carolina; that s/he is a ____________________ of
Wachovia Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said association.

------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              ss.:
COUNTY OF                     )

            On this 28th day of October, 2005, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that s/he resides in __________________, North Carolina; that s/he is a _____________________ of
Wachovia Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said association.



-------------------------
Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

                    Wells Fargo Asset Securities Corporation,
         Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2
                 Applicable Unscheduled Principal Receipt Period

                                    Full Unscheduled       Partial Unscheduled
Servicer                           Principal Receipts       Principal Receipts
Wells Fargo Bank (Exhibit F-1)         Prior Month             Prior Month

                                   EXHIBIT A-1

                       [FORM OF THE CLASS A-1 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS A-1

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                   WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class A-1                 Original Principal Balance of the Class
                                         A-1 Certificates as of the Closing
                                         Date: $193,191,000.00
Pass-Through Rate:  Floating

                                         Initial Principal Balance: $

Date of Pooling and Servicing:  October
28, 2005
                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
                                         Association
No.

CUSIP: 949920 AJ 1                       Closing Date:  October 28, 2005

      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class A-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class A-1 Certificates for each Distribution Date will be the lesser of (i) the Class A-1 Formula Rate and (ii) the Pool Cap. Interest will accrue on the Class A-1 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-1 Certificates.

            The Class A-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT A-2

                       [FORM OF THE CLASS A-2 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS A-2

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class A-2                 Original Principal Balance of the Class
                                         A-2 Certificates as of the Closing
                                         Date: $48,361,000.00
Pass-Through Rate:  Floating
                                         Initial Principal Balance: $
Date of Pooling and Servicing:  October
28, 2005
                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
No.                                      Association

CUSIP:  949920 AK 8                      Closing Date:  October 28, 2005

      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class A-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class A-2 Certificates for each Distribution Date will be the lesser of (i) the Class A-2 Formula Rate and (ii) the Pool Cap. Interest will accrue on the Class A-2 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-2 Certificates.

            The Class A-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT A-3

                       [FORM OF THE CLASS A-3 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS A-3

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class A-3                 Original Principal Balance of the Class
                                         A-3 Certificates as of the Closing
                                         Date: $5,374,000.00
Pass-Through Rate:  Floating
                                         Initial Principal Balance: $
Date of Pooling and Servicing:  October
28, 2005
                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
No.                                      Association

CUSIP:  949920 AL 6                      Closing Date:  October 28, 2005

      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class A-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-3 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-3 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class A-3 Certificates for each Distribution Date will be the lesser of (i) the Class A-3 Formula Rate and (ii) the Pool Cap. Interest will accrue on the Class A-3 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-3 Certificates.

            The Class A-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT A-4

                       [FORM OF THE CLASS A-4 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS A-4

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                   WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class A-4                 Original Principal Balance of the Class
                                         A-4 Certificates as of the Closing
                                         Date: $51,001,000.00
Pass-Through Rate:  Floating
                                         Initial Principal Balance: $
Date of Pooling and Servicing:  October
28, 2005
                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
No.                                      Association

CUSIP:  949920 AM 4                      Closing Date:  October 28, 2005

      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class A-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-4 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-4 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-4 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class A-4 Certificates for each Distribution Date will be the lesser of (i) the Class A-4 Formula Rate and (ii) the Pool Cap. Interest will accrue on the Class A-4 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-4 Certificates.

            The Class A-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                  EXHIBIT A-5

                      [FORM OF THE CLASS A-5 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS A-5

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class A-5                 Original Principal Balance of the Class
                                         A-5 Certificates as of the Closing
                                         Date: $5,667,000.00
Pass-Through Rate:  Floating
                                         Initial Principal Balance: $
Date of Pooling and Servicing:  October
28, 2005
                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
No.                                      Association

CUSIP:  949920 AN 2                      Closing Date:  October 28, 2005

      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class A-5 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-5 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-5 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-5 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class A-5 Certificates for each Distribution Date will be the lesser of (i) the Class A-5 Formula Rate and (ii) the Pool Cap. Interest will accrue on the Class A-5 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-5 Certificates.

            The Class A-5 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT B-1

                       [FORM OF THE CLASS M-1 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS M-1

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class M-1                 Original Principal Balance of the Class
                                         M-1 Certificates as of the Closing
                                         Date: $15,525,000.00
Pass-Through Rate:  Floating
                                         Initial Principal Balance: $
Date of Pooling and Servicing:  October
28, 2005
                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
No.                                      Association

CUSIP:  949920 AA 0                      Closing Date:  October 28, 2005

      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class M-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class M-1 Certificates for each Distribution Date will be the lesser of (i) the Class M-1 Formula Rate and (ii) the Pool Cap. Interest will accrue on the Class M-1 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-1 Certificates.

            The Class M-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Senior Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT B-2

                       [FORM OF THE CLASS M-2 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR AND CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS M-2

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class M-2                 Original Principal Balance of the Class
                                         M-2 Certificates as of the Closing
                                         Date: $8,624,000.00
Pass-Through Rate: Floating

                                         Initial Principal Balance: $
Date of Pooling and Servicing:  October
28, 2005

                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
No.                                      Association

CUSIP:  949920 AB 8                      Closing Date:  October 28, 2005

      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class M-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class M-2 Certificates for each Distribution Date will be the lesser of (i) the Class M-2 Formula Rate and (ii) the Pool Cap. Interest will accrue on the Class M-2 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-2 Certificates.

            The Class M-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Senior Certificates and Class M-1 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT B-3

                       [FORM OF THE CLASS M-3 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR, CLASS M-1 AND CLASS M-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS M-3

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                   WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class M-3                 Original Principal Balance of the Class
                                         M-3 Certificates as of the Closing
                                         Date: $3,105,000.00
Pass-Through Rate:  Floating
                                         Initial Principal Balance: $
Date of Pooling and Servicing:  October
28, 2005
                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
No.                                      Association

CUSIP:  949920 AC 6                      Closing Date:  October 28, 2005

      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class M-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-3 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-3 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-3 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class M-3 Certificates for each Distribution Date will be the lesser of (i) the Class M-3 Formula Rate and (ii) the Pool Cap. Interest will accrue on the Class M-3 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-3 Certificates.

            The Class M-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Senior, Class M-1 and Class M-2 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT B-4

                       [FORM OF THE CLASS M-4 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR, CLASS M-1, CLASS M-2 AND CLASS M-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                            SERIES 2005-2, CLASS M-4

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class M-4                 Original Principal Balance of the Class
                                         M-4 Certificates as of the Closing
                                         Date: $5,519,000.00
Pass-Through Rate:  Floating
                                         Initial Principal Balance: $
Date of Pooling and Servicing:  October
28, 2005
                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
No.                                      Association

CUSIP:  949920 AD 4                      Closing Date:  October 28, 2005


      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class M-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-4 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-4 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-4 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class M-4 Certificates for each Distribution Date will be the lesser of (i) the Class M-4 Formula Rate and (ii) the Pool Cap. Interest will accrue on the Class M-4 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-4 Certificates.

            The Class M-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Senior, Class M-1, Class M-2 and Class M-3 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT B-5

                       [FORM OF THE CLASS M-5 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR, CLASS M-1, CLASS M-2, CLASS M-3 AND CLASS M-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS M-5

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class M-5                 Original Principal Balance of the Class
                                         M-5 Certificates as of the Closing
                                         Date: $2,244,000.00
Pass-Through Rate:  Floating
                                         Initial Principal Balance: $
Date of Pooling and Servicing:  October
28, 2005
                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
No.                                      Association

CUSIP:  949920 AE 2                      Closing Date:  October 28, 2005


      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class M-5 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-5 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-5 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-5 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class M-5 Certificates for each Distribution Date will be the lesser of (i) the Class M-5 Formula Rate and (ii) the Pool Cap. Interest will accrue on the Class M-5 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-5 Certificates.

            The Class M-5 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Senior, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT C-1

                       [FORM OF THE CLASS B-1 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR AND CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS B-1

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                   WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class B-1                 Original Principal Balance of the Class
                                         B-1 Certificates as of the Closing
                                         Date: $1,724,000.00
Pass-Through Rate:  Floating

                                         Initial Principal Balance: $
Date of Pooling and Servicing:  October
28, 2005
                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
No.                                      Association

CUSIP:  949920 AF 9                      Closing Date:  October 28, 2005


      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class B-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-1 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-1 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-1 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class B-1 Certificates for each Distribution Date will be the lesser of (i) the Class B-1 Formula Rate and (ii) the Pool Cap. Interest will accrue on the Class B-1 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-1 Certificates.

            The Class B-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Senior and Class M Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT C-2

                       [FORM OF THE CLASS B-2 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR, CLASS M AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS B-2

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class B-2                 Original Principal Balance of the Class
                                         B-2 Certificates as of the Closing
                                         Date: $1,724,000.00

Pass-Through Rate:  Floating
                                         Initial Principal Balance: $
Date of Pooling and Servicing:  October
28, 2005
                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
No.                                      Association

CUSIP:  949920 AG 7                      Closing Date:  October 28, 2005


      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class B-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-2 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-2 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-2 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class B-2 Certificates for each Distribution Date will be the lesser of (i) the Class B-2 Formula Rate and (ii) the Pool Cap. Interest will accrue on the Class B-2 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-2 Certificates.

            The Class B-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Senior, Class M and Class B-1 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT C-3

                       [FORM OF THE CLASS B-3 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR, CLASS M, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

      THIS CLASS B-3 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THE INITIAL PURCHASER IN THIS CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW WILL BE REGISTERED.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS B-3

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                   WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class B-3                 Original Principal Balance of the Class
                                         B-3 Certificates as of the Closing
                                         Date: $1,724,000.00
Pass-Through Rate:  Fixed
                                         Initial Principal Balance: $
Date of Pooling and Servicing:  October
28, 2005
                                         Master Servicer:  Wells Fargo Bank,
                                         N.A.
First Distribution Date:  November 25,
2005
                                         Trustee:  Wachovia Bank, National
No.                                      Association

CUSIP:  949920 AH 5                      Closing Date:  October 28, 2005


      DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Principal Balance of this Certificate by the Original Principal Balance of the Class B-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-3 Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-3 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-3 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            The Pass-Through Rate for the Class B-3 Certificates for each Distribution Date will be the lesser of (i) 5.000% per annum (which will increase to 5.500% per annum for each Distribution Date after the Optional Termination Date if the optional termination right is not exercised) and (ii) the Pool Cap. Interest will accrue on the Class B-3 Certificates during each Interest Accrual Period at the Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-3 Certificates.

            The Class B-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Senior, Class M, Class B-1 and Class B-2 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar, the Master Servicer and the Seller the facts surrounding the transfer, or (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Seller, the Master Servicer and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Seller, the Trustee, the Master Servicer or the Certificate Registrar, in their respective capacities as such. None of the Seller, the Certificate Registrar, the Master Servicer or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Certificate Registrar, the Master Servicer and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT D-1

                         [FORM OF CLASS CE CERTIFICATES]

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

      THIS CLASS CE CERTIFICATE IS SUBORDINATE TO THE SENIOR, CLASS M AND CLASS B CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS CE CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS CE CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW WILL BE REGISTERED.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                             SERIES 2005-2, CLASS CE

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                   WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class CE                  Servicer:  Wells Fargo Bank, N.A.

Date of Pooling and Servicing            Trustee:  Wachovia Bank, National
Agreement:  October 28, 2005             Association

First Distribution Date:  November 25,   Closing Date: October 28, 2005
2005

No.                                      CUSIP:  949920 AP 7

Percentage Interest:  100%

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that __________________________________ is the registered owner of the Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class CE Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, from funds in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class CE Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar, the Master Servicer and the Seller the facts surrounding the transfer, or (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Seller, the Master Servicer and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Seller, the Trustee, the Master Servicer or the Certificate Registrar, in their respective capacities as such. None of the Seller, the Certificate Registrar, the Master Servicer or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Certificate Registrar, the Master Servicer and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT D-2

                          [FORM OF CLASS P CERTIFICATE]

      THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW WILL BE REGISTERED.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                             SERIES 2005-2, CLASS P

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                   WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class P                   Servicer:  Wells Fargo Bank, N.A.

Date of Pooling and Servicing            Trustee:  Wachovia Bank, National
Agreement:  October 28, 2005             Association

First Distribution Date:  November 25,   Closing Date:  October 28, 2005
2005

                                         CUSIP:  949920 AQ 5
No.

Percentage Interest:  100%

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class P Certificates in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, from Prepayment Charges, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts in the Payment Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class P Certificates are limited in right of payment to Prepayment Charges received on the Mortgage Loans, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar, the Master Servicer and the Seller the facts surrounding the transfer, or (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Seller, the Master Servicer and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Seller, the Trustee, the Master Servicer or the Certificate Registrar, in their respective capacities as such. None of the Seller, the Certificate Registrar, the Master Servicer or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Certificate Registrar, the Master Servicer and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT D-3

                         [FORM OF CLASS R-1 CERTIFICATE]

      THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      THIS CLASS R-1 CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW WILL BE REGISTERED.

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF (1) THE PROPOSED TRANSFEREE PROVIDES AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN
      SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
      SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), (D) AN AGENT OF A DISQUALIFIED ORGANIZATION OR (E) ANY PERSON THAT CAUSES INCOME FROM THIS CERTIFICATE TO BE ATTRIBUTABLE TO A FOREIGN PERMANENT ESTABLISHMENT OR FIXED BASE, WITHIN THE MEANING OF AN APPLICABLE INCOME TAX TREATY, OF THAT PERSON OR ANY OTHER U.S. PERSON AND
      (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R-1 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF
      SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R-1 CERTIFICATE.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS R-1

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                   WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class R-1                 Servicer:  Wells Fargo Bank, N.A.

Date of Pooling and Servicing            Trustee:  Wachovia Bank, National
Agreement:  October 28, 2005             Association

First Distribution Date:  November 25,   Closing Date:  October 28, 2005
2005

No.

CUSIP: 949920 AR 3

Percentage Interest:  100%

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________________ is the registered owner of the Percentage Interest specified above in that certain beneficial ownership interest evidenced by the Class R-1 Certificate in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, from funds in the Payment Account in the amount required to be distributed to the Holder of Class R-1 Certificate on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-1 Certificate, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class R-1 Certificate is limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Seller to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as two separate REMICs or cause the imposition of a tax upon the Trust.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                   EXHIBIT D-4

                         [FORM OF CLASS R-2 CERTIFICATE]

      THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      THIS CLASS R-2 CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW WILL BE REGISTERED.

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF (1) THE PROPOSED TRANSFEREE PROVIDES AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN
      SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
      SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), (D) AN AGENT OF A DISQUALIFIED ORGANIZATION OR (E) ANY PERSON THAT CAUSES INCOME FROM THIS CERTIFICATE TO BE ATTRIBUTABLE TO A FOREIGN PERMANENT ESTABLISHMENT OR FIXED BASE, WITHIN THE MEANING OF AN APPLICABLE INCOME TAX TREATY, OF THAT PERSON OR ANY OTHER U.S. PERSON AND
      (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R-2 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF
      SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R-2 CERTIFICATE.

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                            SERIES 2005-2, CLASS R-2

evidencing a beneficial ownership interest in a Trust Estate consisting primarily of a pool of adjustable-rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans formed and sold by

                   WELLS FARGO ASSET SECURITIES CORPORATION

Series 2005-2, Class R-2                 Servicer:  Wells Fargo Bank, N.A.

Date of Pooling and Servicing            Trustee:  Wachovia Bank, National
Agreement:  October 28, 2005             Association

First Distribution Date:  November 25,   Closing Date:  October 28, 2005
2005

No.

CUSIP: 949920 AS 1

Percentage Interest:  100%

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN WELLS FARGO ASSET SECURITIES CORPORATION, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER ENTITY.

            This certifies that _______________________ is the registered owner of the Percentage Interest specified above in that certain beneficial ownership interest evidenced by the Class R-2 Certificate in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement), the Master Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, from funds in the Payment Account in the amount required to be distributed to the Holder of Class R-2 Certificate on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Master Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least seven Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-2 Certificate, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Wells Fargo Asset Securities Corporation, Mortgage Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class R-2 Certificate is limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Payment Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Interests identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Master Servicer as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Master Servicer and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Seller to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as two separate REMICs or cause the imposition of a tax upon the Trust.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Estate created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Master Servicer and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Estate of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Estate all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being equal to or less than 10% of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Seller and the Trustee and Master Servicer assume no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Master Servicer has caused this Certificate to be duly executed.

Dated:

                                       Wells Fargo Bank, N.A., as Master
                                          Servicer


                                       By:______________________________________
                                          Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                       Wells Fargo Bank, N.A., as Certificate
                                          Registrar


                                       By:______________________________________
                                          Authorized Signatory

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ___________________
            of survivorship and not as                             (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within mortgage asset-backed pass-through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Estate.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:




                                          Signature by or on behalf of assignor




                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________,  as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of October 28, 2005, by and among WACHOVIA BANK, NATIONAL ASSOCIATION, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), WELLS FARGO ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), WELLS FARGO BANK, N.A. (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, N.A. (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                          W I T N E S S E T H  T H A T
                          - - - - - - - - - -  - - - -

            WHEREAS, the Seller, the Master Servicer, and the Trustee, have entered into a Pooling and Servicing Agreement dated as of October 28, 2005 relating to the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2 (as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

            Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. Subject to Section 2.3 hereof, the Custodian, as the duly appointed agent of the Trustee for these purposes, declares that it holds and will hold the documents delivered to it pursuant to Section 2.01 of the Pooling and Servicing Agreement and any other documents constituting part of the Owner Mortgage Loan File or Retained Mortgage Loan File received on or subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders. The Seller shall give written notice to the Custodian within 10 business days of the occurrence of a Document Transfer Event.

            Section 2.2. Recordation of Assignments. Unless an assignment of a Mortgage is not required to be recorded in accordance with Section 2.01 of the Pooling and Servicing Agreement, if any Custodial File includes one or more assignments to the Trustee of Mortgage Notes that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, each Custodial File and to provide the initial and final certifications in the forms of Exhibits N and O to the Pooling and Servicing Agreement in accordance with the provisions thereof. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective, the Custodian shall follow the procedures specified in the Pooling and Servicing Agreement.

            Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall follow the procedures specified in the Pooling and Servicing Agreement.

            Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or applicable Servicer shall immediately deliver to the Custodian two copies of a Request for Release or such request in an electronic format acceptable to the Custodian and shall request delivery to it of the Custodial File. The Custodian agrees, within five business days of receipt of such Request for Release, to release the related Custodial File to the Master Servicer or applicable Servicer.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer or applicable Servicer shall deliver to the Custodian two copies of a Request for Release of a Servicing Officer requesting that possession of the Custodial File be released to the Master Servicer and certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Custodial File to the Master Servicer or applicable Servicer. The Master Servicer or applicable Servicer shall cause each Custodial File therein so released to be returned to the Custodian when the need therefor by the Master Servicer or applicable Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. In the event of the liquidation of a Mortgage Loan, the Master Servicer or applicable Servicer shall deliver two copies of a Request for Release with respect thereto to the Custodian upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

            The Custodian shall maintain records (i) identifying all requests made by Servicers (other than requests relating to Custodial Files already released by the Custodian) for the release by the Custodian of Custodial Files with respect to the Mortgage Loans and (ii) all Custodial Files released by the Custodian.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodial File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and in the Pooling and Servicing Agreement. All provisions of the Pooling and Servicing Agreement setting forth duties of the Custodian in more detail are hereby incorporated by reference into this Agreement. Except upon compliance with the provisions of
Section 2.5 of this Agreement and the provisions of the Pooling and Servicing Agreement, no Mortgage Note or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee, upon 60 days written notice, may remove the Custodian. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

            Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodial File.

                                   ARTICLE IV

                            Miscellaneous Provisions

            Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement, or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt written notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

            Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                              WACHOVIA BANK, NATIONAL
                                        ASSOCIATION,
                                        as Trustee

401 South Tryon Street
Charlotte, North Carolina 28288       By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

Address:                              WELLS FARGO ASSET SECURITIES
                                        CORPORATION, as Seller

7430 New Technology Way
Frederick, Maryland 21703             By:
                                         ----------------------------------
                                      Name:  Bradley A. Davis
                                      Title: Vice President


Address:                              WELLS FARGO BANK, N.A.,
                                         as Master Servicer


9062 Old Annapolis Road
Columbia, Maryland 21045              By:
                                         ----------------------------------
                                      Name:
                                            -------------------------------
                                      Title:
                                              -----------------------------

Address:                              WELLS FARGO BANK, N.A.,
                                         as Custodian


1015 10th Avenue South East
Minneapolis, Minnesota 55414          By:
                                         ----------------------------------
                                         Name:  Mary B. Hogan
                                         Title: Vice President

STATE OF MARYLAND    )
                        ss.:
COUNTY OF HOWARD     )


            On this 28th day of October, 2005, before me, a notary public in and for the State of Maryland, personally appeared Bradley A. Davis, known to me who, being by me duly sworn, did depose and say that he resides in Cooksville, Maryland; that he is Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND     )
                      ss.:
COUNTY OF FREDERICK   )


            On this 28th day of October, 2005, before me, a notary public in and for the State of Maryland, personally appeared_________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________; that he is a ______________ of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA  )
                         ss.:
COUNTY OF                )

            On this 28th day of October, 2005, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of
Wachovia Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said association.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MINNESOTA  )
                    ss.:
COUNTY OF           )


            On this 28th day of October, 2005, before me, a notary public in and for the State of Minnesota, personally appeared Mary B. Hogan, known to me who, being by me duly sworn, did depose and say that she resides at Minneapolis, Minnesota; that she is a Vice President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said association.



-------------------------
Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT F-1

                       [Schedule of Type 1 Mortgage Loans]

                             Intentionally Omitted.

                                   EXHIBIT F-2

                   [Schedule of Other Servicer Mortgage Loans]

                             Intentionally Omitted.

                                    EXHIBIT G

                        REQUEST FOR RELEASE OF DOCUMENTS

To:   Wells Fargo Bank, N.A.
      1015 10th Avenue S.E.
      Minneapolis., MN  55414
      Attn:  ________________

      Re: Custodial Agreement, dated as of October 28, 2005, among Wachovia Bank, National Association, as Trustee, Wells Fargo Asset Securities Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, and Wells Fargo Bank, N.A., as Custodian, relating to the Wells Fargo Asset Securities Corporation; Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2.
            --------------------------------------------------------------------

            In connection with the administration of the Mortgage Loans held by you as Custodian for the Trust Estate pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Owner Mortgage Loan File for the Mortgage Loan described below, for the reason indicated.

                              Mortgage Loan Number:
                              --------------------

                       Mortgagor Name, Address & Zip Code:
                       ----------------------------------




            Reason for Requesting Documents (check one):

            _______           1.    Mortgage Paid in Full

            _______           2.    Foreclosure

            _______           3.    Substitution

            _______           4.    Other Liquidation (Repurchases, etc.)

            _______           5.    Nonliquidation

            Reason:____________________________________

            By:________________________________________
               (authorized signer)

            Issuer:____________________________________

            Address:___________________________________

                    ___________________________________



            Date:______________________________________

                                    Custodian
                                    ---------

Wells Fargo Bank, N.A.

            Please acknowledge the execution of the above request by your signature and date below:


____________________________________            _________________
Signature                                       Date


Documents returned to Custodian:

____________________________________            _________________
Custodian                                       Date

                                    EXHIBIT H

                 FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT

                    WELLS FARGO ASSET SECURITIES CORPORATION,
         MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-2

STATE OF                )
                        ) ss.:
COUNTY OF               )

            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is [an officer of] ______________, the proposed transferee (the "Transferee") of an ownership interest in the Class [R-1][R-2] Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Certificates, among Wells Fargo Asset Securities Corporation, as seller, Wells Fargo Bank, N.A., as master servicer, and Wachovia Bank, National Association, as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit (the "Transfer Affidavit") on behalf of the Transferee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its ownership interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on transfers of the Certificate to Persons that are Disqualified Organizations; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is a Disqualified Organization, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent transferee furnished to such Person an affidavit that such subsequent transferee is not a Disqualified Organization and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 5.02 of the Agreement and understands the legal consequences of the acquisition of an interest in the Certificate including, without limitation, the restrictions on subsequent transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to transfer its ownership interest in the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer its ownership interest or cause any ownership interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such transfer by the Transferee, the Transferee agrees to deliver to the Master Servicer and Certificate Registrar a certificate substantially in the form set forth in Exhibit I to the Agreement (a "Transferor Certificate").

            7. The Transferee has historically paid its debts as they have come due and agrees to do so in the future. The Transferee is willing and expects to be able to pay taxes due with respect to the Certificate. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

            8. The Transferee's taxpayer identification number is _____________.

            9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

            10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            11. That the Transferee will not cause income from the Class [R-1][R-2] Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. Person.

            12. That, if the Transferee is purchasing the Class [R-1][R-2] Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

            13. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code or a plan or arrangement subject to any materially similar provisions of applicable federal, state or local law, nor are we acting on behalf of such a plan.

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer, duly attested, this ___ day of _____________, 20__.


                                       [NAME OF TRANSFEREE]

                                       By:______________________________________
                                          Name:
                                          Title:


[Corporate Seal]

ATTEST:



[Assistant] Secretary

            Personally appeared before me the above-named _________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this ____ day of _______, 20__.



                                          NOTARY PUBLIC



                                       My Commission expires the __ day of
                                          __________, 20__.

                                  ATTACHMENT A

                                       to

                   AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF
                  THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

Check the appropriate box:

[ ] The consideration paid to the Transferee to acquire the Class [R-1][R-2] Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Transferee.

            OR

[ ] The transfer of the Class [R-1][R-2] Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

            (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Class [R-1][R-2] Certificate will only be taxed in the United States;

            (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

            (iii) the Transferee will transfer the Class [R-1][R-2] Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

            (iv) the Transferee has determined the consideration paid to it to acquire the Class [R-1][R-2] Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

      in the event of any transfer of the Class [R-1][R-2] Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of the transferee's purchase of the Class [R-1][R-2] Certificate.

                                    EXHIBIT I

                [Letter from Transferor of Residual Certificates]

                                     [Date]

Wachovia Bank, National Association
401 South Tryon Street
Charlotte, North Carolina 28288

Re:   Wells Fargo Asset Securities Corporation,
      Series 2005-2, Class [R-1][R-2]
      -------------------------------

Ladies and Gentlemen:

            [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 7 thereof is not true.


                                       Very truly yours,


                                       [Transferor]


                                       ______________________

                                   EXHIBIT J-1

                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                                                [DATE]
Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21405
Attention:  Client Manager - WFALT, Series 2005-2

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland  21703

Ladies and Gentlemen:

            In connection with our acquisition of the Wells Fargo Asset Securities Corporation, Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (e) we agree that the Certificates must be held indefinitely by us and we acknowledge that we are able to bear the economic risk of investment in the Certificates, (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement and (h) we acknowledge that the Certificates will bear a legend setting forth the applicable restrictions on transfer.

                                       Very truly yours,

                                       [NAME OF TRANSFEREE]

                                       By:______________________________________
                                          Authorized Officer

                                   EXHIBIT J-2

                       FORM OF RULE 144A INVESTMENT LETTER
                                     [DATE]

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21405
Attention:  Client Manager - WFALT, Series 2005-2

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland  21703

      Re:   Wells Fargo Asset Securities Corporation,
            Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2

Ladies and Gentlemen:

            In connection with our acquisition of the Wells Fargo Asset Securities Corporation, Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (d) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                       Very truly yours,


                                       [NAME OF TRANSFEREE]


                                       By:______________________________________
                                          Authorized Officer

                                                          ANNEX 1 TO EXHIBIT J-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_______(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

            ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

            ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ___ Broker-dealer. The Buyer is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934.

            ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

            ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

            ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

            ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

            ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

            ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            iii. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                          Print Name of Buyer


                                       By:______________________________________
                                          Name:
                                          Title:


                                       Date:____________________________________


--------
(1) Buyer must own and/or invest on a discretionary basis at least $__________ in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $__________ in securities.

                                                          ANNEX 2 TO EXHIBIT J-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

            ___ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                          Print Name of Buyer or Adviser


                                       By:______________________________________
                                          Name:
                                          Title:


                                        IF AN ADVISER:



                                          Print Name of Buyer


                                        Date:___________________________________

                                   EXHIBIT J-3

    FORM OF TRANSFEROR CERTIFICATE FOR THE CLASS CE AND CLASS P CERTIFICATES

                                                               [DATE]

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21405
Attention:  Client Manager - WFALT, Series 2005-2

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland  21703

      Re:   Wells Fargo Asset Securities Corporation,
            Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2

Ladies and Gentlemen:

            In connection with our disposition of the Wells Fargo Asset Securities Corporation, Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2 (the "Certificates"), we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

                                       Very truly yours,


                                       [_____________________]


                                       By: ______________________________

                                   EXHIBIT J-4

          FORM OF TRANSFEROR CERTIFICATE FOR THE CLASS B-3 CERTIFICATES

                                                             [DATE]

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21405
Attention:  Client Manager - WFALT, Series 2005-2

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland  21703

      Re:   Wells Fargo Asset Securities Corporation,
            Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2

Ladies and Gentlemen:

            In connection with our disposition of the Wells Fargo Asset Securities Corporation, Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2 (the "Certificates"), we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us to a "qualified institutional buyer" as defined under the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.


                                       Very truly yours,


                                       [_____________________]


                                       By: ______________________________

                                   EXHIBIT J-5

                          FORM OF ERISA REPRESENTATION

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21405
Attention:  Client Manager - WFALT, Series 2005-2

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland  21703

      Re:   Wells Fargo Asset Securities Corporation,
            Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2

Ladies and Gentlemen:

            1. [The undersigned is the ______________________ of (the
"Transferee") a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.] [The undersigned,
___________________, is the transferee (the "Transferee").]

            2. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") among Wells Fargo Asset Securities Corporation, as depositor (the "Depositor"), Wells Fargo Bank, N.A., as master servicer, and Wachovia Bank, National Association, as trustee (the "Trustee"), no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and the Certificate Registrar (as defined in the Agreement) have received a certificate from such transferee in the form hereof.

            3. The Transferee either (x) (i) is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any materially similar provisions of applicable federal, state or local law ("Similar Law"), the Trustee of any such plan or other than (except in the case of the Class CE, Class P, Class R-1 or Class R-2 Certificates) an insurance company that represents (or is deemed to represent) that (i) the source of funds used to purchase the Certificates is an "insurance company general account" (as such term is defined in Section V(e) of PTE 95-60, 60 Fed. Reg. 35925 (July 12, 1995)), (ii) that there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and
(iii) all Plans that have an interest in such general account are Plans to which PTE 95-60 applies, or (y) (except in the case of the Class CE, Class P, Class R-1 or Class R-2 Certificates) shall deliver to the Certificate Registrar and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Certificate Registrar, and upon which the Certificate Registrar and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code (or similar provisions of Similar Law) and will not subject the Trustee, the Master Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Master Servicer or the Depositor.

            Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

            IN WITNESS WHEREOF, the Transferee has executed this certificate.




                                          [Transferee]


                                       By:______________________________________
                                          Name:
                                          Title:

                                    EXHIBIT K

                           LIST OF RECORDATION STATES

                                     Florida

                                    Maryland

                                    EXHIBIT L

                              SERVICING AGREEMENTS

                  [Wells Fargo Bank, N.A. Servicing Agreement]

                             Intentionally Omitted.

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

            This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of , between Wells Fargo Bank, N.A. (the "Company" and "Wells Fargo Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

            ______________________ is the holder of the entire interest in Wells Fargo Asset Securities Corporation Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of October 28, 2005 among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank, N.A., as Master Servicer and Wachovia Bank, National Association, as Trustee.

            ______________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

            In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Collateral Fund: The fund established and maintained pursuant to
Section 3.01 hereof.

            Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage asset-backed pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC, (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least P-1 by Moody's Investors Service, Inc. ("Moody's") or at least or at least A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by S&P or Aa2 by Moody's, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least A-1 by S&P or P-1 by Moody's or (z) the depository institution or trust company is one that is acceptable to either S&P or Moody's and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

            Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

            Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

            Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

            Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

            Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to
Section 2.02(g) and Section 2.03(d).

            Section 1.02. Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

            (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

            (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

            (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

            Section 2.02. Purchaser's Election to Delay Foreclosure Proceedings.

            (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

            (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

            (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

            Section 2.03. Purchaser's Election to Commence Foreclosure Proceedings.

            (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

            (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

            Section 2.04. Termination.

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

            Section 3.01. Collateral Fund.

            Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Wells Fargo Bank, N.A., as Master Servicer, for the benefit of registered holders of Wells Fargo Asset Securities Corporation Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2." Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Estate to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

            Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

            Section 3.02. Collateral Fund Permitted Investments.

            The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

            All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

            Section 3.03. Grant of Security Interest.

            The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

            The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

            Section 3.04. Collateral Shortfalls.

            In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.01. Amendment.

            This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

            Section 4.02. Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.03. Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 4.04. Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

            (a) in the case of the Company,
                     Wells Fargo Bank, N.A.
                     9062 Old Annapolis Road
                     Columbia, MD 21045

                     Attention:  Vice President, Master Servicing
                     Phone: 410-884-2000
                     Fax:  410-715-1573

            (b) in the case of the Purchaser,

                    _______________________________________

                    _______________________________________

                    _______________________________________

                    _______________________________________

                    Attention:_____________________________

            Section 4.05. Severability of Provisions.

            If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 4.06. Successors and Assigns.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

            Section 4.07. Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 4.08. Confidentiality.

            The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

            Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

            Section 4.09. Indemnification.

            The Purchaser agrees to indemnify and hold harmless the Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

            IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       WELLS FARGO BANK, N.A.


                                       By:____________________________________
                                          Name:
                                          Title:


                                       By:____________________________________
                                          Name:
                                          Title:

                                    EXHIBIT N

                 FORM OF INITIAL CERTIFICATION OF THE CUSTODIAN

                                October 28, 2005

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland  21703

Wachovia Bank, National Association
401 South Tryon Street
Charlotte, North Carolina 28202

      Re: The Pooling and Servicing Agreement, dated October 28, 2005, among Wells Fargo Asset Securities Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, and Wachovia Bank, National Association, as Trustee, relating to the Wells Fargo Asset Securities Corporation; Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2.
            ------------------------------------------------------------------

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Custodian on behalf of the Trustee, hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

      The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this initial certification. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                    WELLS FARGO BANK, N.A.,
                                     as Custodian on behalf of the Trustee

                                    By: ___________________________________
                                    Name: _________________________________
                                    Title: ________________________________

                                    EXHIBIT O

                  FORM OF FINAL CERTIFICATION OF THE CUSTODIAN


                              [__________ __, ____]

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland  21703

Wachovia Bank, National Association
401 South Tryon Street
Charlotte, North Carolina 28202

      Re: The Pooling and Servicing Agreement, dated October 28, 2005, among Wells Fargo Asset Securities Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, and Wachovia Bank, National Association, as Trustee, relating to the Wells Fargo Asset Securities Corporation; Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2.
            -----------------------------------------------------------------

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Custodian on behalf of the Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement.

      The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this final certification. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                    WELLS FARGO BANK, N.A.,
                                     as Custodian on behalf of the Trustee

                                    By: ___________________________________
                                    Name: _________________________________
                                    Title: ________________________________

                                    EXHIBIT P

                      FORM OF SARBANES-OXLEY CERTIFICATION

                    Wells Fargo Asset Securities Corporation
                Mortgage Asset-Backed Pass-Through Certificates,

                                  Series 2005-2

            I, [________], certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing Distribution Date Statements filed in respect of periods included in the year covered by this annual report, of the Wells Fargo Asset Securities Corporation, Mortgage Asset-Backed Pass-Through Certificates Series 2005-2 Trust (the "Trust");

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the Trustee by the Master Servicer under the Pooling and Servicing Agreement (the "Pooling Agreement"), dated October 28, 2005, among Wells Fargo Asset Securities Corporation, as seller, Wells Fargo Bank, N.A., as master servicer, and Wachovia Bank, National Association, as trustee, for inclusion in these reports is included in these reports;

4. I am responsible for reviewing the activities performed by the Master Servicer under the Pooling Agreement and based upon my knowledge and the annual compliance review required under the Pooling Agreement, and except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the Pooling Agreement; and

5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedures as set forth in the Pooling Agreement that is included in these reports.

   [The following is included only for a transaction where there are Servicers other than Wells Fargo Bank][In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [Name of Servicers other than Wells Fargo Bank], as Servicer.]



Date: [_____]

                                       By:_____________________________________
                                          Name:
                                          Title:

                                    EXHIBIT Q

                           Prepayment Penalty Matrices


               Wells Fargo Home Mortgage Prepayment Penalty Guide
                         For Retail and Wholesale Loans

Maximum allowable prepayment penalty options
Fixed and Balloon Loans: The maximum allowed on 30 year fixed, 15 year fixed and 30/15 balloon loans is 3 years unless otherwise limited by state mandate. The allowable limit for each state is noted in the table.

ARM Loans: For these loans, Wells Fargo Home Mortgage has established the following limits:
      1 yr ARM - not allowed
      2/6 ARM - maximum 2 year prepayment penalty option
      3/6 ARM - maximum 3 year prepayment penalty option

Note: Prepayment penalty options are not available on table-funded transactions (loans closed in the broker's or joint venture's name).

Estimating the penalty amount
Included in this guide you will find several examples of how to calculate a prepayment penalty. Please remember that these examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.


                                                                      02/28/2005

Alabama                Louisiana           Ohio
Alaska                 Maine               Oklahoma
Arizona                Maryland            Oregon
Arkansas               Massachusetts N/O   Pennsylvania
California             Massachusetts O/O   Rhode Island
Colorado               Michigan            South Carolina
Connecticut            Minnesota           South Dakota
Delaware               Mississippi         Tennessee
District of Columbia   Missouri            Texas
Florida                Montana             Utah
Georgia                Nebraska            Vermont
Hawaii                 Nevada              Virginia
Idaho                  New Hampshire       Washington
Illinois               New Jersey          West Virginia
Indiana                New Mexico          Wisconsin
Iowa                   New York            Wyoming
Kansas                 North Carolina
Kentucky               North Dakota

This guide is intended solely for use by Wells Fargo Home Mortgage originators, broker and lender clients. It is not intended for distribution to real estate agents, applicants, borrowers or any other third party. It is provided to assist you in explaining to applicants the Wells Fargo Home Mortgage prepayment penalty products available in their state.

Information is accurate as of date of printing and is subject to change without notice.


                                                                      02/28/2005

State                  Fixed and Balloon Loans                                  ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
Alabama                Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.

                       Minimum loan amount is $2,000                            2/6 max 2 yrs; 3/6 max 3 yrs
------------------------------------------------------------------------------------------------------------------------------------
Alaska                 Not Permitted                                            If within the first (option #) years full prepayment
                                                                                is made, the prepayment charge is an amount equal to
Example #1                                                                      the payment of 6 months' advance interest, at the
                                                                                interest rate provided for under the Note, on the
                                                                                amount prepaid which is in excess of twenty percent
                                                                                (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Arizona                Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.

                       Minimum loan amount is $5,000.                           Minimum loan amount is $5,000
------------------------------------------------------------------------------------------------------------------------------------
Arkansas               Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #13            2 year - If within the first year full prepayment is     2 year - If within the first year full prepayment is
                       made, the prepayment charge is an amount equal to two    made, the prepayment charge is an amount equal to
                       percent (2%) of the unpaid principal balance. If         two percent (2%) of the unpaid principal balance. If
                       within the second year full prepayment is made, the      within the second year full prepayment is made, the
                       prepayment charge is an amount equal to one percent      prepayment charge is an amount equal to one percent
                       (1%) of the unpaid principal balance.                    (1%) of the unpaid principal balance.

                       3 year - If within the first year full prepayment is     3 year - If within the first year full prepayment is
                       made, the prepayment charge is an amount equal to        made, the prepayment charge is an amount equal to
                       three percent (3%) of the unpaid principal balance. If   three percent (3%) of the unpaid principal balance.
                       within the second year a full prepayment is made, the    If within the second year a full prepayment is made,
                       prepayment charge is an amount equal to two percent      the prepayment charge is an amount equal to two
                       (2%) of the unpaid principal balance. If within the      percent (2%) of the unpaid principal balance. If
                       third year full prepayment is made, the prepayment       within the third year full prepayment is made, the
                       charge is an amount equal to one percent (1%) of the     prepayment charge is an amount equal to one percent
                       unpaid principal balance.                                (1%) of the unpaid principal balance.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      02/28/2005

State                  Fixed and Balloon Loans                                  ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
California             Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Colorado               Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Connecticut            Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Delaware               Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia   Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #12 (F & B)    If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
Example #1 (ARM)       the payment of 2 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       aggregate amount of all prepayments in excess of 1/3     amount prepaid which is in excess of twenty percent
                       of the original loan amount made in any twelve month     (20%) of the original principal amount.
                       period.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      02/28/2005

State                  Fixed and Balloon Loans                                  ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
Florida                Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Georgia                Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.

                       Prohibited on 0/0 properties with loan amounts less      Prohibited on 0/0 properties with loan amounts less
                       than or equal to $359,650.                               than or equal to $359,650.
------------------------------------------------------------------------------------------------------------------------------------
Hawaii                 Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Idaho                  Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Illinois               Not Permitted                                            2/6 max 2 yrs; 3/6 max 3 yrs

Example #2                                                                      If within the first (option #) years full prepayment
                                                                                is made within any 12-month period the total amount
                                                                                of which exceeds twenty percent (20%) of the
                                                                                original principal amount of the loan, the
                                                                                prepayment charge is an amount equal to the payment
                                                                                of 60 days' advance interest, at the interest rate
                                                                                provided for under the Note, on the amount by which
                                                                                the total of the prepayment(s) within that 12-month
                                                                                period exceeds twenty percent (20%) of the original
                                                                                principal amount.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      02/28/2005

State                  Fixed and Balloon Loans                                  ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
Indiana                Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Iowa                   Not Permitted                                            2/6 max 2 yrs; 3/6 max 3 yrs

Example #1                                                                      If within the first (option #) years full prepayment
                                                                                is made, the prepayment charge is an amount equal to
                                                                                the payment of 6 months' advance interest, at the
                                                                                interest rate provided for under the Note, on the
                                                                                amount prepaid which is in excess of twenty percent
                                                                                (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Kansas                 Not Permitted                                            2/6 max 2 yrs; 3/6 max 3 yrs

Example #1                                                                      If within the first (option #) years full prepayment
                                                                                is made, the prepayment charge is an amount equal to
                                                                                the payment of 6 months' advance interest, at the
                                                                                interest rate provided for under the Note, on the
                                                                                amount prepaid which is in excess of twenty percent
                                                                                (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Kentucky               Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Louisiana              Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #9 (F & B)     If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge may not exceed (i) 5%     is made, the prepayment charge is an amount equal to
Example #1 (ARM)       of the unpaid principal balance if prepaid during the    the payment of 6 months' advance interest, at the
                       first year; (ii) 4% of the unpaid principal balance if   interest rate provided for under the Note, on the
                       prepaid during the second year; (iii) 3% of the unpaid   amount prepaid which is in excess of twenty percent
                       principal balance if prepaid during the third year;      (20%) of the original principal amount.
                       (iv) 2% of the unpaid principal balance if prepaid
                       during the fourth year; (v) 1% of the unpaid principal
                       balance if prepaid during the fifth year. No penalty
                       may be assessed after the fifth year.

                       Minimum loan amount is $25,000.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      02/28/2005

State                  Fixed and Balloon Loans                                  ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
Maine                  Max 3 years                                              Not Permitted

Example #1             If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Maryland               Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #10 (F & B)    If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to 2   is made, the prepayment charge is an amount equal to
Example #1 (ARM)       months' advance interest, at the interest rate           the payment of 6 months' advance interest, at the
                       provided for under the Note, on the aggregate amount     interest rate provided for under the Note, on the
                       of all prepayments in excess of 1/3 of the original      amount prepaid which is in excess of twenty percent
                       loan amount made in any 12-month period.                 (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts          Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Non-Owner Occupied     If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
Example #1             is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.

                                                                                Minimum loan amount is $6,001.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      02/28/2005

State                  Fixed and Balloon Loans                                  ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts          Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Owner Occupied and     If within the first year full prepayment is made, the    If within the first year full prepayment is made,
Second Homes           prepayment charge is an amount equal to three months'    the prepayment charge is an amount equal to three
Example #3             interest or the balance of the first year's interest,    months' interest or the balance of the first years'
                       whichever is less, at the interest rate provided for     interest, whichever is less, at the interest rate
                       under the Note. If full prepayment is made within the    provided for under the Note. If full prepayment is
                       first (option #) year(s) for the purpose of              made within the first (option #) year(s) for the
                       refinancing with another lender, an additional           purpose of refinancing with another lender, an
                       prepayment charge in an amount equal to three months'    additional prepayment charge in an amount equal to
                       interest can be charged.                                 three months' interest can be charged.

                       Balloon loans not allowed.                               Minimum loan amount is $6001. Minimum property value
                                                                                is $40,000.
                       Prohibited on O/O properties.
                                                                                Prohibited on O/O properties.
                       This is a two-part rule. The first part of the rule
                       applies only to the first year of the loan. The second   This is a two-part rule. The first part of the rule
                       part of the rule applies only in the event that the      applies only to the first year of the loan. The
                       borrower refinances with another lender.                 second part of the rule applies only in the event
                       o     Assuming a 3-year prepayment penalty option, if    that the borrower refinances with another lender.
                             the borrower refinances with another lender        o     Assuming a 3-year prepayment penalty option,
                             within the first year, a charge may be assessed          if the borrower refinances with another
                             under the first part of the rule and the second          lender within the first year, a charge may be
                             part of the rule.                                        assessed under the first part of the rule and
                       o     Assuming a 3-year prepayment penalty option, if          the second part of the rule.
                             the borrower refinances with another lender        o     Assuming a 3-year prepayment penalty option,
                             during the second or third years, a charge may           if the borrower refinances with another
                             be assessed only under the second part of the            lender during the second or third years, a
                             rule.                                                    charge may be assessed only under the second
                       o     Assuming a 3-year prepayment penalty option, if          part of the rule.
                             the borrower refinances with Wells Fargo, pays     o     Assuming a 3-year prepayment penalty option,
                             off or sells the property within the first               if the borrower refinances with Wells Fargo,
                             year, a charge may be assessed under the first           pays off or sells the property within the
                             part of the rule.                                        first year, a charge may be assessed under
                       o     Assuming a 3-year prepayment penalty option, if          the first part of the rule.
                             the borrower refinances with Wells Fargo, pays     o     Assuming a 3-year prepayment penalty option,
                             off or sells the property during the second or           if the borrower refinances with Wells Fargo,
                             third years a charge may not be assessed.                pays off or sells the property during the
                                                                                      second or third years, a charge may not be
                                                                                      assessed.
------------------------------------------------------------------------------------------------------------------------------------
Michigan               Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #4             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       one percent (1%) of the prepayment amount.               one percent (1%) of the prepayment amount.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      02/28/2005

State                  Fixed and Balloon Loans                                  ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
Minnesota              Not Permitted                                            2/6 max 2 yrs; 3/6 max 3 yrs

Example #5                                                                      If within the first (option #) months full
                                                                                prepayment is made for a purpose other than the sale
                                                                                of the property, the prepayment charge is an amount
                                                                                equal to two percent (2%) of the unpaid principal
                                                                                balance or 60 days' interest on the unpaid principal
                                                                                balance, at the interest rate provided for under the
                                                                                Note, whichever is less.
------------------------------------------------------------------------------------------------------------------------------------
Mississippi            Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #9 (F & B)     If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge may not exceed (i) 5%     is made, the prepayment charge is an amount equal to
Example #1 (ARM)       of the unpaid principal balance if prepaid during the    the payment of 6 months' advance interest, at the
                       first year; (ii) 4% of the unpaid principal balance if   interest rate provided for under the Note, on the
                       prepaid during the second year; (iii) 3% of the unpaid   amount prepaid which is in excess of twenty percent
                       principal balance if prepaid during the third year;      (20%) of the original principal amount.
                       (iv) 2% of the unpaid principal balance if prepaid
                       during the fourth year; (v) 1% of the unpaid principal
                       balance if prepaid during the fifth year. No penalty
                       may be assessed after the fifth year.
------------------------------------------------------------------------------------------------------------------------------------
Missouri               Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #11 (F & B)    If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
Example #1 (ARM)       two percent (2%) of the unpaid principal balance at      the payment of 6 months' advance interest, at the
                       the time of the prepayment.                              interest rate provided for under the Note, on the
                                                                                amount prepaid which is in excess of twenty percent
                                                                                (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Montana                Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Nebraska               Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      02/28/2005

State                  Fixed and Balloon Loans                                  ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
Nevada                 Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire          Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
New Jersey             Not Permitted                                            2/6 max 2 yrs; 3/6 max 3 yrs

Example #1                                                                      If within the first (option #) years full prepayment
                                                                                is made, the prepayment charge is an amount equal to
                                                                                the payment of 6 months' advance interest, at the
                                                                                interest rate provided for under the Note, on the
                                                                                amount prepaid which is in excess of twenty percent
                                                                                (20%) of the original principal amount.

                                                                                Prohibited on O/O properties with loan amounts less
                                                                                than or equal to $365,675.
------------------------------------------------------------------------------------------------------------------------------------
New Mexico             Not Permitted                                            2/6 max 2 yrs; 3/6 max 3 yrs

Example #1                                                                      If within the first (option #) years full prepayment
                                                                                is made, the prepayment charge is an amount equal to
                                                                                the payment of 6 months' advance interest, at the
                                                                                interest rate provided for under the Note, on the
                                                                                amount prepaid which is in excess of twenty percent
                                                                                (20%) of the original principal amount.

                                                                                Prohibited on O/O properties with loan amounts less
                                                                                than or equal to $359,650.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      02/28/2005

State                  Fixed and Balloon Loans                                  ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
New York               Max 1 year                                               2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.

                       Prohibit on balloon loans.
------------------------------------------------------------------------------------------------------------------------------------
North Carolina         Max 2 years                                              2/6 max 2 yrs; 3/6 max 2 yrs

Example #6             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       two percent (2%) of the unpaid principal balance at      two percent (2%) of the unpaid principal balance at
                       the time of the prepayment.                              the time of the prepayment. Wholesale minimum loan
                                                                                amount is $150,001.

                       Minimum loan amount is $150,001.                         Wholesale minimum loan amount is $150,001.

                       Baloon loans not allowed.
------------------------------------------------------------------------------------------------------------------------------------
North Dakota           Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Ohio                   Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #7             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       one percent (1%) of the original loan amount.            one percent (1%) of the original loan amount.
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma               Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      02/28/2005

Prepayment Penalty Guide, continued

State                  Fixed and Balloon Loans                                  ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
Oregon                 Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania           Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount. Minimum loan     (20%) of the original principal amount.
                       amount is $50,001.
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island           PURCHASES: Max 1 year. If within the first year full     2/6 max 2 yrs; 3/6 max 3 yrs
                       year prepayment is made, the prepayment charge is an
Example #6 (F & B)     amount equal to the payment of 2% of the balance due     If within the first (option #) years full prepayment
                       as of the date of the payoff.                            is made, the prepayment charge is an amount equal to
Example #1 (ARM)                                                                the payment of 6 months' advance interest, at the
                       REFINANCES: Max 3 years. If within the first (option     interest rate provided for under the Note, on the
                       #) years full year prepayment is made, the prepayment    amount prepaid which is in excess of twenty percent
                       charge is an amount equal to the payment of 2% of the    (20%) of the original principal amount.
                       balance due as of the date of the payoff.
------------------------------------------------------------------------------------------------------------------------------------
South Carolina         Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1 (F & B)     If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
Example #6 (ARM)       the payment of 6 months' advance interest, at the        two percent (2%) of the unpaid principal balance at
                       interest rate provided for under the Note, on the        the time of the prepayment.
                       amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  Prohibited on O/O properties with loan amounts less
                                                                                than or equal to $359,650.
                       Prohibited on O/O properties with loan amounts less
                       than or equal to $359,650.                               Minimum loan amount for N/O/O and second homes is
                                                                                $150,001.
                       Minimum loan amount for N/O/O and second homes is
                       $150,001.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      02/28/2005

State                  Fixed and Balloon Loans                                  ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
South Dakota           Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Tennessee              Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Texas                  Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.

                       Prohibited on home equity loans.                         Prohibited on home equity loans.

                       Prohibited on loans with APR rates >12%
------------------------------------------------------------------------------------------------------------------------------------
Utah                   Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Vermont                Not Permitted                                            2/6 max 2 yrs; 3/6 max 3 yrs

Example #1                                                                      If within the first (option #) years full prepayment
                                                                                is made, the prepayment charge is an amount equal to
                                                                                the payment of 6 months' advance interest, at the
                                                                                interest rate provided for under the Note, on the
                                                                                amount prepaid which is in excess of twenty percent
                                                                                (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      02/28/2005

State                  Fixed and Balloon Loans                                  ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
Virginia               Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #8             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made and the original loan amount is less than        is made and the original loan amount is less than
                       $75,000, the prepayment charge is an amount equal to     $75,000, the prepayment charge is an amount equal to
                       the payment of one percent (1%) of the unpaid            the payment of one percent (1%) of the unpaid
                       principal balance.                                       principal balance.

                       If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made and the original loan amount is $75,000 or       is made and the original loan amount is $75,000 or
                       greater, the prepayment charge is an amount equal to     greater, the prepayment charge is an amount equal to
                       the payment of two percent (2%) of the amount of such    the payment of two percent (2%) of the amount of
                       prepayment amount.                                       such prepayment amount.
------------------------------------------------------------------------------------------------------------------------------------
Washington             Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
West Virginia          Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #7             PURCHASES: If within the first (option #) years full     If within the first (option #) years full prepayment
                       prepayment is made, the prepayment charge is an amount   is made, the prepayment charge is an amount equal to
                       equal to one percent (1%) of the original loan amount.   one percent (1%) of the original loan amount.

                       Not permitted on refinances.
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin              Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #2             When full prepayment is made within any 12-month         When full prepayment is made within any 12-month
                       period the total amount of which exceeds twenty          period the total amount of which exceeds twenty
                       percent (20%) of the original principal amount of the    percent (20%) of the original principal amount of
                       loan, the prepayment charge is an amount equal to the    the loan, the prepayment charge is an amount equal
                       payment of 60 days' advance interest, at the interest    to the payment of 60 days' advance interest, at the
                       rate provided for under the Note, on the amount by       interest rate provided for under the Note, on the
                       which the total of the prepayment(s) within that         amount by which the total of the prepayment(s)
                       12-month period exceeds twenty percent (20%) of the      within that 12-month period exceeds twenty percent
                       original principal amount.                               (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                Max 3 years                                              2/6 max 2 yrs; 3/6 max 3 yrs

Example #1             If within the first (option #) years full prepayment     If within the first (option #) years full prepayment
                       is made, the prepayment charge is an amount equal to     is made, the prepayment charge is an amount equal to
                       the payment of 6 months' advance interest, at the        the payment of 6 months' advance interest, at the
                       interest rate provided for under the Note, on the        interest rate provided for under the Note, on the
                       amount prepaid which is in excess of twenty percent      amount prepaid which is in excess of twenty percent
                       (20%) of the original principal amount.                  (20%) of the original principal amount.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      02/28/2005

Example #1

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step    Example #s                                                                       Your #s
------------------------------------------------------------------------------------------------
(1)      $100,000.00                      Original principal balance
(2)              10%                               Note rate
(3)                3                        Number of option years
(4)               12                      Number of payments received
(5)        99,444.10    Full prepayment of unpaid principal balance (prior to 13th pmt)
(6)        20,000.00                   20% of original principal balance
        ------------
(7)        79,444.10                       Amount subject to penalty
(8)            x 10%                       Multiply (7) by note rate
(9)     divide by 12     Divide result of (8) by 12 to obtain monthly interest figure
(10)             x 6    Multiply result of (9) by number of months of penalty interest
           $3,972.21                            Penalty amount


                                                                      02/28/2005

Example #2 - Illinois, Wisconsin

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step       Example #s                                                                     Your #s
-------------------------------------------------------------------------------------------------
(1)       $100,000.00                     Original principal balance
(2)               10%                              Note rate
(3)                 3                       Number of option years
(4)                12                     Number of payments received
(5)         99,444.10   Full prepayment of unpaid principal balance (prior to 13th pmt)
(6)        -20,000.00                  20% of original principal balance
        -------------
(7)         79,444.10                      Amount subject to penalty
(8)             x 10%                      Multiply (7) by note rate
(9)     divide by 365     Divide result of (8) by 365 to obtain daily interest figure
(10)             x 60    Multiply result of (9) by number of days of penalty interest
            $1,305.93                           Penalty amount


                                                                      02/28/2005

Example #3 - Massachusetts (O/O and second homes)

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step        Example #s                                                                            Your #s
---------------------------------------------------------------------------------------------------------
(1)        $100,000.00                         Original principal balance
(2)                10%                                 Note rate
(3)                  3                           Number of option years
(4)                  6                        Number of payments received
(5)          99,729.00       Full prepayment of unpaid principal balance (prior to 7th pmt)
(6)              x 10%                                 Note rate
(7)       divide by 12                        Number of months in one year
(8)                x 3                    Number of months of penalty interest
(9)          $2,493.23                             3 months' interest
(10)
(11)         99,729.00       Full prepayment of unpaid principal balance (prior to 7th pmt)
(12)             x 10%                                 Note rate
(13)     divide by 365                         Number of days in one year
(14)             x 181                   Number of remaining days in first year
(15)         $4,945.47                      Balance of first years' interest
             $2,493.23   Penalty amount (lesser of 3 months' interest or first years' interest)

                          Continued on next page . . .



                                                                      02/28/2005

If loan is paid off to refinance with another lender, borrower is subject to this additional charge:

Step      Example #s                                                                     Your #s
------------------------------------------------------------------------------------------------
(1)        99,729.00   Full prepayment of unpaid principal balance (prior to 13th pmt)
(2)            x 10%                              Note rate
(3)     divide by 12                    Number of months in one year
(4)              x 3                Number of months of penalty interest
           $2,493.23                      Additional penalty amount
           $4,986.46            Total penalty amount ($2,493.23 + $2,493.23)


                                                                      02/28/2005

Example #4 - Michigan

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step    Example #s                                                                      Your #s
-----------------------------------------------------------------------------------------------
(1)    $100,000.00                      Original principal balance
(2)            10%                               Note rate
(3)              3                        Number of option years
(4)             12                      Number of payments received
(5)      99,440.10    Full prepayment of unpaid principal balance (prior to 13th pmt)
(6)           x 1%                             Penalty rate
           $994.40                            Penalty amount


                                                                      02/28/2005

Example #5 - Minnesota

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step     Example #s                                                                                     Your #s
---------------------------------------------------------------------------------------------------------------
(1)     $100,000.00                              Original principal balance
(2)             10%                                      Note rate
(3)               3                                Number of option years
(4)              12                             Number of payments received
(5)       99,440.10           Full prepayment of unpaid principal balance (prior to 13th pmt)
(6)            x 2%                                     Penalty rate
(7)       $1,988.80                            2% of unpaid principal balance
(8)       99,440.10           Full prepayment of unpaid principal balance (prior to 13th pmt)
(9)           x 10%                                      Note rate
(10)  divide by 365                              Number of days in one year
(11)           x 60                                Number of penalty days
          $1,634.63                                  60 days' interest
          $1,634.63    Penalty Amount (lesser of 2% of unpaid principal balance or 60 days' interest)


                                                                      02/28/2005

Example #6 - North Carolina, Rhode Island (F & B), South Carolina (ARM)

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step    Example #s                                                                      Your #s
-----------------------------------------------------------------------------------------------
(1)    $100,000.00                      Original principal balance
(2)            10%                               Note rate
(3)              2                        Number of option years
(4)             12                      Number of payments received
(5)      99,440.10    Full prepayment of unpaid principal balance (prior to 13th pmt)
(6)           x 2%                             Penalty rate
         $1,988.80                            Penalty amount


                                                                      02/28/2005

Example #7 - Ohio, West Virginia

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step    Example #s                                  Your #s
-----------------------------------------------------------
(1)    $100,000.00    Original principal balance
(2)            10%             Note rate
(3)              3      Number of option years
(4)             12    Number of payments received
(5)     100,000.00    Original principal balance
(6)           x 1%           Penalty rate
         $1,000.00          Penalty amount


                                                                      02/28/2005

Example #8 - Virginia

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step    Example #s                                                                      Your #s
-----------------------------------------------------------------------------------------------
(1)     $70,000.00                      Original principal balance
(2)            10%                               Note rate
(3)              3                        Number of option years
(4)             12                      Number of payments received
(5)      69,610.90    Full prepayment of unpaid principal balance (prior to 13th pmt)
(6)           x 1%                             Penalty rate
           $696.11                            Penalty amount

(1)    $100,000.00                      Original principal balance
(2)            10%                               Note rate
(3)              3                        Number of option years
(4)             12                      Number of payments received
(5)      99,440.10    Full prepayment of unpaid principal balance (prior to 13th pmt)
(6)           x 2%                             Penalty rate
         $1,988.80                            Penalty amount


                                                                      02/28/2005

Example #9 - Louisiana (F & B), Mississippi (F & B)

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step    Example #s                                                                     Your #s
----------------------------------------------------------------------------------------------
(1)    $100,000.00                     Original principal balance
(2)            10%                              Note rate
(3)                                      Number of option years
(4)                                    Number of payments received
(5)      98,151.60   Full prepayment of unpaid principal balance (prior to 37th pmt)
(6)           x 3%              Penalty rate for prepayment in third year
         $2,944.55                           Penalty amount


                                                                      02/28/2005

Example #10 - Maryland (F & B)

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step      Example #s                                                                      Your #s
-------------------------------------------------------------------------------------------------
(1)      $100,000.00                      Original principal balance
(2)              10%                               Note rate
(3)                3                        Number of option years
(4)               12                      Number of payments received
(5)        99,444.10    Full prepayment of unpaid principal balance (prior to 13th pmt)
(6)       -33,333.33                   1/3 of original principal balance
         -----------
(7)        66,110.77                       Amount subject to penalty
(8)            x 10%                               Note rate
(9)     divide by 12                     Number of Months in One Year
(10)             x 2                 Number of Months of Penalty Interest
           $1,101.85                            Penalty amount


                                                                      02/28/2005

Example #11 Missouri (F & B)

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step    Example #s                                                                      Your #s
-----------------------------------------------------------------------------------------------
(1)    $100,000.00                      Original principal balance
(2)            10%                               Note rate
(3)              2                        Number of option years
(4)             30                      Number of payments received
(5)      98,499.30    Full prepayment of unpaid principal balance (prior to 31st pmt)
(6)           x 2%                             Penalty rate
         $1,969.99                            Penalty amount


                                                                      02/28/2005

Example #12 - District of Columbia (F & B)

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step     Example #s                                                                      Your #s
------------------------------------------------------------------------------------------------
(1)     $100,000.00                      Original principal balance
(2)             10%                               Note rate
(3)               3                        Number of option years
(4)              12                      Number of payments received
(5)       99,444.10    Full prepayment of unpaid principal balance (prior to 13th pmt)
(6)      -33,333.33                   1/3 of original principal balance
        -----------
(7)       66,110.77                       Amount subject to penalty
(8)           x 10%                               Note rate
(9)    divide by 12                     Number of Months in One Year
(10)            x 2                 Number of Months of Penalty Interest
          $1,101.85                            Penalty amount


                                                                      02/28/2005

Example #13 - Arkansas

These examples are provided as a helpful tool for estimating potential penalties when a customer is considering the option of a prepayment penalty. The examples are specifically NOT to be used to calculate payoff amounts.

Step    Example #s                                                                      Your #s
-----------------------------------------------------------------------------------------------
(1)    $100,000.00                      Original principal balance
(2)            10%                               Note rate
(3)              3                        Number of option years
(4)             12                      Number of payments received
(5)      99,440.10    Full prepayment of unpaid principal balance (prior to 13th pmt)
(6)           x 3%                             Penalty rate
          $2983.20                            Penalty amount


                                                                      02/28/2005

                                   EXHIBIT R-1

                   Form of Class A Yield Maintenance Agreement


Goldman Sachs Capital Markets, L.P. | 85 Broad Street | New York, New York 10004 | Tel: 212-902-1000
swapconfirms2005: gsco_wfalt2005-2_nuuc5101c1.aw

                                                            [GOLDMAN SACHS LOGO]

                                  CONFIRMATION

DATE:     October 21, 2005
TO:       Goldman, Sachs & Co. (Account No. 762-05894)

          Attention: Eric Muehlhauser
FROM:     Goldman Sachs Capital Markets, L.P.
          Telephone No.: 212-357-7836
          Facsimile No.: 212-902-5692
SUBJECT:  Cap Transaction
REF NO:   NUUC5101C1 (900000000) / (006 807 416)


The purpose of this communication is to set forth the terms and conditions of the above referenced transaction entered into on the Trade Date specified below (the "Transaction") between Goldman Sachs Capital Markets, L.P. (" Constant Party"), guaranteed by The Goldman Sachs Group, Inc. ("Goldman Group"), and Goldman, Sachs & Co. ("Counterparty"). This communication constitutes a "Confirmation" as referred to in paragraph 2. below .

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.

2. This Confirmation evidences a complete and binding agreement between Constant Party and Counterparty as to the terms of the Transaction to which this Confirmation relates, and this Confirmation evidences the sole Transaction for the benefit of the Wells Fargo Alternative Loan 2005-2 Trust ("WFALT"). Notwithstanding whether the Constant Party and Counterparty have entered into a master agreement governing transactions of this type (the "Agreement"), this Transaction shall constitute a "Transaction" within the scope of, and this Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") as if the parties had executed an agreement in such form effective as of the Trade Date but without any Schedule except for (i) the election of Market Quotation and Second Method, (ii) New York law (without regard to the conflicts of law principles) as the governing law, (iii) US Dollars as the Termination Currency, (iv) the election that subparagraph (ii) of Section 2(c) will apply to Transactions, (v) only Section 5(a)(i) Failure to Pay and Section 5(a)(vii) Bankruptcy will be applicable to the parties and Section 5 (a) (iii) Credit Support Default will be applicable to the Constant Party (all other Events of Default will not apply to either party), (vi) Section 5(a)(i) is modified by replacing the word "third" in the last line of Section 5(a)(i) with the word "first"), (vii) only 5(b)(i) Illegality, 5(b)(ii) Tax Event and 5(b)(iii) Tax Event Upon Merger will be applicable to the parties (all other Termination Events will not apply to either party), (viii) the Limited Recourse; Non-Petition Provision (as described below in Section 4B) shall apply and (ix) Set off under Section 6(e) will not apply. In the event of any inconsistency between the Definitions, the ISDA Form and this Confirmation, this Confirmation will govern.

3. The terms of the particular Transaction to which this Confirmation relates are as follows:

Applicable Notional Amount:    USD 303,594,000 (subject to adjustment in
                               accordance with the Schedule set forth in Annex
                               I)

Notional Amount for each       The lesser of:
Calculation Period :
                               (i) The Applicable Notional Amount

                               (ii) The Aggregate Current Principal Balance of the Reference Securities on the monthly statement from Wells Fargo Bank, N.A. (the "Master Servicer") for the distribution occurring on the first day of the applicable Calculation Period; provided, however, that any reductions in the Notional Amount shall not give rise to a payment by either party of any settlement amount, breakage costs, or other amounts representing the future value of the portion of the Notional Amount which has been reduced.

                               Aggregate Current Principal Balance shall mean the sum of the amounts published on the distribution date statement published on the first day of the Calculation Period for the Wells Fargo Alternative Loan 2005-2 Trust on the internet website www.ctslink.com under the column heading Ending Certificate Balance next to each of the Reference Securities listed under the heading Class.

                               If such report does not appear on the internet website referenced above the Aggregate Current Principal Balance can be obtained by contacting the Master Servicer at its corporate trust office located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Wells Fargo Alternative Loan 2005-2 Trust, Deal Manager, or by contacting the Master Servicer's investor relations desk at 301-815-6600 provided however if the Aggregate Current Principal Balance is still not available from the above sources on the fifth Business Day following the first day of the Calculation Period the Notional Amount will be

                               The lesser of:

                               (i) The Applicable Notional Amount

                               (ii) The Aggregate Current Principal Balance of the Reference Securities applicable to the previous Calculation Period

Reference Securities:          Wells Fargo Alternative Loan 2005-2 Trust,
                               Mortgage Asset-Backed Pass-Through Certificates,
                               Series 2005-2, Class A1 Certificates (CUSIP:
                               949920 AJ 1)

                               Wells Fargo Alternative Loan 2005-2 Trust,
                               Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2 Certificates (CUSIP:
                               949920 AK 8)

                               Wells Fargo Alternative Loan 2005-2 Trust,
                               Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2, Class A3 Certificates (CUSIP:
                               949920 AL 6)

                               Wells Fargo Alternative Loan 2005-2 Trust,
                               Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2, Class A4 Certificates (CUSIP:
                               949920 AM 4)

                               Wells Fargo Alternative Loan 2005-2 Trust,
                               Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2, Class A5 Certificates (CUSIP:
                               949920 AN 2)

Trade Date:                    October 21, 2005

Effective Date:                October 28, 2005

Termination Date:              July 25, 2008, subject to adjustment in
                               accordance with the Modified Following Business
                               Day Convention

Floating Amounts:

Floating Rate Payer (Cap       Constant Party
Seller):

Cap Rate:                      6.87443% (subject to adjustment in accordance
                               with the Schedule set forth in Annex I)

Floating Rate Payer Payment    Monthly, on the day which is one (1) Business
Dates:                         Day prior to each Floating Rate Period End Date.

Floating Rate Option:          USD-LIBOR-BBA; provided, however, that if the
                               Floating Rate determined from such Floating Rate
                               Option for any Calculation Period is greater than or equal to 9.80860% then the Floating Rate for such Calculation Period shall be deemed to be 9.80860%

Floating Rate Designated       1 Month
Maturity:

Floating Rate Reset Dates:     The first day of each Calculation Period

Floating Rate Day Count
Fraction:                      Actual/360

Floating Rate Period           Monthly, on the 25th day
End Dates:                     of each month, commencing on November 25, 2005
                               and ending on the Termination Date, subject to adjustment in accordance with the Modified
                               Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer (Cap Buyer):  Counterparty

Fixed Rate Payer Payment Date: October 25, 2005, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amount:                  [___] payable by Goldman, Sachs & Co. to
                               Constant Party on the Fixed Rate Payer Payment
                               Date

Business Days:                 New York

Calculation Agent:             Constant Party

Governing Law:                 New York law

4. Additional Provisions:

A. Assignment Provisions: It is acknowledged and agreed by the parties that this Transaction shall be subject to assignment by Counterparty to Wachovia Bank, National Association (the "Trustee"), as trustee on behalf of the holders of the Wells Fargo Alternative Loan 2005-2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2 (CUSIP Number: see Reference Securities; the "Certificates ") (such assignee is referred to herein as an "Assignee" and such assignor is referred to herein as an "Assignor"). This assignment shall occur on the day the Assignor and Assignee agree to such assignment and provides written notification of the effective date of assignment to the Constant Party (each such day hereinafter referred to as the "Assignment Date"). Furthermore, with respect to the assignment of the Transaction to the Assignee, the Assignee shall accept assignment of this Transaction subject to all terms of this Confirmation and all references to the term "Counterparty" herein shall be deemed references to such Assignee. On each Assignment Date, Constant Party, the relevant Assignor and the relevant Assignee, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration received, agree as follows:

(a) Assignor sells, assigns, transfers, and sets over to Assignee, its successors and permitted assigns, all of its right, title, and interest in, to, under, and in respect of, the Transaction. Assignor releases and discharges Constant Party from, and agrees not to make any claim against Constant Party with respect to, any obligations of Constant Party arising and to be performed under and in respect of the Transaction after the Assignment Date. Assignor agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transaction prior to or on the Assignment Date.

(b) Assignee accepts such sale, assignment and transfer and assumes and agrees to perform each and every obligation of Assignor arising and to be performed under the Transaction after the Assignment Date, with the same force and effect as if Assignee had been a party to the Transaction originally; it being understood and agreed that, with respect to the Trustee as Assignee, the Trustee is an assignee solely by reason of its capacity as trustee (and not in its individual capacity) and the Trustee in its individual capacity shall have no obligation or liability for payment of any indebtedness or expenses and shall not be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken hereunder.

(c) Constant Party consents to the sale, assignment and transfer by Assignor and the assumption by Assignee referred to above. Constant Party releases and discharges Assignor from, and agrees not to make any claim against Assignor with respect to, any obligations of Assignor arising and to be performed under and in respect of the Transaction after the Assignment Date. Constant Party agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transaction prior to or on the Assignment Date.

(d) Assignor hereby represents and warrants to, and covenants and agrees with, Assignee and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assign and delegate to Assignee its rights and obligations under the Transaction as provided herein and has taken all necessary action to authorize such assignment and delegation; and (iii) such assignment and delegation is its legal, valid, and binding obligation enforceable against Assignor in accordance with the terms hereof.

(e) Assignee hereby represents and warrants to, and covenants and agrees with, Assignor and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assume the rights and obligations of Assignor under the Transaction as provided herein and perform its obligations under the Transaction and has taken all necessary action to authorize such assumption and performance; and (iii) such assumption and the Transaction is its legal, valid, and binding obligation enforceable against Assignee in accordance with the terms hereof.

(f) Assignor and Constant Party acknowledge that as of the Assignment Date no amounts are owed by Assignor or Constant Party to the other under the Transaction to which this assignment relates.

(g) Any additional assignments of this Transaction to a party other than an Assignee shall require the consent of Constant Party, such consent not to be unreasonably withheld. Notwithstanding any provision to the contrary, no additional assignments of this Transaction to a party other than an Assignee shall be made, and Constant Party shall not consent to such additional assignments of this Transaction until written confirmation of consent is received from the rating agencies that have rated the Certificates that such assignment will not result in a withdrawal or downgrade of the rating of the Certificates. Furthermore, no amendment of this Confirmation by an Assignee or other permitted assign shall be made, and Constant Party shall not consent to such amendment of this Confirmation, until written confirmation from the rating agency is received that it has rated the Certificates and such amendment will not result in a withdrawal or downgrade of the rating of the Certificates .

B. Limited Recourse; Non-Petition Provision :

To the extent the Trustee is a counterparty to Constant Party under the terms of this Transaction, the obligations of the Trustee hereunder shall be limited recourse obligations and Constant Party agrees that it will not, prior to the date that is one year and one day after the payment in full of all the Certificates, acquiesce, petition or otherwise invoke or cause such permitted assigns to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against such permitted assigns under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such permitted assigns or any substantial part of its property or ordering the winding-up or liquidation of the affairs of such permitted assigns or making an assignment for the benefit of creditors. Nothing contained herein shall prohibit Constant Party from submitting a claim or proof of claim, in any proceeding or process instituted by or against such permitted assigns in a case or proceeding instituted by a party other than the Constant Party or an affiliate thereof.

C. Payer Representations:

For the purpose of Section 3(e) of the ISDA Form, Constant Party and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form) to be made by it to the other party under the ISDA Form. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to
Section 3(f) of the ISDA Form;

(ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this ISDA Form; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this ISDA Form, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

D. Limitations on Event of Default:

Notwithstanding the terms of Sections 5 and 6 of the ISDA Form, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form, then unless Constant Party is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) Constant Party shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form only as a result of a Termination Event set forth in either Section 5(b)(i) or
Section 5(b)(ii) of the ISDA Form with respect to Constant Party as the Affected Party or Section5(b)(iii) of the ISDA Form with respect to Constant Party as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

E. Waiver of Jury Trial:

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Confirmation or any Credit Support Document.

5. Credit Support Documents:   With respect to the Constant Party, Standard
                               Guaranty of The Goldman Sachs Group, Inc. (the
                               "Goldman Group")

Credit Support Provider:       With respect to the Constant Party, the Goldman
                               Group

6. Account Details:

USD Payments to Constant
Party:

For the Account of:            [Intentionally Omitted]

Name of Bank:                  [Intentionally Omitted]

Account No:                    [Intentionally Omitted]

Fed ABA No:                    [Intentionally Omitted]

Constant Party Inquiries       [Intentionally Omitted]

Payments to Master Servicer:   In accordance with Master Servicer 's written
                               instructions as set forth below or otherwise delivered to Constant Party.

USD Payments to Master
Servicer:

For the Account of:

Name of Bank:                  [Intentionally Omitted]

ABA#:                          [Intentionally Omitted]

For Credit to:                 [Intentionally Omitted]

Acct #:                        [Intentionally Omitted]

FFC to:                        [Intentionally Omitted]

7. The parties hereby agree (a) to check this Confirmation (Reference No.:
NUUC5101C1 (900000000)) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Counterparty, Assignor, Assignee and Constant Party with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Swap Administration, facsimile No. 212-902-5692.

      Very truly yours,

GOLDMAN SACHS CAPITAL MARKETS, L.P.

      By:   Goldman Sachs Capital Markets, L.L.C.

            General Partner

      By: ______________

      Name:

      Title:

Agreed and Accepted By:

Goldman, Sachs & Co.

      By: ___________________

      Name:

      Title:

Agreed and Accepted By:

Wachovia Bank, National Association

not in its individual capacity, but solely as Trustee

      By: ___________________

      Name:

      Title:

Counterparty Reference No.: _____________________

                                   EXHIBIT R-2

          Form of Subordinated Certificates Yield Maintenance Agreement


Goldman Sachs Capital Markets, L.P. | 85 Broad Street | New York, New York 10004 | Tel: 212-902-1000

swapconfirms2005: gsco_wfalt20052_nuuc510171aw


                                                            [GOLDMAN SACHS LOGO]

                                  CONFIRMATION

DATE:     October 21, 2005
TO:       Goldman, Sachs & Co. (Account No. 762-05895)

          Attention: Eric Muehlhauser
FROM:     Goldman Sachs Capital Markets, L.P.
          Telephone No.: 212-357-7836
          Facsimile No.: 212-902-5692
SUBJECT:  Cap Transaction
REF NO:   NUUC510171 (900000000) / (006 807 416)

The purpose of this communication is to set forth the terms and conditions of the above referenced transaction entered into on the Trade Date specified below (the "Transaction") between Goldman Sachs Capital Markets, L.P. (" Constant Party"), guaranteed by The Goldman Sachs Group, Inc. ("Goldman Group"), and Goldman, Sachs & Co. ("Counterparty"). This communication constitutes a "Confirmation" as referred to in paragraph 2. below .

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.

2. This Confirmation evidences a complete and binding agreement between Constant Party and Counterparty as to the terms of the Transaction to which this Confirmation relates, and this Confirmation evidences the sole Transaction for the benefit of the Wells Fargo Alternative Loan 2005-2 Trust ("WFALT"). Notwithstanding whether the Constant Party and Counterparty have entered into a master agreement governing transactions of this type (the "Agreement"), this Transaction shall constitute a "Transaction" within the scope of, and this Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") as if the parties had executed an agreement in such form effective as of the Trade Date but without any Schedule except for (i) the election of Market Quotation and Second Method, (ii) New York law (without regard to the conflicts of law principles) as the governing law, (iii) US Dollars as the Termination Currency, (iv) the election that subparagraph (ii) of Section 2(c) will apply to Transactions, (v) only Section 5(a)(i) Failure to Pay and Section 5(a)(vii) Bankruptcy will be applicable to the parties and Section 5 (a) (iii) Credit Support Default will be applicable to the Constant Party (all other Events of Default will not apply to either party), (vi) Section 5(a)(i) is modified by replacing the word "third" in the last line of Section 5(a)(i) with the word "first"), (vii) only 5(b)(i) Illegality, 5(b)(ii) Tax Event and 5(b)(iii) Tax Event Upon Merger will be applicable to the parties (all other Termination Events will not apply to either party), (viii) the Limited Recourse; Non-Petition Provision (as described below in Section 4B) shall apply and (ix) Set off under Section 6(e) will not apply. In the event of any inconsistency between the Definitions, the ISDA Form and this Confirmation, this Confirmation will govern.

3. The terms of the particular Transaction to which this Confirmation relates are as follows:

Applicable Notional Amount:    USD 42,957,000 (subject to adjustment in
                               accordance with the Schedule set forth in Annex
                               I)

Notional Amount for each
Calculation Period :           The lesser of:

                               (i) The Applicable Notional Amount

                               (ii) The Aggregate Current Principal Balance of the Reference Securities on the monthly statement from Wells Fargo Bank, N.A. (the "Master Servicer") for the distribution occurring on the first day of the applicable Calculation Period; provided, however, that any reductions in the Notional Amount shall not give rise to a payment by either party of any settlement amount, breakage costs, or other amounts representing the future value of the portion of the Notional Amount which has been reduced.

                               Aggregate Current Principal Balance shall mean the sum of the amounts published on the distribution date statement published on the first day of the Calculation Period for the Wells Fargo Alternative Loan 2005-2 Trust on the internet website www.ctslink.com under the column heading Ending Certificate Balance next to each of the Reference Securities listed under the heading Class.

                               If such report does not appear on the internet website referenced above the Aggregate Current Principal Balance can be obtained by contacting the Master Servicer at its corporate trust office located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Wells Fargo Alternative Loan 2005-2 Trust, Deal Manager, or by contacting the Master Servicer's investor relations desk at 301-815-6600 provided however if the Aggregate Current Principal Balance is still not available from the above sources on the fifth Business Day following the first day of the Calculation Period the Notional Amount will be

                               The lesser of:

                               (i) The Applicable Notional Amount

                               (ii) The Aggregate Current Principal Balance of the Reference Securities applicable to the previous Calculation Period

Reference Securities:          Wells Fargo Alternative Loan 2005-2 Trust,
                               Mortgage Asset-Backed Pass-Through
                               Certificates, Series 2005-2, Class M-1
                               Certificates (CUSIP: 949920 AA 0)

                               Wells Fargo Alternative Loan 2005-2 Trust,
                               Mortgage Asset-Backed Pass-Through
                               Certificates, Series 2005-2, Class M-2
                               Certificates (CUSIP: 949920 AB 8)

                               Wells Fargo Alternative Loan 2005-2 Trust,
                               Mortgage Asset-Backed Pass-Through
                               Certificates, Series 2005-2, Class M-3
                               Certificates (CUSIP: 949920 AC 6)

                               Wells Fargo Alternative Loan 2005-2 Trust,
                               Mortgage Asset-Backed Pass-Through
                               Certificates, Series 2005-2, Class M-4
                               Certificates (CUSIP: 949920 AD 4)

                               Wells Fargo Alternative Loan 2005-2 Trust,
                               Mortgage Asset-Backed Pass-Through
                               Certificates, Series 2005-2, Class M-5
                               Certificates (CUSIP: 949920 AE 2)

                               Wells Fargo Alternative Loan 2005-2 Trust,
                               Mortgage Asset-Backed Pass-Through
                               Certificates, Series 2005-2, Class B-1
                               Certificates (CUSIP: 949920 AF 9)

                               Wells Fargo Alternative Loan 2005-2 Trust
                               Mortgage Asset-Backed Pass-Through
                               Certificates, Series 2005-2, Class B-2
                               Certificates (CUSIP: 949920 AG 7)

Trade Date:                    October 12, 2005

Effective Date:                October 28, 2005

Termination Date:              August 25, 2008, subject to adjustment in
                               accordance with the Modified Following Business
                               Day Convention

Floating Amounts:

Floating Rate Payer (Cap       Constant Party
Seller):

Cap Rate:                      6.26844% (subject to adjustment in accordance
                               with the Schedule set forth in Annex I)

Floating Rate Payer Payment    Monthly, on the day which is one (1) Business
Dates:                         Day prior to each Floating Rate Period End
                               Date.

Floating Rate Option:          USD-LIBOR-BBA; provided, however, that if the
                               Floating Rate determined from such Floating
                               Rate Option for any Calculation Period is greater than or equal to 9.40280% then the Floating Rate for such Calculation Period shall be deemed to be 9.40280%

Floating Rate Designated       1 Month
Maturity:

Floating Rate Reset Dates:     The first day of each Calculation Period

Floating Rate Day Count        Actual/360
Fraction:

Floating Rate Period           Monthly, on the 25th day of each month,
End Dates:                     commencing on November 25, 2005 and ending on
                               the Termination Date, subject to adjustment in accordance with the Modified Following Business
                               Day Convention.

Fixed Amounts:

Fixed Rate Payer (Cap Buyer):  Counterparty

Fixed Rate Payer Payment Date: October 14, 2005, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amount:                  [______] payable by Goldman, Sachs & Co. to
                               Constant Party on the Fixed Rate Payer Payment
                               Date

Business Days:                 New York

Calculation Agent:             Constant Party

Governing Law:                 New York law

4. Additional Provisions:

A. Assignment Provisions: It is acknowledged and agreed by the parties that this Transaction shall be subject to assignment by Counterparty to Wachovia Bank, National Association (the "Trustee"), as trustee on behalf of the holders of the Wells Fargo Alternative Loan 2005-2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2 (CUSIP Number: see Reference Securities; the "Certificates ") (such assignee is referred to herein as an "Assignee" and such assignor is referred to herein as an "Assignor"). This assignment shall occur on the day the Assignor and Assignee agree to such assignment and provides written notification of the effective date of assignment to the Constant Party (each such day hereinafter referred to as the "Assignment Date"). Furthermore, with respect to the assignment of the Transaction to the Assignee, the Assignee shall accept assignment of this Transaction subject to all terms of this Confirmation and all references to the term "Counterparty" herein shall be deemed references to such Assignee. On each Assignment Date, Constant Party, the relevant Assignor and the relevant Assignee, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration received, agree as follows:

(a) Assignor sells, assigns, transfers, and sets over to Assignee, its successors and permitted assigns, all of its right, title, and interest in, to, under, and in respect of, the Transaction. Assignor releases and discharges Constant Party from, and agrees not to make any claim against Constant Party with respect to, any obligations of Constant Party arising and to be performed under and in respect of the Transaction after the Assignment Date. Assignor agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transaction prior to or on the Assignment Date.

(b) Assignee accepts such sale, assignment and transfer and assumes and agrees to perform each and every obligation of Assignor arising and to be performed under the Transaction after the Assignment Date, with the same force and effect as if Assignee had been a party to the Transaction originally; it being understood and agreed that, with respect to the Trustee as Assignee, the Trustee is an assignee solely by reason of its capacity as trustee (and not in its individual capacity) and the Trustee in its individual capacity shall have no obligation or liability for payment of any indebtedness or expenses and shall not be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken hereunder.

(c) Constant Party consents to the sale, assignment and transfer by Assignor and the assumption by Assignee referred to above. Constant Party releases and discharges Assignor from, and agrees not to make any claim against Assignor with respect to, any obligations of Assignor arising and to be performed under and in respect of the Transaction after the Assignment Date. Constant Party agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transaction prior to or on the Assignment Date.

(d) Assignor hereby represents and warrants to, and covenants and agrees with, Assignee and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assign and delegate to Assignee its rights and obligations under the Transaction as provided herein and has taken all necessary action to authorize such assignment and delegation; and (iii) such assignment and delegation is its legal, valid, and binding obligation enforceable against Assignor in accordance with the terms hereof.

(e) Assignee hereby represents and warrants to, and covenants and agrees with, Assignor and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assume the rights and obligations of Assignor under the Transaction as provided herein and perform its obligations under the Transaction and has taken all necessary action to authorize such assumption and performance; and (iii) such assumption and the Transaction is its legal, valid, and binding obligation enforceable against Assignee in accordance with the terms hereof.

(f) Assignor and Constant Party acknowledge that as of the Assignment Date no amounts are owed by Assignor or Constant Party to the other under the Transaction to which this assignment relates.

(g) Any additional assignments of this Transaction to a party other than an Assignee shall require the consent of Constant Party, such consent not to be unreasonably withheld. Notwithstanding any provision to the contrary, no additional assignments of this Transaction to a party other than an Assignee shall be made, and Constant Party shall not consent to such additional assignments of this Transaction until written confirmation of consent is received from the rating agencies that have rated the Certificates that such assignment will not result in a withdrawal or downgrade of the rating of the Certificates. Furthermore, no amendment of this Confirmation by an Assignee or other permitted assign shall be made, and Constant Party shall not consent to such amendment of this Confirmation, until written confirmation from the rating agency is received that it has rated the Certificates and such amendment will not result in a withdrawal or downgrade of the rating of the Certificates .

B. Limited Recourse; Non-Petition Provision :

To the extent the Trustee is a counterparty to Constant Party under the terms of this Transaction, the obligations of the Trustee hereunder shall be limited recourse obligations and Constant Party agrees that it will not, prior to the date that is one year and one day after the payment in full of all the Certificates, acquiesce, petition or otherwise invoke or cause such permitted assigns to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against such permitted assigns under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such permitted assigns or any substantial part of its property or ordering the winding-up or liquidation of the affairs of such permitted assigns or making an assignment for the benefit of creditors. Nothing contained herein shall prohibit Constant Party from submitting a claim or proof of claim, in any proceeding or process instituted by or against such permitted assigns in a case or proceeding instituted by a party other than the Constant Party or an affiliate thereof.

C. Payer Representations:

For the purpose of Section 3(e) of the ISDA Form, Constant Party and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form) to be made by it to the other party under the ISDA Form. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to
Section 3(f) of the ISDA Form;

(ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this ISDA Form; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this ISDA Form, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

D. Limitations on Event of Default:

Notwithstanding the terms of Sections 5 and 6 of the ISDA Form, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form, then unless Constant Party is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) Constant Party shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form only as a result of a Termination Event set forth in either Section 5(b)(i) or
Section 5(b)(ii) of the ISDA Form with respect to Constant Party as the Affected Party or Section5(b)(iii) of the ISDA Form with respect to Constant Party as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

E. Waiver of Jury Trial:

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Confirmation or any Credit Support Document.

5. Credit Support Documents:   With respect to the Constant Party, Standard
                               Guaranty of The Goldman Sachs Group, Inc. (the
                               "Goldman Group")

Credit Support Provider:       With respect to the Constant Party, the
                               Goldman Group

6. Account Details:

USD Payments to Constant
Party:

For the Account of:            [Intentionally Omitted]

Name of Bank:                  [Intentionally Omitted]

Account No:                    [Intentionally Omitted]

Fed ABA No:                    [Intentionally Omitted]

Constant Party Inquiries       [Intentionally Omitted]


Payments to Master Servicer:   In accordance with Master Servicer's written
                               instructions as set forth below or otherwise delivered to Constant Party.

USD Payments to Master
Servicer:

For the Account of:

Name of Bank:                  [Intentionally Omitted]

ABA#:                          [Intentionally Omitted]

For Credit to:                 [Intentionally Omitted]

Acct #:                        [Intentionally Omitted]

FFC to:                        [Intentionally Omitted]

7. The parties hereby agree (a) to check this Confirmation (Reference No.:
NUUC510171(900000000)) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Counterparty, Assignor, Assignee and Constant Party with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Swap Administration, facsimile No. 212-902-5692.

      Very truly yours,

GOLDMAN SACHS CAPITAL MARKETS, L.P.

      By:   Goldman Sachs Capital Markets, L.L.C.

            General Partner

      By: ______________

      Name:

      Title:

Agreed and Accepted By:

Goldman, Sachs & Co.

By: ___________________

Name:

Title:

Agreed and Accepted By:

Wachovia Bank, National Association

not in its individual capacity, but solely as Trustee

By: ___________________

Name:

Title:

Counterparty Reference No.: _____________________


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